CASH COLLATERAL AND DISBURSEMENT AGREEMENT


                                      Among


             U.S. Bank National Association, as Disbursement Agent,

                   U.S. Bank National Association, as Trustee,

             Professional Associates Construction Services, Inc., as
                      Independent Construction Consultant,

                   Inn of the Mountain Gods Resort and Casino

                                       and

                           The Guarantors named herein

                                      dated

                                November 3, 2003



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                                TABLE OF CONTENTS

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                                                                                          PAGE


1.      Definitions..........................................................................2
        1.1.    Defined Terms................................................................2
        1.2.    Index of Additional Defined Terms...........................................10

2.      Appointment of Disbursement Agent; Establishment of Securities Accounts;
           Related Provisions...............................................................11
        2.1.    Appointment of the Disbursement Agent.......................................11
        2.2.    Establishment of Collateral Accounts........................................11
        2.3.    Acknowledgement of Security Interest; Control...............................12
        2.4.    Control of Securities Accounts..............................................12
        2.5.    Control of Deposit Account..................................................13
        2.6.    Issuer's Rights.............................................................14
        2.7.    Cash Equivalents............................................................14
        2.8.    Remedies....................................................................14
        2.9.    Waiver of Set-Off Rights....................................................15
        2.10.   Cooperation.................................................................15

3.      Certain Responsibilities of Disbursement Agent and Independent
           Construction Consultant..........................................................16
        3.1.    Disbursements from the Collateral Accounts..................................16
        3.2.    Transfer of Funds at Direction of Trustee...................................16
        3.3.    Payment of Compensation.....................................................16
        3.4.    Periodic Review.............................................................17

4.      Disbursements.......................................................................18
        4.1.    Initial Disbursements from the Construction Disbursement Account............18
        4.2.    Subsequent Disbursements from the Construction Disbursement Account.........19
        4.3.    Other Disbursements from the Construction Disbursement Account..............21
        4.4.    Interest Reserve Account Disbursements......................................22
        4.5.    Conditions Precedent to Construction Reserve Account Disbursements..........23
        4.6.    Retainage Account Disbursements.............................................24
        4.7.    Final Disbursement of Funds in Pledged Accounts Following the
                     Project Completion Date................................................24

5.      Certain Covenants...................................................................24
        5.1.    Amendments to Project Budget................................................24
        5.2.    Construction Contract Amendment Process.....................................26
        5.3.    Construction Contracts Entered into After the Issue Date....................27
        5.4.    Updates to Project Budgets and Project Budget Certificate...................27
        5.5.    Project Cost Schedule Certificate...........................................28

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        5.6.    Off-Site Materials..........................................................28
        5.7.    Assignment of Material Construction Contracts...............................28

6.      Disbursed Funds Account.............................................................28
        6.1.    Rights of the Issuer to Disbursed Funds Account.............................28
        6.2.    Right to Substitute Disbursed Funds Account.................................29

7.      Limitation of Liability.............................................................29
        7.1.    Limitation of Disbursement Agent's Liability................................29
        7.2.    Limitation of Independent Construction Consultant's Liability...............29

8.      Indemnity and Insurance.............................................................30
        8.1.    Indemnification of Disbursement Agent.......................................30
        8.2.    Insurance...................................................................30

9.      Termination.........................................................................31

10.     Substitution or Resignation of the Disbursement Agent...............................32
        10.1.   Procedure...................................................................32
        10.2.   Successor Disbursement Agent by Merger, etc.................................33
        10.3.   Eligibility; Disqualification...............................................33
        10.4.   Notification of Independent Construction Consultant.........................33

11.     Statement of Collateral Accounts....................................................33

12.     Miscellaneous.......................................................................33
        12.1.   Waiver......................................................................33
        12.2.   Invalidity..................................................................33
        12.3.   No Authority................................................................34
        12.4.   Assignment..................................................................34
        12.5.   Benefit.....................................................................34
        12.6. Time 34
        12.7.   Choice of Law...............................................................34
        12.8.   Entire Agreement; Amendments................................................34
        12.9.   Notices.....................................................................34
        12.10.  Counterparts................................................................35
        12.11.  Captions....................................................................35
        12.12.  Right to Consult Counsel....................................................35
        12.13.  Tribe Authorization.........................................................35

13. Waiver of Sovereign Immunity, Jurisdiction, Consent to Service of
           Process; Arbitration and Agent for Services of Process...........................36
        13.1.   Waiver of Sovereign Immunity; Jurisdiction; Consent to Service of
                     Process................................................................36
        13.2.   Arbitration.................................................................37
        13.3.   Agent for Service of Process................................................37
        13.4.   Non-Impairment..............................................................38


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                                TABLE OF EXHIBITS

EXHIBITS

Exhibit A           Form of Initial Disbursements Certificate
Exhibit B-1         Form of Issuer's Closing Certificate
Exhibit B-2         Form of Independent Construction Consultant's Closing Certificate
Exhibit B-3         Form of Disbursement Agent's Closing Certificate
Exhibit B-4         Form of Trustee's Closing Certificate
Exhibit C-1         Form of Construction Disbursement Request and Certificate
Exhibit C-2         Form of Advance Disbursement Request and Certificate
Exhibit C-3         Form of Overfunded Amounts Disbursement Request and Certificate
Exhibit D           Form of Interest Disbursement Request
Exhibit E-1         Form of Construction Reserve Disbursement Request and Certificate
                      re:  Construction Expenses
Exhibit E-2         Form of Construction Reserve Disbursement Request and Certificate
                      re:  Compact Settlement
Exhibit E-3         Form of Construction Reserve Disbursement Request and Certificate
                      re:  Excess Reserve Amounts
Exhibit F           Form of Retainage Account Disbursement Request and Certificate
Exhibit G           Form of Final Disbursement Request and Certificate
Exhibit H-1         Form of Project Budget Amendment Certificate
Exhibit H-2         Form of Construction Contract Amendment Certificate
Exhibit H-3         Form of Additional Construction Contract Certificate
Exhibit I           Form of Consent to Pledge of Construction Contract

ANNEXES

Annex 1 Initial Project Budget
Annex 2 Collateral Accounts

SCHEDULE

Schedule 1             Guarantors

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                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT


     THIS CASH COLLATERAL AND DISBURSEMENT AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this "AGREEMENT") is dated November 3, 2003, by and among U.S. Bank National Association, as disbursement agent, securities intermediary and depositary bank (together with any successor disbursement agent permitted hereunder, the "DISBURSEMENT AGENT"), U.S. Bank National Association, as trustee under the Indenture (as defined below) (together with its successors and assigns from time to time under the Indenture, the "TRUSTEE"), Professional Associates Construction Services, Inc., a California corporation (the "INDEPENDENT CONSTRUCTION CONSULTANT"), Inn of the Mountain Gods Resort and Casino (the "ISSUER"), an unincorporated enterprise of the Apache Tribe of the Mescalero Reservation (the "TRIBE"), and the entities listed on Schedule 1 hereto, each an unincorporated enterprise of the Tribe (the "GUARANTORS"). Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to such terms in the Indenture.

                                    RECITALS

     A. NOTES. Concurrently herewith, the Issuer is issuing $200.0 million aggregate principal amount of its 12% Senior Notes due 2010 (together with all notes issued in exchange or replacement therefor, the "INITIAL NOTES"), pursuant to that certain Indenture among the Issuer, the Guarantors, the Tribe and the Trustee, dated as of November 3, 2003 (the "INDENTURE"). In addition, the Issuer may from time to time issue additional Senior Notes due 2010 pursuant to the Indenture in accordance with the provisions thereof (collectively with the Initial Notes, the "NOTES"). The Notes will have the benefit of the guarantees of the Guarantors (the "GUARANTEES" and, together with the Notes, the "Securities") of the Guarantors provided for in the Indenture.

     B. RESORT. The Issuer desires to design, develop, construct, equip and operate phase II of its two-phase construction project (the "PROJECT"), which is comprised of the Inn of the Mountain Gods Resort and Casino, including a casino, hotel and certain related amenities (the "RESORT") on the Tribe's reservation near Mescalero, New Mexico (the "RESERVATION"). The Issuer has all rights and decision making authority with respect to the development, construction and operation of the Resort pursuant to that certain ordinance of the tribal council of the Tribe adopted on April 2, 2003 (Resolution 03-05).

     C. CONSTRUCTION DISBURSEMENT ACCOUNT, INTEREST RESERVE ACCOUNT AND CONSTRUCTION RESERVE ACCOUNT. Contemporaneously with the execution of this Agreement, the Issuer will deposit (i) $[ ] million into the Construction Disbursement Account (as defined below), (ii) $[ ] million into the Interest Reserve Account (as defined below) and (iii) $[ ] million into the Construction Reserve Account (as defined below) (in each case, the "INITIAL DEPOSIT"). Assets maintained in the Construction Disbursement Account, the Interest Reserve Account and the Construction Reserve Account are owned beneficially by the Issuer and pledged to the Trustee for the benefit of itself and the holders of the Notes, subject to the terms and conditions of this Agreement.

     D. COLLATERAL. Until the Project Completion Date, as security for its obligations under the Notes, the Guarantees and the Indenture, pursuant to the Accounts Security Agreement


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(as defined below) the Issuer and the Guarantors have granted security interests to the Trustee, on behalf of itself and the holders of Notes, in the Collateral Accounts.

     E. PURPOSE. The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which funds will be disbursed
(i) from the Construction Disbursement Account and Retainage Account in order to finance the design, development and construction of the Resort, including the furnishing, fixturing and equipping thereof, (ii) from the Interest Reserve Account for payment of the first three interest payments due on the Notes, (iii) from the Construction Reserve Account to, subject to the limitations set forth in this Agreement, fund a Compact Dispute Resolution and, after all funds in the Construction Disbursement Account have been exhausted, to finance completion of the Resort, including the furnishing, fixturing and equipping thereof, and (iv) from the other accounts established hereby for the purposes set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   DEFINITIONS.

          1.1. DEFINED TERMS. The terms defined in this Section 1 shall have the meanings herein specified:

     "ACCOUNTS SECURITY AGREEMENT" has the meaning ascribed thereto in the Indenture.

     "ADVANCE CONSTRUCTION DISBURSEMENT" means a disbursement from the Construction Disbursement Account pursuant to Section 4.3.

     "AFFILIATE" has the meaning ascribed thereto in the Indenture.

     "APPLICABLE PERMITS" means federal, state, tribal and local license authorizations, certifications, filings, recordings, permits or other approvals with or of any governmental or quasi-governmental authority, including, without limitation, environmental, construction, operating, use or occupancy permits and any agreements, consents, licenses or approvals that are required or that are otherwise necessary for the performance of the design, construction, operation or maintenance of the Resort. Without limiting the foregoing, Applicable Permits also include Construction Period permits for temporary construction utilities and temporary sanitary facilities, dump permits, road use permits, permits related to the use, storage and disposal of Hazardous Materials introduced to the Reservation for or in connection with the performance of the design, construction, operation or maintenance of the Resort, and permits issued pursuant to any building, mechanical, electrical, plumbing or similar codes or permits otherwise required by or in connection with the Transaction Documents.

     "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.


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     "BUSINESS DAY" has the meaning ascribed thereto in the Indenture.

     "CASH EQUIVALENTS" has the meaning ascribed thereto in the Indenture.

     "CHANGE IN SCOPE" means a change, alteration, addition or deletion of the scope of work, quality of work or other aspect of work in any line item in the Project Budget.

     "COLLATERAL" has the meaning ascribed thereto in the Accounts Security
Agreement:

     "COLLATERAL DOCUMENTS" has the meaning ascribed thereto in the Indenture.

     "COMPACT" has the meaning ascribed thereto in the Indenture.

     "COMPACT DISPUTE" has the meaning ascribed thereto in the Indenture.

     "COMPACT DISPUTE RESOLUTION" has the meaning ascribed thereto in the Indenture.

     "CONSTRUCTION CONTRACT AMENDMENT" means any material amendment or modification of a Construction Contract (including, without limitation, any material change order to a Construction Contract).

     "CONSTRUCTION CONTRACTS" means the direct contracts between the Issuer and any Person pertaining to the construction of the Resort.

     "CONSTRUCTION DISBURSEMENT ACCOUNT" means the account entitled "U.S. Bank National Association as Disbursement Agent FAO Inn of the Mountain Gods Resort and Casino Construction Disbursement Account" (and as further described in Recital D and on ANNEX 2 hereto) established pursuant to Section 2.2 of this Agreement at the Disbursement Agent's office located at 60 Livingston Avenue, St. Paul, Minnesota 55107-2292, which account is to be maintained by the Disbursement Agent and pledged to the Trustee pursuant to the terms of the Accounts Security Agreement. The Construction Disbursement Account will initially be funded with approximately $[ ] million.

     "CONSTRUCTION EXPENSES" means Project Costs incurred in accordance with the Project Budget, excluding, however, any Pre-Issuance Expenses.

     "CONSTRUCTION PERIOD" means the period from the Issue Date to and including the Project Completion Date of the Resort.

     "CONSTRUCTION RESERVE ACCOUNT" means the account entitled "U.S. Bank National Association as Disbursement Agent FAO Inn of the Mountain Gods Resort and Casino Construction Reserve Account" (and as further described in Recital D and on ANNEX 2 hereto) established pursuant to Section 2.2 of this Agreement at the Disbursement Agent's office located at 60 Livingston Avenue, St. Paul, Minnesota 55107-2292, which account is to be maintained by the Disbursement Agent and pledged to the Trustee pursuant to the terms of the Accounts Security Agreement. The Construction Reserve Account will initially be funded with approximately $[ ] million.


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     "CONSTRUCTION SCHEDULE" means a schedule describing the sequencing of the components of work to be undertaken in connection with the Resort, which schedule (as the same may be amended) demonstrates the timeline until the Project Completion Date.

     "CONSTRUCTION SERVICES AGREEMENT" means the agreement dated November 3, 2003 among the Independent Construction Consultant, the Trustee and the Issuer.

     "CONTRACTOR" means a contractor or supplier of materials or services in connection with the construction of the Resort pursuant to a direct contract with the Issuer, including the Design Build Contractor.

     "CONTROL AGREEMENTS" has the meaning ascribed thereto in the Accounts Security Agreement.

     "COST OVERRUN" means any event, other than a Change in Scope, which results in an increase in the Project Costs.

     "DESIGN BUILD CONTRACT" has the meaning ascribed thereto in the Indenture.

     "DESIGN BUILD CONTRACTOR" means Centex/WorthGroup LLC, a [Delaware] limited liability company.

     "DISBURSED FUNDS ACCOUNT" means the account, entitled "Inn of the Mountain Gods Resort and Casino Disbursed Funds Account" (and as further described on ANNEX 2 hereto) established at the Disbursement Agent's office located at 60 Livingston Avenue, St. Paul, Minnesota 55107-2292 in the name of the Issuer, or any substitute account selected in accordance with this Agreement, which account shall be funded from disbursements from the Construction Disbursement Account and Construction Reserve Account, if any, pursuant to this Agreement and shall be pledged as collateral to the Trustee, for the benefit of itself and the holders of the Notes, and from which the Issuer shall have check writing authority for payments of the amounts for which funds have been disbursed to this account.

     "DISBURSEMENT AGENT'S CLOSING CERTIFICATE" means a closing certificate from the Trustee in the form of EXHIBIT B-3 attached hereto.

     "DISBURSEMENT REQUEST" means a construction Disbursement Request, an Advance Construction Disbursement Request, an Overfunded Amounts Disbursement Request, a Construction Reserve Disbursement Request, a Retainage Disbursement Agreement or a Final Disbursement Request.

     "EVENT OF DEFAULT" means the occurrence of any of the following specified events:

          (a) The occurrence and continuance of an Event of Default under the Indenture.

          (b) The Disbursement Agent, after appropriate consultation with the Issuer and the Independent Construction Consultant, is unable to approve a Construction Dis-

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               bursement Request in excess of $500,000 due to the failure of the
               Issuer to satisfy the conditions precedent thereto set forth herein, including, without limitation, the condition precedent that the Independent Construction Consultant deliver the certificates required under this Agreement, and such failure continues for forty-five (45) days after notice thereof without being cured.

          (c) The Issuer shall fail to perform, observe or comply with any of its obligations under [Section 5] (and such failure continues for a period of five (5) days after notice thereof) of this Agreement.

          (d) The Issuer shall fail to deliver any documents required to be delivered by the Issuer pursuant to this Agreement and, other than as set forth in clause (b) above, any such failure continues for twenty (20) calendar days after notice thereof without being cured.

          (f) Any of the Material Construction Contracts shall have terminated, become invalid or illegal, or otherwise ceased to be in full force and effect (except in accordance with its terms upon completion of the respective work or delivery of the respective materials); PROVIDED that with respect to any Material Construction Contract, no Event of Default shall be deemed to have occurred as a result of such event so long as (a) the Issuer provides written notice to the Independent Construction Consultant (immediately upon, but in no event more than two (2) Business Days after, the Issuer's becoming aware of such Construction Contract's ceasing to be in full force or effect) that the Issuer intends to replace such Construction Contract (or that replacement is not necessary), and (b) in each case if, in the reasonable judgment of the Independent Construction Consultant, a replacement is necessary, (i) the Issuer obtains a replacement obligor or obligors reasonably acceptable to the Independent Construction Consultant for the affected party, (ii) the Issuer enters into a replacement Construction Contract in accordance with Section 5.3, on terms no less beneficial to the Issuer and the Trustee and on then current market terms, within thirty (30) days of such termination, and, in connection therewith, the Issuer delivers to Trustee an executed consent from such replacement contractor substantially in the form of
               EXHIBIT I hereto, (iii) in the event the effected Construction Contract involved the Design Build Contractor, any replacement for the Design Build Contractor shall be of similar national standing and reputation and shall have comparable financial reserves as the Design Build Contractor and (iv) the Independent Construction Consultant has determined, in its reasonable judgment, that the Resort can be completed without any increase in Project Costs, unless accompanied by an amendment to the Project Budget which is permitted by this Agreement; PROVIDED, FURTHER, that in making its certifications required pursuant to this clause (f), the Independent Construction Consultant may rely on any material or information which it, in its professional opinion, deems reasonable.

     "FINAL PLANS" means, with respect to any particular work or improvement that constitutes a portion of the Resort, Plans that:

          (a) have received final approval from all governmental authorities required to approve such Plans prior to completion of the work or improvements, if any;

          (b) contain sufficient specificity to permit the completion of such work or improvement;

          (c) are consistent with constructing the Resort to include the Minimum Facilities; and

          (d) have been signed by an architect licensed to practice architecture in the State of New Mexico;

PROVIDED, HOWEVER, that the Final Plans may be modified from time to time in accordance with the terms hereof.

     "GAAP" has the meaning ascribed thereto in the Indenture.

     "GOVERNMENT SECURITIES" has the meaning ascribed thereto in the Indenture.

     "GOVERNMENTAL ACTION" means any resolution, ordinance, statute, regulation, order or decision regardless of how constituted having the force of law or legal authorization of the Tribe, the Issuer, any guarantor of the Notes or any other instrumentality or agency of the Tribe.

     "HARD COSTS" means the Contract Sum (as such term is defined in the Design Build Contract) outstanding under the Design Build Contract.

     "HOLDERS" means holders from time to time of the Notes.

     "IGRA" means the Indian Gaming Regulatory Act of 1988, PL 100-497, 25 U.S.C. ss.ss. 2701 ET SEQ., as same may, from time to time, be amended.

     "INDEBTEDNESS" has the meaning ascribed thereto in the Indenture.

     "INDEPENDENT CONSTRUCTION CONSULTANT" means the Independent Construction Consultant as defined in the preamble hereto, together with its successors and replacements, as designated by the Trustee.

     "INDEPENDENT CONSTRUCTION CONSULTANT'S CLOSING CERTIFICATE" means a closing certificate from the Trustee in the form of EXHIBIT B-2 attached hereto.

     "INITIAL PROJECT BUDGET" means the itemized schedules setting forth on a line item basis all of the estimated Project Costs attached hereto as ANNEX I.

     "INTEREST PAYMENT DATE" has the meaning ascribed thereto in the Indenture.

     "INTEREST RESERVE ACCOUNT" means the account entitled "U.S. Bank National Association as Disbursement Agent FAO Inn of the Mountain Gods Resort and Casino Interest Reserve Account" (and as further described on ANNEX 2 hereto) established pursuant to Section 2.2 of this Agreement at the Disbursement Agent's office located at 60 Livingston Avenue, St. Paul, Minnesota 55107-2292, which account is to be maintained by the Disbursement Agent and pledged

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to the Trustee pursuant to the terms of the Accounts Security Agreement. The
Interest Reserve Account will initially be funded with approximately $[ ] million.

     "ISSUE DATE" means the date of the Indenture.

     "ISSUER'S CLOSING CERTIFICATE" means an Officer's Certificate of the Issuer in the form attached hereto as EXHIBIT B-1.

     "LIEN" has the meaning ascribed thereto in the Indenture.

     "MATERIAL CONSTRUCTION CONTRACT" means each Construction Contract identified by the Issuer to be material to the Resort (which the Issuer agrees shall include all Construction Contracts with a total contract amount in excess of $2.5 million).

     "MINIMUM FACILITIES" means a hotel and casino resort facility which has in operation a gaming space featuring at least 900 slot machines and 30 table games, a hotel with at least 180 rooms, at least three restaurants, including a fine dining/casual restaurant, a buffet and a coffee snack bar, and a parking area for at least 1,900 vehicles.

     "OFFICER'S CERTIFICATE" means a certificate signed by two officers of the Issuer, one of whom must be the chief operating officer, the principal financial officer, the treasurer or the principal accounting officer of the Issuer.

     "OPERATING" means that:

          (1) no Gaming License (as defined in the Indenture) has been revoked or suspended;

          (2) all Liens (other than Permitted Liens), if any, related to the development, construction and equipping of, and beginning operations at, the Resort have been discharged or, if payment is not yet due or if such payment is contested in good faith by the Issuer, sufficient funds remain in the Construction Disbursement Account and the Construction Reserve Account to discharge such Liens;

          (3) the Resort is in a condition (including the installation of furnishings, fixtures and equipment) to receive customers in the ordinary course of business;

          (4) the Resort is open to the general public and operating with the Minimum Facilities in accordance with applicable law; and

          (5) the Resort is open to the general public and operating in accordance with applicable law in all material respects.

     "OVERFUNDED" means that the aggregate amount of cash and Cash Equivalents in the Construction Disbursement Account exceeds the aggregate of all amounts then remaining unpaid under the Project Budget, as such may be updated from time to time in accordance with Section 5.4, after deducting, as "paid," all Retainage Amounts deposited in the Retainage Accounts.

     "PERMITTED LIENS" has the meaning ascribed thereto in the Indenture.

     "PERSON" has the meaning ascribed thereto in the Indenture.

     "PLANS" means all drawings, plans and specifications prepared by or on behalf of the Issuer, as amended or supplemented from time to time in accordance with this Agreement, and, if required, submitted to and approved by the appropriate regulatory authorities, which describe and show the Resort and the labor and materials necessary for the construction thereof.

     "PRE-ISSUANCE EXPENSES" means, collectively, (a) any expenses paid by the Issuer, or by the Tribe on behalf of the Issuer, in connection with the Resort prior to the Issue Date, (b) to the extent not included within clause (a), amounts payable to the Design Build Contractor as of the Issue Date for work performed prior thereto and (c) to the extent not included within clause (a), any expenses paid pursuant to Schedule A of the Initial Disbursements Certificate.

     "PROJECT BUDGET" means the Initial Project Budget as the Initial Project Budget may be amended from time to time in accordance with this Agreement.

     "PROJECT COMPLETION DATE" has the meaning ascribed thereto in the Indenture.

     "PROJECT COST SCHEDULE" means an itemized schedule of all Project Costs set forth in the Project Budget.

     "PROJECT COSTS" means the costs to be incurred in connection with the acquisition, design, development, construction, equipping and opening of the Resort.

     "PROJECT REPORT" means the project report, dated [ ], 2003, prepared by Rider Hunt Levett & Bailey Ltd. in connection with the Project.

     "QUALIFYING SUBORDINATED INDEBTEDNESS" has the meaning ascribed thereto in the Indenture.

     "REALIZED SAVINGS" means, with respect to any line item in the Project Budget, the excess of the Remaining Budgeted Amount for such line item over the amount of funds expended or owed by the Issuer after the Issue Date to complete the tasks set forth in such line item and for the materials and services used to complete such tasks; PROVIDED, HOWEVER, that Realized Savings for any line item shall be deemed to be zero unless and until the Issuer has delivered a fully executed Project Budget Amendment Certificate in the form of EXHIBIT H-1 (together with all exhibits thereto) which includes such Realized Savings.

     "REMAINING BUDGETED AMOUNT" for any line item on the Project Budget means the Total Budgeted Amount for such line item in the Project Budget less the amount of Pre-Issuance Expenses and any amounts paid (including any Retainage Amounts deposited in the Retainage Account) with respect to such line item.

     "RESORT BUSINESS" has the meaning ascribed thereto in the Indenture.

     "RETAINAGE ACCOUNT" means the account entitled "U.S. Bank National Association as Disbursement Agent FAO Inn of the Mountain Gods Resort and Casino Retainage Account" (and as further described on ANNEX 2 hereto) established pursuant to Section 2.2 of this Agreement at the Disbursement Agent's office located at 60 Livingston Avenue, St. Paul, Minnesota 55107-2292, which account is to be maintained by the Disbursement Agent and pledged to the Trustee pursuant to the terms of the Accounts Security Agreement. [The Retainage Account will initially be funded with approximately $[ ] million.]1

     "RETAINAGE AMOUNTS" means, at any given time, amounts that have accrued and are owing under the terms of a Construction Contract for work or services to the Issuer already provided but which at such time (in accordance with the terms of the Construction Contract) are being withheld from payment to the Contractor thereunder until certain subsequent events set forth in such Construction Contract, which amount shall be deposited into the Retainage Account in accordance with Section 4.2.1, PROVIDED, HOWEVER, such Retainage Amounts shall not be less than the amount set forth in such Construction Contract and shall not be released other than in compliance with the terms of such Construction Contract. For purposes of this Agreement, any Retainage Amounts actually deposited in the Retainage Account shall be deemed "paid" when computing the amount of the Project Budget deemed "unpaid" at the time of such determination.

     "SECURED OBLIGATIONS" has the meaning ascribed thereto in the Accounts Security Agreement.

     "SECURED PARTIES" has the meaning ascribed thereto in the Accounts Security Agreement.

     "SOFT COSTS" means all costs and expenses (other than Hard Costs) set forth in the Project Budget.

     "SWEEP TERMINATION DATE" has the meaning ascribed to such term in the Indenture.

     "TOTAL BUDGETED AMOUNT" with respect to any line item in the Project Budget at any given time means the total amount budgeted for such line item in the Project Budget at such time.

     "TRANSACTION DOCUMENTS" means each of this Agreement, the Indenture, the Notes, the Guarantees, the Accounts Security Agreement, the Control Agreements and each other document entered into in connection herewith and therewith.

     "TRUSTEE'S CLOSING CERTIFICATE" means a closing certificate from the Trustee in the form of EXHIBIT B-4 attached hereto.


-------------------------------------
1 Discuss if Centex will require Retainage Account to be funded with amounts previously retained?

     "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York.

          1.2. INDEX OF ADDITIONAL DEFINED TERMS. In addition, the terms listed in the left column below shall have the respective meanings assigned to such terms in the Section of this Agreement listed opposite such terms in the right column below:


      DEFINED TERM                                                                 SECTION
      ------------                                                                 -------
      AAA...............................................................              13.2
      Additional Construction Contract Certificate......................               5.3
      Advance Construction Disbursement Request.........................             4.3.1
      Agreement.........................................................      Introduction
      Collateral Accounts...............................................               2.2
      Construction Contract Amendment Certificate.......................               5.2
      Construction Disbursement Request.................................          4.2.1(a)
      Construction Reserve Disbursement Request.........................               4.5
      CT................................................................              13.3
      Deposit Account...................................................               2.5
      Deposit Account Order.............................................               2.5
      Disbursement Agent................................................      Introduction
      Entitlement Order.................................................               2.4
      Final Disbursement................................................               4.6
      Final Disbursement Request........................................               4.6
      Financial Assets..................................................               2.4
      Indenture.........................................................     A of Recitals
      Independent Construction Consultant...............................      Introduction
      Initial Deposit...................................................     D of Recitals
      Initial Disbursements.............................................               4.1
      Initial Disbursements Certificate.................................               4.1
      Initial Notes.....................................................     A of Recitals
      Issuer............................................................      Introduction
      Material Construction Contract Amendment..........................               5.2
      Notes.............................................................     A of Recitals
      Off-Site Stored Material..........................................               5.6
      Overfunded Amounts Disbursement Request...........................             4.3.2
      Proceeds..........................................................     C of Recitals
      Project Budget Amendment Certificate..............................             5.1.3
      Reservation.......................................................     B of Recitals
      Resort............................................................     B of Recitals
      Securities Account................................................               2.4
      Security Entitlements.............................................               2.4
      Tribal Party......................................................              13.1
      Tribe.............................................................      Introduction
      Trustee...........................................................      Introduction


                                      -10-


     2. APPOINTMENT OF DISBURSEMENT AGENT; ESTABLISHMENT OF SECURITIES ACCOUNTS; RELATED PROVISIONS.

          2.1. APPOINTMENT OF THE DISBURSEMENT AGENT. The Disbursement Agent is hereby appointed by the Issuer and the Trustee as disbursement agent hereunder, and the Disbursement Agent hereby agrees to act as such and to accept all cash, payments, other amounts and Cash Equivalents to be delivered to or held by the Disbursement Agent pursuant to the terms of this Agreement. The Disbursement Agent shall hold and safeguard the Collateral Accounts (and the cash, instruments and securities on deposit therein) during the term of this Agreement and shall treat the Collateral Accounts and the cash, instruments, and securities in the Collateral Accounts as funds, instruments and securities pledged by the Issuer to the Trustee for the ratable benefit of the Holders to be held in accordance with the provisions hereof. In connection with its appointment as Disbursement Agent, the Disbursement Agent hereby represents and warrants that (i) with respect to Deposit Accounts, it is a "bank," as such term is defined in the UCC and
               (ii) with respect to Securities Accounts, it is a "securities intermediary" as defined in Section 8-102(a)(14) of the UCC.

          2.2. ESTABLISHMENT OF COLLATERAL ACCOUNTS. The Disbursement Agent hereby establishes at its offices located at 60 Livingston Avenue, St. Paul, Minnesota 55107-2292 the following accounts, which shall be maintained as special, segregated deposit accounts or securities accounts, as applicable, at all times until such accounts are closed as set forth in Section 4.6, unless earlier termination is otherwise provided for herein:

                    ACCOUNT:                                     ACCOUNT NUMBER:

        Construction Disbursement Account                            33616201

        Construction Reserve Account                                 33616202

        Interest Reserve Account                                     33616203

        Disbursed Funds Account                                      33616204

        Retainage Account                                            33616205

The terms set forth in the left column above, as used in this Agreement, shall be deemed to refer to the accounts having the account numbers listed in the right column above or any substitute account selected in accordance with the terms of this Agreement. The Construction Disbursement Account, the Interest Reserve Account, the Construction Reserve Account, the Retainage Account and the Disbursed Funds Account are sometimes referred to collectively herein as the "COLLATERAL ACCOUNTS."

     All moneys, investments and securities at any time on deposit in any of the above accounts shall constitute trust funds to be held in the custody of the Disbursement Agent for the purposes and on the terms set forth in this Agreement.

          2.3. ACKNOWLEDGEMENT OF SECURITY INTEREST; CONTROL. Pursuant to the Accounts Security Agreement and subject to the terms thereof, the parties hereto acknowledge that in order to secure the payment and performance in full of all the Secured Obligations, the Issuer and the Guarantors have pledged to and created in favor of the Trustee a lien on and first priority security interest in and to the Collateral, including the Collateral Accounts, on the terms set forth in the Accounts Security Agreement. The Collateral shall constitute collateral security for the payment and performance in full of all the Secured Obligations by the Issuer and the Guarantors and shall be subject to the control of the Trustee and shall be held in the custody of the Disbursement Agent in trust for the purposes of, and on the terms set forth in, the Accounts Security Agreement and this Agreement.

          2.4. CONTROL OF SECURITIES ACCOUNTS. The Disbursement Agent hereby agrees and confirms that it has established the Collateral Accounts as set forth and defined in this Agreement. The Disbursement Agent and the Issuer agree that (a) the Disbursement Agent is acting as a "securities intermediary" (within the meaning of Section 8-102(a)(14) of the UCC) with respect to any Collateral Accounts that are "securities accounts" (within the meaning of Section 8-501 of the UCC, each a "SECURITIES ACCOUNT") and the "financial assets" (within the meaning of Section 8-102(a)(9) of the UCC, the "FINANCIAL ASSETS") credited to such Securities Accounts; (b) each such Securities Account established by the Disbursement Agent is and will be maintained as a "securities account"; (c) the Issuer is an "entitlement holder" (within the meaning of Section 8-102(a)(7) of the UCC) in respect of the Financial Assets credited to such Securities Accounts and with respect to such Securities Accounts and the Disbursement Agent shall so note in its records pertaining to such Financial Assets and Securities Accounts; and (d) all Financial Assets in registered form or payable to or to the order of and credited to any such Securities Account shall be registered in the name of, payable to or to the order of, or specially endorsed to, the Disbursement Agent, or in blank, or credited to another securities account maintained in the name of the Disbursement Agent, as applicable, and in no case will any Financial Asset credited to any such Securities Account be registered in the name of, payable to or to the order of, or endorsed to, the Issuer or any other Person except to the extent the foregoing have been subsequently endorsed by the Issuer or such Person to the Disbursement Agent or in blank. Each item of property (including a security, security entitlement, investment property, instrument or obligation, share, participation, interest or other property whatsoever) credited to any Securities Account shall be treated as a Financial Asset. Until this Agreement terminates in accordance with the terms hereof, the Trustee shall have "control" (within the meaning of Section 8-106(d)(2) of the UCC) of the Issuer's "security entitlements" (within the meaning of Section 8-102(a)(17) of the UCC, "SECURITY ENTITLEMENTS") with respect to the Securities Accounts and the Financial Assets credited to the Securities Accounts. All property delivered to the Disbursement Agent by or on behalf of the Issuer pursuant to this Agreement will be promptly credited to the Securities Accounts and shall be treated as Financial Assets. If at any time the Disbursement Agent shall receive from the Trustee any "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC, an "ENTITLEMENT ORDER") relating to the Securities Accounts or Financial Assets credited to the Securities Accounts, the Disbursement Agent shall comply with such Entitlement Order without further consent by the Issuer or any other Person. In the event that the Disbursement Agent receives conflicting Entitlement Orders relating to the Securities Accounts or Financial Assets credited to the Securities Accounts from the Trustee and any other Person (including, without limitation, the Issuer), the Disbursement Agent shall comply with the Entitlement Orders originated by the Trustee. Each of the Issuer and the Disbursement Agent agrees that it has not and will not execute and deliver, or otherwise become bound by, any agreement under which it agrees with any Person other than the Trustee (and, to the extent provided herein, the Issuer) to comply with Entitlement Orders originated by such Person relating to the Securities Accounts or Financial Assets credited to the Securities Accounts. Except for the claims and interests of the Trustee and the Issuer in the Securities Accounts and the Financial Assets credited to the Securities Accounts, neither the Disbursement Agent nor the Issuer knows of any claim to, or interest in, any Securities Account or Financial Assets credited to the Securities Accounts. If the Disbursement Agent or the Issuer obtains actual knowledge that any Person has asserted a lien, encumbrance or adverse claim against any of the Securities Accounts or Financial Assets credited to the Securities Accounts, such party will promptly notify the Trustee thereof. In the event that the Disbursement Agent has or subsequently obtains by agreement, operation of law or otherwise a lien or security interest in any Securities Account, any Security Entitlement carried therein or credited thereto or any Financial Asset that is the subject of any such Security Entitlement, the Disbursement Agent agrees that such lien or security interest shall be subordinate to the lien and security interest of the Trustee. The Financial Assets standing to the credit of the Securities Accounts will not be subject to deduction, set-off, banker's lien or any other right, and the Disbursement Agent shall not grant, permit or consent to any other right or interest in such Financial Assets, in favor of any Person (including the Disbursement Agent) other than the Trustee. Regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the Disbursement Agent's jurisdiction (within the meaning of Section 8-110 of the UCC). The Securities Accounts shall be governed by the laws of the State of New York.

          2.5. CONTROL OF DEPOSIT ACCOUNT. The Disbursement Agent hereby agrees and confirms that it has established the Collateral Accounts as set forth and defined in this Agreement. For so long as this Agreement remains in effect, the Disbursement Agent waives its rights of chargeback, setoff (including such right of setoff as set forth in Section 9-340 of the UCC) and/or banker's lien against any Collateral Accounts that are "deposit accounts" (within the meaning of Section 9-102 of the UCC, each a "DEPOSIT ACCOUNT"). Until this Agreement terminates in accordance with the terms hereof, the Trustee shall have "control" (within the meaning of Section 9-104 of the UCC) of each Deposit Account. If at any time the Disbursement Agent shall receive from the Trustee any instruction directing disposition of any funds in the Deposit Account (a "DEPOSIT ACCOUNT ORDER"), the Disbursement Agent shall comply with such Deposit Account Order without further consent by the Issuer or any other Person. In the event that the Disbursement Agent receives conflicting Deposit Account Orders relating to the Deposit Account, the Disbursement Agent shall comply with the Deposit Account Orders originated by the Trustee. Each of the Issuer and the Disbursement Agent agrees that it has not and will not execute and deliver, or otherwise become bound by, any agreement under which it agrees with any Person other than the Trustee to comply with Deposit Account Orders originated by such Person relating to the Deposit Account. If the Disbursement Agent or the Issuer obtains knowledge that any Person has asserted a lien, encumbrance or adverse claim against the Deposit Account, such party will promptly notify the Trustee thereof. In the event that the Disbursement Agent has or subsequently obtains by agreement, operation of law or otherwise a lien or security interest in the Deposit Account, the Disbursement Agent agrees that such lien or security interest shall be subordinate to the lien and security interest of the Trustee. Regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the Disbursement Agent's jurisdiction (within the meaning of Section 9-304 of the UCC). The Deposit Account shall be governed by the laws of the State of New York.

          2.6. ISSUER'S RIGHTS. During the term of this Agreement, the Issuer shall not have any rights or powers with respect to any amounts in the Collateral Accounts or any part thereof except (a) as provided in Section 2.7 and (b) the right to have such amounts applied in accordance with the provisions hereof.

          2.7. CASH EQUIVALENTS. Subject to the last sentence of this Section 2.7, the Disbursement Agent shall invest any money held in any Collateral Account other than in the Interest Reserve Account, in such Cash Equivalents, and in the case of the Interest Reserve Account, in such Government Securities, in each case, as directed in writing by the Issuer from time to time; PROVIDED that the Issuer shall direct the Disbursement Agent to invest any money held in the Interest Reserve Account only in such non callable Government Securities that will mature approximately on, but not later than, any of the first three Payment Dates, and with respect to each Payment Date, that will mature in such amounts as will be sufficient to pay the interest that is due on the Notes on such Interest Payment Date. In the event that the Disbursement Agent has not received any such written directions, the Disbursement Agent shall be under no obligation to invest any such money. Any income or gain realized as a result of any such investment shall be held as part of the applicable Securities Account and reinvested as provided in this Agreement until released in compliance with the terms of this Agreement. Any income tax payable on account of any such income or gain shall be paid by the Issuer. The Disbursement Agent shall have no liability for any loss resulting from any such investment other than solely by reason of its willful misconduct or gross negligence or bad faith or from failure to exercise such care in the custody of any such investments as it does for accounts held by other customers or in the custody of its own investments. Any such investment may be sold (without regard to maturity date) by the Disbursement Agent as directed in writing by the Issuer to make any distribution required by this Agreement. In addition, if a an Event of Default has occurred and is continuing, the Disbursement Agent shall liquidate and sell any investment if so directed in writing by the Trustee, and shall invest any money held in any Securities Account only as directed by the Trustee.

          2.8. REMEDIES. Notwithstanding any other provision of this Agreement, in addition to the rights provided hereunder and at law or in equity and to any rights and remedies provided in the Collateral Documents, upon an Event of Default and for so long as such Event of Default continues, the Disbursement Agent shall disburse funds from the Collateral Accounts only as directed by the Trustee, and the Trustee may exercise any or all of the following remedies, successively or concurrently and in such order as the Trustee elects:

               (a) The Trustee may deliver some or all of the notices contemplated by Section 2.4, 2.5, 2.7 or this Section 2.8;

               (b) Any cash that is Collateral held by the Disbursement Agent and all cash proceeds received by the Disbursement Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied (after payment of any and all amounts payable to the Disbursement Agent pursuant to the Collateral Documents), in the sole discretion of Trustee, against the Obligations for the benefit of the Trustee. Any surplus of such cash or cash proceeds held by the Disbursement Agent and remaining after payment in full of all the Obligations shall be paid over to the Issuer or to whosoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct;

               (c) The Issuer hereby irrevocably appoints the Trustee as its attorney in fact effective upon and during the continuance of an Event of Default with full power of substitution to do any act which the Issuer is obligated hereby to do, to exercise such rights as the Issuer might exercise with respect to the Collateral and to execute and file in the Issuer's name any financing statements and amendments thereto required or advisable to protect the Trustee's rights or security interest hereunder and under any other Collateral Documents. Such appointment and power of attorney shall be irrevocable and coupled with an interest. The Trustee shall exercise all remedies under this Section 2.8 in accordance with the terms of the Indenture;

               (d) to withhold any further disbursements under any pending or future Disbursement Request;

               (e) to reallocate, without the consent of the Issuer or the Tribe, any or all Project Costs shown on any line item of the Project Budget, and Trustee, in connection with such reallocation or otherwise, may apply any amounts shown on any line item of the Project Budget (and any cash Collateral) to the Project Costs necessary to complete the Resort; or

               (f) to enforce any rights the Trustee may have under any Consent to Collateral Assignment of Contract given by any Contractor for the benefit of the Trustee.

          2.9. WAIVER OF SET-OFF RIGHTS. The Disbursement Agent hereby acknowledges the Trustee's security interests as set forth above and under any other Collateral Documents and waives any security interest or other lien in the Collateral and further waives any right to set off the Collateral now or in the future against any indebtedness of the Issuer. The waivers set forth in this Section
               2.9 are of rights which may exist now or hereafter in favor of the Disbursement Agent in its individual capacity, and not of any such rights which may exist now or hereafter in favor of the Disbursement Agent in its capacity as Disbursement Agent for the Trustee. Nothing in this Section 2.9 shall be construed as waiving, limiting or diminishing any rights of the Trustee vis-a-vis the Issuer.

          2.10. COOPERATION. The Disbursement Agent is hereby directed to cooperate with the Trustee in the exercise of its rights in the Collateral provided for herein. The Trustee may take all necessary action to preserve and protect the security interests created hereby and by the other Collateral Documents as a Lien and encumbrance upon such Collateral and, upon demand, the Issuer and the Disbursement Agent will execute and deliver to the Trustee such instruments and documents as the Trustee may reasonably deem necessary or advisable to confirm or perfect the rights of the Trustee under this Agreement and the Trustee's interest in the Collateral.

     3. CERTAIN RESPONSIBILITIES OF DISBURSEMENT AGENT AND INDEPENDENT CONSTRUCTION Consultant.

          3.1. DISBURSEMENTS FROM THE COLLATERAL ACCOUNTS. The Disbursement Agent shall disburse funds from the Collateral Accounts only upon satisfaction of the applicable conditions to disbursement set forth herein. Upon satisfaction of the applicable conditions to disbursement set forth herein, the Disbursement Agent shall disburse funds from the applicable Collateral Account as specified in the applicable disbursement request or certificate.

          3.2. TRANSFER OF FUNDS AT DIRECTION OF TRUSTEE. Notwithstanding anything to the contrary in this Agreement, from and after the date the Disbursement Agent receives notice from the Trustee or the Issuer that an Event of Default exists until such time as the Disbursement Agent receives notice from the Trustee that such Event of Default no longer exists, the Disbursement Agent shall only withdraw or transfer amounts in any Securities Account or any Collateral Account at the direction of the Trustee.

          3.3. PAYMENT OF COMPENSATION.

               3.3.1 DISBURSEMENT AGENT'S COMPENSATION. On the first Business
                    Day of each month during the Construction Period (except for the initial payment, which shall be disbursed as set forth in Section 4.1 below), the Disbursement Agent shall disburse from the Construction Disbursement Account, or the Construction Reserve Account if the Construction Disbursement Account has been fully depleted, $[ ] to Disbursement Agent, which amount shall constitute compensation for services to be performed by Disbursement Agent under this Agreement during such month.

               3.3.2 INDEPENDENT CONSTRUCTION CONSULTANT'S COMPENSATION. The
                    Independent Construction Consultant is hereby appointed by the Trustee and shall act at the behest of and owe a fiduciary duty to the Trustee and the Holders and shall have no fiduciary or other duty or responsibility to the Issuer, the Tribe or any other party. The Independent Construction Consultant shall deliver to the Disbursement Agent, on or prior to the third Business Day of each month during the Construction Period, an invoice setting forth the amounts owed to it as compensation for its services during the immediately preceding month and documentation of its reimbursable expenses permitted under the Construction Services Agreement on the fifth Business Day of each month during the Construction Period (except for the initial payment, which shall be disbursed as set forth below), the Disbursement Agent shall disburse funds to the Independent Construction Consultant from the Construction Disbursement Account, or the Construction Reserve Account if the Construction Disbursement Account has been fully depleted, as compensation for services performed by the Independent Construction Consultant during the previous month, in an amount equal to $125 for each hour of the Independent Construction Consultant's services as set forth on such invoice (which amount shall not exceed a total of $12,000 during any calendar quarter, unless otherwise agreed), plus the total amount of its reimbursable expenses permitted under the Construction Services Agreement incurred in connection with the performance of its duties hereunder during such month, unless the Trustee or the Issuer notifies the Disbursement Agent and the Independent Construction Consultant that the Independent Construction Consultant is in default, at which time the Disbursement Agent may, at its sole discretion, cease all such payments. Until such time as the Trustee provides written notice to the con-trary to the Disbursement Agent and the Independent Construction Consultant in accordance with the terms hereof, all amounts payable to the Independent Construction Consultant shall be applied to the [insert appropriate line item] line item in the Project Budget.

               3.3.3 PROCEDURE. The payments contemplated by this Section 3.3 shall be made without the requirement of obtaining any further consent or action on the part of the Issuer with respect to such payments. The initial payments pursuant to this Section 3.3 shall be made as promptly as practicable following the initial deposits into the Construction Disbursement Account but prorated for the partial month. Disbursements for each subsequent calendar month shall be made on the first day of each such subsequent calendar month. The final payments pursuant to this Section 3.3 shall also be prorated if for a partial month.

          3.4. PERIODIC REVIEW.

               3.4.1 REVIEW BY DISBURSEMENT AGENT. The Disbursement Agent shall exercise commercially reasonable efforts and utilize commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions holding similar collateral, administering similar construction loans and disbursing similar disbursement control funds. Commencing upon execution and delivery hereof, the Disbursement Agent shall have the right, but shall have no obligation, to meet periodically at reasonable times upon reasonable advance notice with representatives of the Trustee, the Issuer, the Independent Construction Consultant and such other employees, consultants or agents as the Disbursement Agent shall reasonably request to be present for such meetings. In addition, the Disbursement Agent shall have the right, but shall have no obligation, at reasonable times during customary business hours and at reasonable intervals upon prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties hereunder, all information (including Construction Contracts) supporting any Construction Disbursement Request and any certificates in support of any of the foregoing. The Disbursement Agent shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Issuer which are reasonably necessary or appropriate to permit it to perform its duties hereunder, including, without limitation, bills of sale, statements, receipts, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Resort. The rights of the Disbursement Agent under this
                    Section 3.4 shall not be construed as an obligation, it being understood that the Disbursement Agent's duty is limited to act upon certificates and draw requests submitted by the Issuer and the Trustee hereunder.

               3.4.2 REVIEW BY INDEPENDENT CONSTRUCTION CONSULTANT. The
                    Independent Construction Consultant shall exercise its best professional judgment and utilize standard industry practices in the performance of its duties hereunder consistent with those of similar institutions disbursing disbursement control funds and reviewing construction progress; PROVIDED, that in exercising such professional judgment the Independent Construction Consultant may rely on any material or information it, in its professional opinion, deems reasonable. Commencing upon execution and delivery hereof, the Independent Construction Consultant shall have the right to meet periodically at reasonable times during customary business hours and at reasonable intervals, however no less frequently than monthly, with representatives of the Issuer, the Design Build Contractor and such other employees, consultants or agents of the foregoing as the Inde-pendent Construction Consultant shall reasonably request to be present for meetings. The Independent Construction Consultant may perform such inspections of the Reservation and the Resort as it deems reasonably necessary appropriate in the performance of its duties hereunder, however no less frequently than monthly. In addition, the Independent Construction Consultant shall have the right at reasonable times during customary business hours upon prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties hereunder, all information (including Construction Contracts) supporting any amendments to the Project Budget or any Construction Contracts, any Disbursement Request and any certificates in support of any of the foregoing, to inspect materials stored on the Reservation and the Resort, at off site facilities where materials designated for use in the Resort are stored, to review the insurance required pursuant to the terms of the Indenture, and to examine the Plans and all shop drawings relating to the Resort. The Independent Construction Consultant is authorized to contact any payee for purposes of confirming receipt of progress payments. The Independent Construction Consultant shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Issuer and the Design Build Contractor relating to the construction of the Resort, including, without limitation, bills of sale, statements, receipts, conditional and unconditional lien releases, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Resort. From time to time, at the request of the Independent Construction Consultant, but no less often than monthly, the Issuer shall make available to the Independent Construction Consultant a Project Cost Schedule and the Construction Schedule for the Resort and such other documents, instruments, plans, specifications, shop drawings or other information relating to the Resort as the Independent Construction Consultant shall require. The Issuer agrees to reasonably cooperate with the Independent Construction Consultant in assisting the Independent Construction Consultant to perform its duties hereunder and to take such further steps as the Independent Construction Consultant reasonably may request in order to facilitate the Independent Construction Consultant's performance of its obligations hereunder.

     4.   DISBURSEMENTS.

          4.1. INITIAL DISBURSEMENTS FROM THE CONSTRUCTION DISBURSEMENT ACCOUNT. Upon satisfaction of the conditions described below in this
               Section 4.1, the Disbursement Agent shall make the disbursements (the "INITIAL DISBURSEMENTS") described in the Initial Disbursements Certificate attached hereto as EXHIBIT A (the "INITIAL DISBURSEMENTS CERTIFICATE") from the Construction Disbursement Account, including, but not limited to, disbursements of outstanding Retainage Amounts, if any, into the Retainage Account. The conditions to the Initial Disbursements shall consist of the following:

               (a) the Initial Deposit with respect to each Collateral Account shall have been deposited into each such Collateral Account;

               (b) the Disbursement Agent shall have received executed counterparts of the Initial Disbursements Certificate, the Closing Certificate from the Issuer in the form attached hereto as EXHIBIT B-1, the Closing Certificate from the Independent Construction Consultant in the form attached hereto as EXHIBIT B-2 and the Closing Certificate from the Trustee in the form attached hereto as EXHIBIT B-4, in each case together with all exhibits thereto. Each such document on its face shall have been completed as to the in-formation required therein, and the required exhibits and attachments, if any, shall be attached; and

               (c) the Disbursement Agent shall have received confirmation from the Trustee that it has received executed counterparts of the Initial Disbursement Certificate, the Closing Certificate from the Issuer in the form attached hereto as EXHIBIT B-1, the Closing Certificate from the Independent Construction Consultant in the form attached hereto as EXHIBIT B-2 and the Closing Certificate on from the Disbursement Agent in the form attached hereto as EXHIBIT B-3, in each case together with all exhibits and attachments thereto.

          4.2. SUBSEQUENT DISBURSEMENTS FROM THE CONSTRUCTION DISBURSEMENT ACCOUNT.

               4.2.1 CONSTRUCTION DISBURSEMENT REQUESTS.

                    (a) The Issuer shall have the right from time to time during the Construction Period to submit to the Disbursement Agent a request for the disbursement of funds from the Construction Disbursement Account substantially in the form attached hereto as EXHIBIT C-1 (each a "CONSTRUCTION DISBURSEMENT REQUEST"), together with the exhibits attached thereto, as further described below. The Disbursement Agent shall approve any Construction Disbursement Request that satisfies each of the conditions set forth in Section 4.2.2; PROVIDED that each of the conditions in Section 4.1 has been satisfied as of such time. The Disbursement Agent shall notify the Issuer and the Trustee in writing as soon as reasonably possible (and in any event within two (2) Business Days after the Disbursement Agent receives any Construction Disbursement Request) if any Construction Disbursement Request is disapproved and the reason(s) therefor. The Issuer may submit Construction Disbursement Requests no more often than monthly.

                    (b) Provided that a Construction Disbursement Request satisfies the requirements of Section 4.2.2, within two
                         (2) Business Days following submission of a Construction Disbursement Request, the Disbursement Agent shall disburse to the Disbursed Funds Account the funds requested in such Construction Disbursement Request and shall disburse to the Retainage Account, the Retainage Amounts, if any, set forth in the Construction Disbursement Request. The Issuer shall withdraw funds from and write checks on the Disbursed Funds Account solely for the purpose of paying Construction Expenses specifically identified in such Construction Disbursement Request.

                    (c) The Trustee, in its sole discretion, may waive any condition to a disbursement requested in a Construction Disbursement Request.

               4.2.2 ADDITIONAL CONDITIONS TO SUBSEQUENT DISBURSEMENTS FROM THE
                    CONSTRUCTION DISBURSEMENT ACCOUNT. The Disbursement Agent's approval of any disbursements from the Construction Disbursement Account, other than the Initial Disbursements, shall be subject to the following conditions in addition to the conditions set forth in Section 4.2.1 above. Upon satisfaction of the conditions described below, the Disbursement Agent shall make the disbursements described in the corresponding Construction Disbursement Request from the Construction Disbursement Account to the Disbursed Funds Account, the Retainage Account or as otherwise herein described or as directed in such Construction Disbursement
                    Request:

                    (a) The Issuer shall have submitted to the Disbursement Agent, the Trustee and the Independent Construction Consultant, a Construction Disbursement Request in the form set forth in EXHIBIT C-1 attached hereto pertaining to the amounts requested for disbursement, together with a completed Schedule in the form contemplated thereby and the certifications of the Independent Construction Consultant in the form of Annex 1 attached thereto and the certifications of the Design Build Contractor, in the form of Annex 2 attached thereto, as applicable.

                    (b) The Disbursement Agent and the Independent Construction Consultant shall have received copies of all Construction Contracts executed as of the date of any Construction Disbursement Request and, with respect to each Material Construction Contract executed on or before the date of such Construction Disbursement
                         Request: (i) a consent substantially in the form attached hereto as EXHIBIT I signed by the counterparty to such Material Construction Contract; and (ii) copies of such performance and payment bonds as the Issuer may require to be provided to the Issuer pursuant to such Material Construction Contract. Such bonds shall name the Issuer and the Trustee as co-obligees and shall be in full force and effect. The Disbursement Agent may rely upon the certification of the Issuer set forth in the Disbursement Request in order to establish satisfaction of this condition.

                    (c) The Disbursement Request on its face shall have been completed as to the information required therein and the required exhibits and attachments, if any, are attached.

                    (d) The Disbursement Agent shall not be aware of any material error, inaccuracy, misstatement or omission of fact in any Disbursement Request or an exhibit or attachment thereto or information provided by the Issuer upon the request of the Disbursement Agent.

                    (e) The Disbursement Agent is not aware (solely from the facts set forth in any Disbursement Request or any certificate from the Design Build Contractor or the Independent Construction Consultant or any notice from any party hereto) that an Event of Default exists and is continuing hereunder.

                    (f) The Issuer certifies that any amounts released to it and/or deposited into the Disbursed Funds Account pursuant to any previous Construction Disbursement Requests (other than Advance Construction Disbursements permitted to be outstanding under this Agreement) shall have been paid to the respective parties identified on the Schedule A of each such previously approved Disbursement Request, except for such limited payments as the Independent Construction Consultant reasonably determines to have been withheld for good cause.

               4.2.3 NON-SATISFACTION OF CONDITIONS. In the event that the
                    Disbursement Agent determines that any condition of (x)
                    Section 4.2.2 described above is not satisfied in respect of any Construction Disbursement Request or (y) Sections 4.2.2(b) through (e) described above is not satisfied in respect of any Construction Reserve Disbursement Request in the form of EXHIBIT E-1 and so long as any such condition is not satisfied, the Disbursement Agent shall not authorize any disbursement of funds from the Construction Disbursement Account or Construction Reserve Account, as applicable, pursuant to a Disbursement Request; PROVIDED, HOWEVER, that (notwithstanding the provisions of Sections 2.8 and 3.2) if all applicable conditions set forth in Section 4.2.2 other than clauses (e) and (f) thereof have been met, the Disbursement Agent shall make distributions directly to the Design Build Contractor in an amount equal to the amount due and payable under the Design Build Contract for work completed prior to the date of such Event of Default; PROVIDED FURTHER, that the following payments may be made by the Disbursement Agent (notwithstanding the provisions of Sections 2.8 and 3.2) if all applicable conditions set forth in Section 4.2.2 other than clause (e) thereof have been met:

                    (a) with the consent of the Trustee, if all other conditions in Section 4.1 hereof are met, payments for work completed or materials purchased on or prior to the date that the Disbursement Agent determined that condition (e) of Section 4.2.2 was not satisfied and has so notified the Issuer in writing, PROVIDED such payment has been approved by the Independent Construction Consultant;

                    (b) with the consent of the Trustee (i) payments not to exceed $5,000,000 in the aggregate to prevent the condition of the Resort from deteriorating or to preserve any work completed as certified in writing to the Disbursement Agent and if the Trustee to be reasonably necessary or advisable by the Issuer and the Independent Construction Consultant and (ii) if the Trustee determines it is in the best interest of the holders of the Notes to continue construction to the final completion of the Project, other payments required to complete the Project; and

                    (c) with the consent of the Trustee, if such condition continues for a period of three (3) consecutive months or more, at the written request of the Issuer, Retainage Amounts for the portion of the Resort completed, PROVIDED that the Issuer and the Independent Construction Consultant each certifies in writing to the Disbursement Agent and the Trustee the amount required to be paid for such Retainage Amounts and that the conditions for paying such Retainage Amounts (other than completion of the Resort) are met.

          4.3. OTHER DISBURSEMENTS FROM THE CONSTRUCTION DISBURSEMENT ACCOUNT.

               4.3.1 ADVANCE CONSTRUCTION DISBURSEMENTS. The Issuer shall have the right from time to time (but no more frequently than once per calendar month, unless otherwise permitted by the Disbursement Agent) to deliver to the Disbursement Agent an Advance Construction Disbursement Request in the form of EXHIBIT C-2, together with the certification of the Independent Construction Consultant in the form of Annex 1 attached thereto (an "ADVANCE CONSTRUCTION DISBURSEMENT REQUEST"), which Advance Construction Disbursement Request shall not be required to include or attach the supporting documentation required for all other Construction Disbursement Requests; PROVIDED, HOWEVER, that (i) within thirty (30) days after any such Advance Construction Disbursement is made (or, if earlier, promptly following the occurrence of or Event of Default, in addition to any other rights and remedies hereunder or permitted by law), the Issuer shall provide all supporting documentation with respect to such Advance Construction Disbursement that would otherwise be required for a Construction Disbursement Request and (ii) in no event shall the aggregate of all outstanding balances of undocumented Advance Construction Disbursements from the Construction Disbursement Account at any one exceed $2.5 million. The Disbursement Agent shall approve any Advance Construction Disbursement Request, so long as (a) the Advance Construction Disbursement Request on its face has been completed as to the information required therein and
                    (b) the Disbursement Agent shall not have received written notice by any party hereto that an Event of Default exists and is continuing.

               4.3.2 DISBURSEMENTS OF OVERFUNDED AMOUNTS. In the event the
                    Construction Disbursement Account shall become Overfunded, the Issuer shall have the right from time to time (but not more frequently than once per calendar month, unless otherwise permitted by the Disbursement Agent) to deliver to the Disbursement Agent an Overfunded Amounts Disbursement Request in the form of EXHIBIT C-3, together with the Certification of the Independent Construction Consultant in the form of Annex 1 attached thereto and the Certification of the Trustee in the form of Annex 2 attached thereto (an "OVERFUNDED AMOUNTS DISBURSEMENT REQUEST"). The Disbursement Agent shall approve any Overfunded Amounts Disbursement Request and shall disburse the requested funds as directed, so long as (1) such Overfunded Amounts Disbursement Request has been completed in full, (2) the amount of funds requested to be disbursed does not exceed the amount by which the Construction Disbursement Account is Overfunded, based on the Project Budget and a Project Budget Certificate dated as of a date not more than 30 days prior to the date of the Overfunded Amounts Disbursement Request and (3) the Disbursement Agent shall not have received written notice by any party hereto that an Event of Default exists and is continuing.

          4.4. INTEREST RESERVE ACCOUNT DISBURSEMENTS.

               (a) At least ten (10) Business Days prior to each Interest Payment Date during the Construction Period, the Issuer shall deliver to the Disbursement Agent a certificate in the form of EXHIBIT D certifying as to the amount required to be paid with respect to the Notes under the Indenture on such Interest Payment Date and the calculation of such amount. On each such Interest Payment Date, Disbursement Agent shall liquidate securities held in the Interest Reserve Account (to the extent required) and disburse to the Trustee the amounts due on such Interest Payment Date with respect to the Notes, as specified in such certificate, from the Interest Reserve Account. In the event that the Issuer fails to deliver the certificate required by the first sentence of this paragraph, the Trustee may direct the Disbursement Agent to liquidate such securities (to the extent required), and disburse to the Trustee the amounts necessary to pay the amounts due with respect to the Notes. In the event there are insufficient funds in the Interest Reserve Account to pay any amount due pursuant to a certificate or direction so given by the Issuer or the Trustee, the Issuer shall, not less than three (3) Business Days prior to the applicable Interest Payment Date, deposit in cash into the Interest Reserve Account an amount equal to such deficiency; PROVIDED, HOWEVER, that the Trustee shall direct the Disbursement Agent to disburse an amount equal to such deficiency, or the unsatisfied portion thereof, from the Construction Disbursement Account or the Construction Reserve Account, if there are not sufficient funds in the Construction Disbursement Account to make such payment, to the Interest Reserve Account in the event such amounts are not received from the Issuer prior to one (1) Business Day prior to the applicable Interest Payment Date. The Issuer acknowledges that any failure by the Issuer to provide notice or deposit funds referenced in this Section 4.4 shall not in any way exonerate or diminish its obligation to make all payments under the Indenture and the Notes as and when due.

               (b) Upon payment in full in cash of the first three interest payments on the Notes, the Disbursement Agent shall transfer any excess funds remaining in the Interest Reserve Account to the Construction Disbursement Account.

          4.5. CONDITIONS PRECEDENT TO CONSTRUCTION RESERVE ACCOUNT DISBURSEMENTS. The Disbursement Agent shall disburse funds from the Construction Reserve Account to the Construction Disbursement Account, the Retainage Account, the Disbursed Funds Account or as otherwise directed in the respective Construction Reserve Disbursement Request (as applicable) in an amount equal to that specified in such Construction Reserve Disbursement Request upon satisfaction of the following conditions:

               (a) The Issuer shall have submitted to the Disbursement Agent, the Trustee and the Independent Construction Consultant a Construction Reserve Disbursement Request (a "CONSTRUCTION RESERVE DISBURSEMENT REQUEST") in the form set forth in (i) EXHIBIT E-1 attached hereto pertaining to the amounts requested for disbursement, together with the certifications of the Independent Construction Consultant in the form of Annex 1 attached thereto and the certifications of the Design Build Contractor in the form of Annex 2 attached thereto for Disbursements related to Construction Expenses,
                    (II) EXHIBIT E-2 attached hereto pertaining to the amounts requested for disbursement, together with a copy of the applicable documents relating to a Compact Dispute Resolution and (iii) EXHIBIT E-3 attached hereto pertaining to the amounts requested for disbursement which shall be in an amount equal to the difference between the aggregate amount of cash and Cash Equivalents in the Construction Reserve Account and 10% of the amount of Hard Costs remaining unpaid under the Project Budget LESS either (a) if a Compact Dispute Resolution has occurred and payments thereunder are to be made over time, the sum of all amounts remaining to be paid pursuant to the terms of the Compact Dispute Resolution relating to the period prior to the date of the Indenture or (b) if a Compact Dispute Resolution has not occurred, an amount equal to the full amount then accrued but unpaid to the State of New Mexico pursuant to the Compact and the revenue sharing agreement entered into in connection therewith attributable to periods prior to the date of the Indenture together with the certifications of the Independent Construction Consultant in the form of Annex 1 attached thereto, the certifications of the Trustee in the form of Annex 2 attached thereto and a copy of the Project Budget attached as Schedule A thereto, together with a Project Budget Certificate which shall be dated as of a date not more than 30 days prior to the date of the applicable Construction Reserve Disbursement Request;

               (b) the conditions set forth in Sections 4.1 and, subject to the provisions of Section 4.2.3, 4.2.2(b) through (e) have been satisfied;

               (c) for a Disbursement related to Construction Expenses, the Disbursement Agent and the Trustee have confirmed that no funds remain in the Construction Disbursement Account; and

               (d) the Disbursement Agent has determined that after giving effect to the proposed Disbursement, the aggregate value of cash and Cash Equivalents in the Construction Reserve Account is equal to or greater than the sum of (a) 10% of the amount of Hard Costs remaining unpaid under the Project Budget as of the date of the Indenture and (b) the Additional Reserve Amount or, in the case of a distribution pursuant to clause (a)(iii) above, as of the date of the Project Budget and a Project Budget Certificate dated as of a date not more than 30 days prior to the date of the Construction Reserve Disbursement Request;

PROVIDED, that immediately following a Compact Dispute Resolution and a distribution pursuant to clause (a)(ii) above, an amount, if any, equal to $35.7 million LESS the aggregate value of all disbursements to be made after the date of the distribution made pursuant to clause (a)(ii) above pursuant to the terms of the Compact Dispute Resolution LESS 10% of the Original Hard Costs shall be disbursed from the Construction Reserve Account and deposited by the Disbursement Agent in the Construction Disbursement Account; PROVIDED, FURTHER, that after the Construction Disbursement Account has been fully depleted, the Issuer shall have the right to have Advance Construction Disbursements made so long as the Issuer complies with the terms of Section 4.3.1 (substituting references to the Construction Disbursement Account therein for the Construction Reserve Account).

          4.6. RETAINAGE ACCOUNT DISBURSEMENTS. If any Retainage Amounts become payable under a Construction Contract, the Issuer may submit to the Disbursement Agent, the Trustee and the Independent Construction Consultant a Retainage Account Disbursement Request (a "RETAINAGE ACCOUNT DISBURSEMENT REQUEST"), in the form set forth in EXHIBIT F attached hereto, pertaining to the amounts requested for disbursement, together with a completed Schedule A in the form contemplated thereby and the certifications of the Independent Construction Consultant in the form of Annex 1 attached thereto, and the Disbursement Agent shall, upon the direction of the Issuer pursuant to the Officers' Certificate delivered pursuant to the Retainage Account Disbursement Request, disburse the amount indicated in the Retainage Account Disbursement Request to the account specified therein.

          4.7. FINAL DISBURSEMENT OF FUNDS IN PLEDGED ACCOUNTS FOLLOWING THE PROJECT COMPLETION Date. So long as no Event of Default shall have occurred and be continuing, if the Issuer submits to the Disbursement Agent, the Trustee and the Independent Construction Consultant a Final Disbursement Request (a "FINAL DISBURSEMENT REQUEST"), in the form set forth in EXHIBIT G attached hereto, pertaining to the amounts requested for disbursement, together with a completed Schedule A in the form contemplated thereby and the certifications of the Independent Construction Consultant in the form of Annex 1 attached thereto and the certifications of the Design Build Contractor, in the form of Annex 2 attached thereto, then the Disbursement Agent shall, upon the direction of the Issuer pursuant to the Officer's Certificate delivered pursuant to the Final Disbursement Request, disburse all remaining funds in the Pledged Accounts, if any (the "FINAL DISBURSEMENT"), to the account specified in such Officer's Certificate.

     5. CERTAIN COVENANTS.

          5.1. AMENDMENTS TO PROJECT BUDGET. The Project Budget for the Resort may only be amended in the manner and subject to the limitations set forth in this Section 5. The Is-suer shall have the right from time to time to amend the Project Budget to change the amounts allocated for specific line item components of the Resort; PROVIDED that, in any such amendment, the Issuer may neither modify the description of any line item nor modify the Pre-Issuance Expense amount set forth for any such line item and, for each line item, the Remaining Budgeted Amount must equal the difference of the Total Budgeted Amount for such line item less (a) the amount of Pre-Issuance Expenses for such line item and (b) any amounts paid (including any Retainage Amounts (deposited in the Retainage Accounts).

               5.1.1 SOURCES OF FUNDS FOR CHANGES IN SCOPE. A line item in the
                    Project Budget may be increased in connection with a Change in Scope only if the funds for such increase are made available in the Project Budget from:

                    (a) Realized Savings from the budgeted amount of another line item and a corresponding reduction relating to the construction line items related to such Realized Savings in the Project Budget;

                    (b) the prior or concurrent deposit of additional funds into the Construction Disbursement Account, which funds were received in respect of (x) an equity contribution received by the Issuer from the Tribe after the date of the Indenture or the incurrence of Qualifying Subordinated Indebtedness pursuant to Section 4.09 of the Indenture or (y) in the case of an increase in a line item relating to furniture, fixtures, equipment or other assets used or useful in the Resort Business only, the incurrence of Indebtedness pursuant to
                         Section 4.09 of the Indenture; or

                    (c) the reallocation of reserves in the Project Budget from line items for which construction is complete (other than with respect to Retainage Amounts).

               5.1.2 SOURCES OF FUNDS FOR COST OVERRUNS. The Issuer covenants to promptly cure any actual or anticipated Cost Overrun (taking into account any applicable reserves which have been allocated to such line item by an amendment to the Project Budget) from:

                    (a)  previously unallocated funds or funds as described in
                         Section 5.1.1(b) (but in each case only to the extent that the same have not previously been expended or dedicated (including Retainage Amounts) to the payment of items contained in the Project Budget);

                    (b) with respect to a Cost Overrun as to a particular line item, effecting an amendment to the Project Budget in compliance with Section 5.1.1 to dedicate such funds to the line item in question;

                    (c) the deposit of additional funds in an amount equal to the Cost Overrun into the Construction Disbursement Account, including, but not limited to, funds received in connection with the incurrence of Indebtedness pursuant to Section 4.09 of the Indenture; and/or

                    (d)  from funds in the Construction Reserve Account.

               5.1.3 PROJECT BUDGET OFFICER'S CERTIFICATE. Any amendment to the
                    Project Budget shall be in writing. Any such amendment shall identify with particularity the line item to be increased or decreased, if any, the amount of the increase or decrease (if any), and in the event of an increase in a construction line item for a Change in Scope, the Realized Savings from another line item in accordance with Section 5.1.1(a), the deposit of additional funds deposited in accordance with
                    Section 5.1.1(b), the reduction in the line item for "contingency" in the Project Budget and/or the reallocation of reserves from permitted line items pursuant to Section 5.1.1(c) (other than with respect to Retainage Amounts), which are proposed to be utilized to pay for the increase and in the case of a decrease in a construction line item or the Realized Savings in the amount of such reduction. The parties acknowledge that a portion of any cost reduction achieved with respect to the work performed under a Construction Contract may be payable to the Design Build Contractor or another contractor under such Construction Contract and that in such case the entire reduction may not become Realized Savings. Construction line items may be reduced only upon obtaining, and up to the amount of, Realized Savings. The "contingency" line item on the Project Budget may be reduced by allocation to other line items. Any amounts of Realized Savings, additional funds deposited in accordance with Section 5.1.1(b), contingency amounts or reallocated reserves so identified for use in connection with a particular line item thenceforth shall be deemed dedicated to the particular line item, unless and until the Project Budget is amended to reduce the amounts budgeted for the line item. Notwithstanding anything to the contrary contained in this Agreement, construction line items may be reduced only upon obtaining an amount not to exceed the Realized Savings with respect to such line items and in no event shall any amendment to the Project Budget be approved by the Independent Construction Consultant (A) which reduces the Minimum Facilities or materially and adversely changes the nature, character, quality or value of the Facility and
                    (B) other than in accordance with Section 5.1.4.

               5.1.4 PROJECT BUDGET AMENDMENT CERTIFICATE. The Issuer shall submit the Project Budget amendment to the Disbursement Agent and the Independent Construction Consultant by an Officer's Certificate in the form of EXHIBIT H-1 hereto (a "PROJECT BUDGET AMENDMENT CERTIFICATE") together with the Independent Construction Consultant's certification, as provided in Annex 1 thereto. Upon receipt by the Disbursement Agent of such Project Budget Amendment Certificate, together with the exhibits, schedules and annexes thereto, all of which must be properly and accurately completed as to the information required therein, such amendment shall become effective hereunder, and the Project Budget for the Resort shall thereafter be as so amended. No amendment to the Project Budget shall be effective except in accordance with the preceding sentence.

          5.2. CONSTRUCTION CONTRACT AMENDMENT PROCESS. The Issuer shall not enter into or approve any Construction Contract Amendment except as set forth in this Section 5.2. The Issuer shall have the right from time to time to amend any Construction Contract to change the scope of work for any portion of the Resort and/or the Issuer's payment obligations in connection therewith. Any Construction Contract Amendment that (i) when taken together with all related Construction Contract Amendments, results in a cost increase in excess of $25,000 in a Material Construction Contract (or, with respect to the Construction Contract with the Design Build Contractor only, in excess of $75,000), or (ii) when taken together with all related Construction Contract Amendments, results in a material lessening of the scope or quality of the work constituting the design or construction of the Resort, the value of which is in excess of $25,000 in a Material Construction Contract (or, with respect to the Construction Contract with the Design Build Contractor only, in excess of $75,000) or (iii) results in the likely addition of no less than one week of construction (or such amendments, in the aggregate, result in the likely addition of no less than four weeks of construction) (a "MATERIAL CONSTRUCTION CONTRACT AMENDMENT") shall be in writing and shall identify with particularity all changes being made. Each Material Construction Contract Amendment shall be effective if and only when: (a) the Issuer has, or the Issuer and the Contractor have, executed and delivered the Material Construction Contract Amendment (with the effectiveness thereof subject only to satisfaction of the conditions in clauses (b) through (e) below, as applicable); (b) the Issuer has submitted the Material Construction Contract Amendment to the Disbursement Agent and the Trustee, together with an Officer's Certificate in the form attached hereto as EXHIBIT H-2 (a "CONSTRUCTION CONTRACT AMENDMENT CERTIFICATE"), together with all exhibits, attachments and certificates required thereby (including the Independent Construction Consultant's Certificate), each duly completed and executed; (c) the Disbursement Agent has acknowledged its receipt of the materials referenced in clause (b) above, as contemplated in the form of the Construction Contract Amendment Certificate;
               (d) if entering into such Material Construction Contract Amendment will result in an amendment to the Project Budget, the Issuer has complied with the requirements of Section 5.1; and (e) if entering into such Material Construction Contract Amendment will cause a Change in Scope, then the Issuer has complied with the requirements of Section 1.1. Construction Contract Amendments which are not Material Construction Contract Amendments shall not require the approval of the Disbursement Agent, Trustee or any other Person to be effective.

          5.3. CONSTRUCTION CONTRACTS ENTERED INTO AFTER THE ISSUE DATE. The Issuer may from time to time enter into Construction Contracts consistent with the Final Plans and the Project Budget, as each is in effect from time to time. Each such Construction Contract shall be in writing. Each Material Construction Contract shall become effective if and only when: (a) the Issuer and Contractor have executed and delivered the Material Construction Contract (with the effectiveness thereof subject only to satisfaction of the conditions in clauses (b), (c) and (d) below); (b) the Issuer has submitted to the Disbursement Agent (i) such Material Construction Contract together with an Officer's Certificate in the form attached hereto as EXHIBIT H-3 (an "ADDITIONAL CONSTRUCTION CONTRACT CERTIFICATE") and all exhibits, attachments and certificates required thereby (including the Independent Construction Consultant's Certificate), each duly completed and executed, and (ii) copies of such performance and payment bonds as the counterparty to such Construction Contract may be required to provide to the Issuer pursuant to such Material Construction Contract (which performance and payment bonds shall name the Trustee and the Issuer as additional obligees) and a consent substantially in the form attached hereto as EXHIBIT I signed by the counterparty to such Material Construction Contract; (c) if entering into such Material Construction Contract will result in an amendment to the Project Budget, the Issuer has complied with the requirements of Section 5.1; and (d) if entering into such Material Construction Contract will cause a Change of Scope, then the Issuer has complied with the requirements of Section 1.1.

          5.4. PROJECT BUDGET CERTIFICATE. If this Agreement requires delivery of a Project Budget, the Issuer shall deliver to the Disbursement Agent and the Independent Construction Contractor, together with a copy of the Project Budget, a certificate, by both the Issuer and the Design Build Contractor (a "PROJECT BUDGET CERTIFICATE") certifying that (a) the Project Budget reflects all amendments that have been requested as of the time of such Project Budget Certificate, (b) it has no knowledge of any amendment required to be made with respect to the Project Budget with respect to the Cost Overrun or planned Change in Scope and (c) all amounts paid under the Project Budget as of such date and the sum of an amount then remaining under the Project Budget..

          5.5. PROJECT COST SCHEDULE CERTIFICATE. Each Project Cost Schedule shall set forth (i) the actual investment income (loss), less any losses or costs associated therewith, earned on the Construction Disbursement Account and the Construction Reserve Account through the date of such Project Cost Schedule, and (ii) the additional amount of investment income which the Issuer reasonably anticipates will be earned in the Construction Disbursement Account and the Construction Reserve account from such date through the earlier of the Project Completion Date and the anticipated date on which the Resort first will be Operating.

          5.6. OFF-SITE MATERIALS. To the extent any amounts disbursed pursuant to a Disbursement Request are used to purchase materials or property to be used in the construction or furnishing of the Resort and such materials or property are to be stored at locations off the construction site of the Resort prior to their incorporation into the Resort pursuant to the Plans ("OFF-SITE STORED MATERIAL"), prior to any such Off-Site Stored Material being so stored, the Issuer shall ensure that such Off-Site Stored Materials are covered by the insurance policies insuring such Off-Site Stored Materials for the replacement cost thereof; PROVIDED that such aggregate purchase price shall in no event exceed $5.0 million.

          5.7. ASSIGNMENT OF MATERIAL CONSTRUCTION CONTRACTS. The Issuer hereby assigns all Material Construction Contracts to the Trustee. In order to effectuate the foregoing, the Issuer agrees to deliver to the Trustee an executed counterpart or certified copy of each of the Material Construction Contracts. Each such assignment shall be evidenced by a written certificate of assignment in form and substance satisfactory to the Trustee, and the Issuer agrees to use its reasonable best efforts to cause such certificate of assignment to be accompanied by a Consent to Pledge of Construction Contracts substantially in the form of EXHIBIT I hereto.

     6.   DISBURSED FUNDS ACCOUNT.

          6.1. RIGHTS OF THE ISSUER TO DISBURSED FUNDS ACCOUNT. All amounts disbursed from the Construction Disbursement Account or Construction Reserve Account shall either be paid directly to a Person described in and pursuant to a Disbursement Request or to the Disbursed Funds Account. All amounts paid into the Disbursed Funds Account shall be used to pay the applicable Persons described in the Disbursement Request to which such funds relate, and all such payments shall be made within 30 days of such amount being deposited into the Disbursed Funds Account. The Disbursed Funds Account shall be maintained in the name of the Issuer and all funds deposited or held in such account shall belong to the Issuer, against which the Issuer shall draw for payments of amounts described in the applicable Disbursement Requests. All funds deposited and held in the Disbursed Funds Account shall, pending disbursement in accordance with this Agreement, be invested in cash or Government Securities as directed by the Issuer, except as otherwise provided herein or in the Accounts Security Agreement. Pursuant to the Accounts Security Agreement, the Issuer has granted to the Trustee (for the benefit of itself and the holders of the Notes) a first priority security interest in its Disbursed Funds Account.

               Funds in the Disbursed Funds Account shall be disbursed solely in accordance with the terms and conditions of, and solely for the purposes permitted under, this Agreement and the Indenture. Further, the Issuer shall note in its records that all funds and other assets in the Disbursed Funds Account have been pledged to the Trustee.

          6.2. RIGHT TO SUBSTITUTE DISBURSED FUNDS ACCOUNT. The Issuer from time to time shall have the right to designate a substitute account to serve as the Disbursed Funds Account; provided that no such substitute account shall become the "Disbursed Funds Account" until (a) the depository financial institution at which the substitute account is located shall have a control account agreement satisfactory to the Trustee and otherwise acknowledged in a manner satisfactory to the Trustee that such institution has waived its right of set off in such account or any liens thereto, a statutory or otherwise, and (b) the Trustee shall have received notice of the location and account number of such new substitute account.

     7.   LIMITATION OF LIABILITY.

          7.1. LIMITATION OF DISBURSEMENT AGENT'S LIABILITY. The Disbursement Agent's responsibility and liability under this Agreement shall be limited as follows: (a) the Disbursement Agent does not represent, warrant or guaranty to the Trustee or the Holders the performance of the Issuer, the Design Build Contractor, any Contractor or provider of materials or services in connection with construction of the Resort; (b) the Issuer shall remain solely responsible for all aspects of its business and conduct in connection with its Reservation and the Resort, including, but not limited to, the quality and suitability of the Plans, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, subcontractors, suppliers, consultants and property managers, the accuracy of all applications for payment, and the proper application of all disbursements; (c) the Disbursement Agent is not obligated to supervise, inspect or inform the Issuer, the Tribe, the Trustee or any third party of any aspect of the construction of the Resort or any other matter referred to above; and (d) the Disbursement Agent owes no duty of care to the Issuer or the Tribe to protect against, or to inform the Issuer or the Tribe against, any negligent, faulty, inadequate or defective design or construction of the Resort, PROVIDED that the Disbursement Agent shall inform the Issuer if the Disbursement Agent has knowledge of such condition. The Disbursement Agent shall have no duties or obligations hereunder except as expressly set forth herein (including with respect to review of the substantive terms and conditions of any contracts delivered to the Disbursement Agent), shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof. Notwithstanding anything to the contrary in this Agreement, in no event shall the Disbursement Agent be liable to any party hereto for any form of special, indirect or consequential damages, including, without limitation, damages for economic loss (such as business interruption or loss of profits, however the same may be caused), except in the case of the Disbursement Agent's own gross negligence or willful misconduct.

          7.2. LIMITATION OF INDEPENDENT CONSTRUCTION CONSULTANT'S LIABILITY. The Independent Construction Consultant's responsibility and liability under this Agreement shall be limited as follows: (a) the Independent Construction Consultant does not represent, warrant or guaranty to the Trustee or the holders of the Notes the performance of the Issuer, the Disburse-ment Agent, the Design Build Contractor or any contractor, subcontractor or provider of materials or services in connection with construction of the Resort; (b) except to the extent the Independent Construction Consultant has actual knowledge, the Independent Construction Consultant shall not be responsible for, and shall not be obligated to make any specific inquiry with respect to, matters pertaining to: historical architecture review, gaming regulatory authorities, gaming licenses, liens against the Resort (except in connection with the responsibilities of the Independent Construction Consultant set forth herein); and (c) the Issuer shall remain solely responsible for all aspects of its business and conduct in connection with the Resort, the accuracy of all applications for payment, and the proper application of all disbursements. The Independent Construction Consultant shall have no duties or obligations hereunder or under the Construction Services Agreement, except as expressly set forth herein or therein, shall be responsible only for the performance of such duties and obligations and the exercise of its best professional judgment and standard industry practice in connection therewith, shall not be required to take any action otherwise than in accordance with the terms hereof and the Construction Services Agreement; it being understood that the Independent Construction Consultant shall be liable for its own negligence if, based on the scope of the Independent Construction Consultant's engagement pursuant to the Independent Construction Consultant Services Agreement dated as of the date hereof, it, in furtherance of its duties hereunder, knew or should have reasonably known of any negligent or grossly negligent acts of the Design Build Contractor or such other related professionals or any willful misconduct on the part of any such parties and it fails to promptly disclose the same to the Trustee. The Independent Construction Consultant shall have the right to rely (so long as such reliance is reasonable and in good faith) on certificates received from the Issuer and the Design Build Contractor; PROVIDED, HOWEVER, any opinion, representation or certification expressed or given by the Independent Construction Consultant in any exhibit, schedule or annex to this Agreement shall be based on its own independent judgment and analysis, unless otherwise expressly stated therein. Anything in this Agreement to the contrary notwithstanding, in no event shall the Independent Construction Consultant be liable to any party hereto for any form of special, indirect or consequential damages, including, without limitation, damages for economic loss (such as business interruption or loss of profits, however the same may be caused), except in the case of the Independent Construction Consultant's own gross negligence or willful misconduct.

     8.   INDEMNITY AND INSURANCE.

          8.1. INDEMNIFICATION OF DISBURSEMENT AGENT. The Issuer hereby indemnifies, holds harmless and shall defend the Disbursement Agent and its officers, directors, agents and employees from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from the Disbursement Agent's performance under this Agreement, except to the extent that such liability, expense or claim is attributable to the gross negligence, willful misconduct or bad faith of the Disbursement Agent.

          8.2. INSURANCE. The Disbursement Agent, at its sole cost and expense, shall purchase and maintain throughout the term of this Agreement, the following insurance policies:

               (a) Comprehensive general liability insurance, with minimum limits of $2.0 million combined single limit per occurrence, covering all property damage arising out of its operation under this Agreement.

               (b) Workers' compensation insurance covering all of its employees and volunteers.

Said policies shall provide for 30 days' prior written notice to the Trustee and the Issuer of cancellation or material change. If any of such insurance is written on claims made form, following termination of this Agreement, coverage shall survive for the maximum reporting period available at each anniversary date of such insurance, or not less than five years, whichever is greater. The limits of coverage required under subparagraph (a) above shall not in any way limit the liability of the Issuer or the Tribe under this Agreement.

     9.   TERMINATION.

          (a)  This Agreement shall terminate automatically on the earlier of
               (A) repayment and performance of all Secured Obligations and (B) the Project Completion Date; PROVIDED, however, that the provisions of Section 13 of this Agreement shall survive termination of this Agreement.

          (b) Notwithstanding any foreclosure of any lien of any deed of trust or security or other agreement relating to any or all of the personal property secured by such lien, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, the Issuer shall remain bound under this Agreement.

          (c) The Issuer shall continue to be liable under this Agreement and the provisions of this Agreement shall remain in full force and effect notwithstanding:

          (i) any modification, agreement, or stipulation between the Issuer, the Tribe, the Disbursement Agent or the Trustee, on behalf of itself or the holders of the Notes, or their respective successors and assigns concerning the Collateral Documents or the obligations thereunder;

          (ii) any modification of or amendments or addenda to the Plans;

          (iii) any waiver of or failure to enforce any of the terms, covenants or conditions contained in the Collateral Documents or in any modification thereof by any party thereto;

          (iv) any discharge or release of the Issuer (or any of its subsidiaries or Affiliates) from any liability with respect to the Obligations;

          (v) any discharge, release, exchange or subordination of any personal property then as security for the performance of the Obligations;

          (vi) any additional security taken for the Obligations;

          (vii) any foreclosure or other realization on any security for the Obligations; and

          (viii) any additional Obligations of any Issuer of the Tribe.

     10.  SUBSTITUTION OR RESIGNATION OF THE DISBURSEMENT AGENT.

          10.1. PROCEDURE. A resignation or removal of the Disbursement Agent and appointment of a successor Disbursement Agent shall become effective only upon the successor Disbursement Agent's acceptance of appointment as provided in this Section 10.

               10.1.1 The Disbursement Agent may resign in writing at any time and be discharged from all duties hereunder upon thirty (30) days' written notice to all parties hereto. The Trustee or the Holders of a majority in principal amount of the then outstanding Notes may remove the Disbursement Agent as provided below by so notifying the Disbursement Agent and the Issuer in writing, if:

          (a)  the Disbursement Agent fails to comply with Section 10.3 hereof;

          (b) the Disbursement Agent is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Disbursement Agent under any Bankruptcy Law;

          (c) a custodian or public officer takes charge of the Disbursement Agent or its property; or

          (d) the Disbursement Agent becomes incapable of performing its duties under this Agreement.

               10.1.2 If the Disbursement Agent resigns or is removed or if a vacancy exists in the office of Disbursement Agent for any reason, the Trustee shall, and the Holders of a majority in principal amount of the then outstanding Notes (if such Holders provided a notice pursuant to Section 10.1.1 or if there is no Trustee capable of acting at such time) may, promptly appoint a successor Disbursement Agent acceptable to the Issuer. Within one year after any successor Disbursement Agent appointed by the Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Disbursement Agent acceptable to the Issuer to replace the successor Disbursement Agent appointed by the Trustee.

               10.1.3 If a successor Disbursement Agent does not take office within sixty (60) days after the retiring Disbursement Agent resigns or is removed, the retiring Disbursement Agent, the Trustee, the Issuer or the Holders of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Disbursement Agent.

               10.1.4 A successor Disbursement Agent shall deliver a written acceptance of its appointment to the retiring Disbursement Agent, the Issuer and the Trustee. There-upon, the resignation or removal of the retiring Disbursement Agent shall become effective, and the successor Disbursement Agent shall have all the rights, powers and duties of the Disbursement Agent under this Agreement. The retiring Disbursement Agent shall promptly transfer all property held by it as Disbursement Agent to the successor Disbursement Agent.

          10.2. SUCCESSOR DISBURSEMENT AGENT BY MERGER, ETC. If the Disbursement Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Disbursement Agent.

          10.3. ELIGIBILITY; DISQUALIFICATION. The Disbursement Agent shall at all times be a bank chartered under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trust power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition and a Thomson's Bank Watch rating of B or better.

          10.4. NOTIFICATION OF INDEPENDENT CONSTRUCTION CONSULTANT. The Independent Construction Consultant acknowledges and agrees that the Trustee shall have the right to change the party acting as the "Disbursement Agent" pursuant to this Agreement, and the Trustee agrees to provide written notice to the Independent Construction Consultant of any such change.

     11. STATEMENT OF COLLATERAL ACCOUNTS. Upon the request of the Issuer or the Trustee from time to time, the Disbursement Agent shall deliver to the Issuer and the Trustee an account statement prepared by the Disbursement Agent in a form satisfactory to the Trustee and the Issuer setting forth with reasonable particularity the balance of funds then in the Collateral Accounts and the Disbursed Funds Account and the manner in which such funds are invested; PROVIDED, HOWEVER, that the Disbursement Agent shall not be required to provide such statements more often than weekly. The parties hereto irrevocably instruct the Disbursement Agent that on the first date upon which the balance in any Collateral Account is reduced to zero, the Disbursement Agent shall deliver to the Trustee and the Issuer a notice that the balance in such Collateral Account has been reduced to zero.

     12. MISCELLANEOUS.

          12.1. WAIVER. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

          12.2. INVALIDITY. If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties, intent.

          12.3. NO AUTHORITY. The Disbursement Agent shall not have any authority to, and shall not make any warranty or representation or incur any obligation on behalf of, or in the name of, the Trustee.

          12.4. ASSIGNMENT. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

          12.5. BENEFIT. The parties hereto and their respective successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

          12.6. TIME. Time is of the essence of each provision of this Agreement.

          12.7. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          12.8. ENTIRE AGREEMENT; AMENDMENTS. This Agreement (together with the Indenture and the Collateral Documents) contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties.

          12.9. NOTICES. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; or (b) on the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested; or by facsimile transmission, in each case, addressed as follows:

               To the Disbursement Agent:

                      U.S. Bank National Association
                      60 Livingston Avenue
                      St. Paul, Minnesota 55107-2292
                      Attention:  Frank Leslie

                      Telephone:    (651) 495-3913
                      Facsimile:    (651) 495-8097

               To the Trustee:

                      U.S. Bank National Association,
                      60 Livingston Avenue St.
                      Paul, Minnesota 55107-2292
                      Attention: Frank Leslie

                      Telephone:    (651) 495-3913
                      Facsimile:    (651) 495-8097

               To the Issuer:

                      Inn of the Mountain Gods Resort and Casino
                      287 Carrizo Canyon Road
                      Mescalero, New Mexico  88340
                      Attention:  Chief Operating Officer

                      Telephone:  (505) 464-7777
                      Telecopy:  (505) 464-7381

               To the Independent Construction Consultant:

                      Professional Associates Construction Services, Inc. 942 East Chapman Avenue
                      Suite 200
                      Orange, California  92866
                      Attention:  Kent Robertson

                      Telephone: (714) 289-2330
                      Facsimile:  (714) 289-2979

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section 12.9 to the others.

          12.10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          12.11. CAPTIONS. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

          12.12. RIGHT TO CONSULT COUNSEL. Each of the Disbursement Agent and the Trustee may, if any of them deems necessary or appropriate, consult with and be advised by counsel in respect of their duties hereunder. Each of the Disbursement Agent or the Trustee shall be entitled to rely upon the advice of its counsel in any action taken in its capacity as the Disbursement Agent or the Trustee, as the case may be, hereunder and shall be protected from any liability of any kind for actions taken in reasonable reliance upon such opinion of its counsel. The Issuer agrees to pay all such reasonable counsel fees.

          12.13. TRIBE AUTHORIZATION. The Issuer represents and warrants that the Tribe has authorized the Issuer to execute any and all certificates, consents or other documents required by this Agreement on behalf of the Tribe, and that the Tribe has authorized the Issuer to execute any other document on behalf of the Tribe as reasonably requested by the Trustee or the Disbursement Agent in connection with this Agreement.

     13. WAIVER OF SOVEREIGN IMMUNITY, JURISDICTION, CONSENT TO SERVICE OF PROCESS; ARBITRATION AND AGENT FOR SERVICES OF PROCESS.

          13.1. WAIVER OF SOVEREIGN IMMUNITY; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

               (a) NONE OF RESORT AND THE TRIBE (EACH A "TRIBAL PARTY") CONSENTS TO THE ENTRY, ENFORCEMENT, LEVY OR OTHER EXECUTION OF ANY JUDGMENT FOR MONEY OR OTHER DAMAGES AGAINST ANY OF THEIR ASSETS, REAL OR PERSONAL EXCEPTS AS CONTEMPLATED IN THIS AGREEMENT AND EXCEPT THAT EACH TRIBAL PARTY EXPRESSLY AND IRREVOCABLY WAIVES ITS SOVEREIGN IMMUNITY (AND ANY DEFENSE BASED THEREON) FROM UNCONSENTED SUIT, ARBITRATION OR OTHER LEGAL PROCEEDINGS AS AUTHORIZED IN THIS AGREEMENT, PROVIDED THAT THE WAIVER CONTAINED IN THIS CLAUSE (a) IS EXPRESSLY LIMITED TO ACTIONS AGAINST SUCH TRIBAL PARTY TO
                    (i) INTERPRET OR ENFORCE THE PROVISIONS OF THIS AGREEMENT AND (ii) ENFORCE AND EXECUTE ANY ORDER, JUDGMENT OR RULING RESULTING THEREFROM AGAINST THE ASSETS AND REVENUES OF SUCH TRIBAL PARTY.

               (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in the City of New York, County of New York, and any appellate court from which any appeals there from are available, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding may be enforced by any court of competent jurisdiction.

               (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any state court referred to in paragraph (a) of this Section 13.1. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (d) Each party hereto irrevocably consents to service of process in the manner provided for notices in Sections 12.9 and
                    13.3. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

               (e) For the purposes of this Section 13.1 and Section 13.2, the parties hereto agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

               (f) Notwithstanding any provision of this Section 13.1, nothing herein shall limit the ability of any party to this Agreement to move to compel arbitration and/or move to stay or dismiss a lawsuit in favor of arbitration pursuant to
                    Section 13.2 hereof.

          13.2. ARBITRATION.

               (a) MANDATORY ARBITRATION. Notwithstanding the irrevocable submission of each party hereto to the exclusive jurisdiction of the courts of the State of New York contained in Section 13.1, each party hereto hereby irrevocably and unconditionally agrees that any party hereto may (i) submit any controversy, claim, suit or other action between or among the parties hereto arising out of or relating to this Agreement or the enforcement of rights hereunder or (ii) remove any such action brought by any other party in any forum other than as provided in this
                    Section 13.2 and submit such action to be determined by binding arbitration. Any such arbitration shall be conducted in accordance the Commercial Rules of the American Arbitration Association ("AAA"). Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrators in accordance with the AAA Commercial Rules. Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party hereto to submit the controversy or claim to arbitration if any other party contests such action for judicial relief. Any arbitration undertaken pursuant to this
                    Section 13.2 shall take place in the City of New York, County of New York. For the avoidance of doubt, each Tribal Party expressly and irrevocably waives its sovereign immunity (and any defense based thereon) from unconsented suit, arbitration or other legal proceedings to permit to be brought pursuant to this Section 13.2.

               (b) SPECIFIC ENFORCED REPRESENTATION. Each party hereto represents and warrants to each other party hereto that this
                    Section 13.2 is specifically enforceable against such party by any other party hereto.

          13.3. AGENT FOR SERVICE OF PROCESS. By the execution and delivery of this Agreement, for the purpose of this Agreement, the Issuer and the Tribe (i) acknowledges that it has, or agrees that by the Closing Date it shall have, by separate written instrument, irrevocably designated and appointed CT Corporation System ("CT") (and any successor entity) as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement and acknowledges that CT has accepted such designation and (ii) agrees that service of process upon CT and written notices of said service to such Issuer or the Tribe in accordance with Section 12.9 hereof shall be deemed effective service of process upon such Issuer or the Tribe in any such suit or proceeding. As expressly contemplated by the preceding sentence, each Issuer and the Tribe further agrees to take any reasonable action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT in full force and effect so long as any of the Securities shall be outstanding; PROVIDED, HOWEVER, that the Issuer or the Tribe may, by written notice to the Trustee, designate such additional or alternative agent for service of process under this Section 13.3 that (i) maintains an office located in the City of New York, County of New York in the State of New York and (ii) is a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business. Such written notice shall identify the name of such agent for process and the address of the office of such agent for process in the City of New York, County of New York, State of New York.

     Nothing in this Section 13.3 shall affect the right of the Disbursement Agent, the Trustee or the Independent Construction Consultant to serve legal process in any other manner permitted by law.

     13.4. NON-IMPAIRMENT. Neither any Tribal Party nor any of its Affiliates will: (a) adopt, enact, promulgate or otherwise place into effect any law or legal requirement that impairs or interferes, or could impair or interfere, in any manner, with any right or remedy of another party hereunder or their successors and assigns (it being understood and agreed that any such law or legal requirement that is adopted, enacted, promulgated or otherwise placed into effect without the prior written consent of any affected party, successor or assign shall be void and of no effect); or (b) demand, impose or receive any tax, charge, assessment, fee or other imposition or impose any regulatory or licensing requirement against a party, their successors or assigns, except in connection with licensing required by the Compact entered into between the Tribe and the State of New Mexico, as amended from time to time.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                      U.S. BANK NATIONAL ASSOCIATION, as
                        Disbursement Agent



                      By: /s/ Frank P. Leslie III
                          ---------------------------------------
                          Name:  Frank P. Leslie III
                          Title: Vice President


                      U.S. BANK NATIONAL ASSOCIATION, as
                        Trustee



                      By: /s/ Frank P. Leslie III
                          ---------------------------------------
                          Name:  Frank P. Leslie III
                          Title: Vice President


                      PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant



                      By: /s/ Kent Robertson
                          ----------------------------------------
                          Name:  Kent Robertson
                          Title: Secretary/Treasurer


                       INN OF THE MOUNTAIN GODS RESORT
                       AND CASINO



                      By: /s/ Michael French
                          ----------------------------------------
                          Name:  Michael French
                          Title: Chief Operating Officer


                      CASINO APACHE



                      By: /s/ Michael French
                          ----------------------------------------
                          Name:  Michael French
                          Title: Chief Operating Officer

                      CASINO APACHE TRAVEL CENTER



                      By: /s/ Michael French
                          ----------------------------------------
                          Name:  Michael French
                          Title: Chief Operating Officer


                      INN OF THE MOUNTAIN GODS


                      By: /s/ Michael French
                          ----------------------------------------
                          Name:  Michael French
                          Title: Chief Operating Officer


                      SKI APACHE


                      By: /s/ Michael French
                          ----------------------------------------
                          Name:  Michael French
                          Title: Chief Operating Officer

Acknowledged to as of the date first above written (solely with respect to Section 13 hereof)

THE APACHE TRIBE OF THE
MESCALERO RESERVATION



By:  /s/ Sara Misquez
     --------------------------------
     Name:  Sara Misquez
     Title: President

                                     ANNEX I

                             INITIAL PROJECT BUDGET

                                     ANNEX 2

                               COLLATERAL ACCOUNTS

Construction Disbursement Account:

        Bank Name:                                US Bank National Association
        ABA #:                                    091000022
        Account #:                                33616201
        Account Name:                             US Bank National Association as
                                                  Disbursement Agent FAO Inn of the Mountain
                                                  Gods Resort and Casino Construction
                                                  Disbursement Account
        Reference:                                Apache Construction Disbursement Account
        Attention:                                Frank Leslie

Construction Reserve Account:

        Bank Name:                                US Bank National Association
        ABA #:                                    091000022
        Account #:                                33616202
        Account Name:                             US Bank National Association as
                                                  Disbursement Agent FAO Inn of the Mountain
                                                  Gods Resort and Casino Construction
                                                  Reserve Account
        Reference:                                Apache Construction Reserve Account
        Attention:                                Frank Leslie

Interest Reserve Account:

        Bank Name:                                US Bank National Association
        ABA #:                                    091000022
        Account #:                                33616203
        Account Name:                             US Bank National Association as
                                                  Disbursement Agent FAO Inn of the Mountain
                                                  Gods Resort and Casino Interest Reserve
                                                  Account
        Reference:                                Apache Interest Reserve Account
        Attention:                                Frank Leslie

Disbursement Account:

        Bank Name:                                US Bank National Association
        ABA #:                                    091000022



A-1

        Account #:                                33616204
        Account Name:                             US Bank National Association as
                                                  Disbursement Agent FAO Inn of the Mountain
                                                  Gods Resort and Casino Disbursement Account
        Reference:                                Apache Disbursement Account
        Attention:                                Frank Leslie

Retainage Account:

        Bank Name:                                US Bank National Association
        ABA #:                                    091000022
        Account #:                                33616205
        Account Name:                             US Bank National Association as
                                                  Disbursement Agent FAO Inn of the Mountain
                                                  Gods Resort and Casino Retainage Account
        Reference:                                Apache Retainage Account
        Attention:                                Frank Leslie


                                   SCHEDULE 1

                                   GUARANTORS

Casino Apache, an unincorporated enterprise of the Tribe
Casino Apache Travel Center, an unincorporated enterprise of the Tribe Inn of the Mountain Gods, an unincorporated enterprise of the Tribe Ski Apache, an unincorporated enterprise of the Tribe

                                    EXHIBIT A

                    FORM OF INITIAL DISBURSEMENTS CERTIFICATE

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

Professional Associates Construction Services, Inc.,
   as Independent Construction Consultant
942 East Chapman Avenue
Suite 200
Orange, California  92866
   Attention:  Kent Robertson

               Re:    INN OF THE MOUNTAIN GODS RESORT AND CASINO
                      CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                      INITIAL DISBURSEMENTS

Ladies and Gentlemen:

     This Initial Disbursements Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (the "DISBURSEMENT AGREEMENT"), by and among U.S. Bank National Association, a national banking association, as Disbursement Agent, U.S. Bank National Association, a national banking association, as Trustee, Professional Associates Construction Services, Inc., a California corporation, as Independent Construction Consultant, Inn of the Mountain Gods Resort and Casino (the "Issuer"), an unincorporated enterprise of the Apache Tribe of the Mescalero Reservation (the "TRIBE") and the guarantors named therein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     The Issuer hereby irrevocably instructs the Disbursement Agent to disburse funds from the Construction Disbursement Account to the Disbursed Funds Account or the accounts otherwise indicated for the amounts set forth on SCHEDULE A attached hereto.

                                    INN OF THE MOUNTAIN GODS RESORT AND CASINO



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   SCHEDULE A

                              INITIAL DISBURSEMENTS

To:  [                        ]

   For:  [                  ]
            [Insert wire instructions]                  $[       ]

To:  [                        ]

   For:  [                  ]
            [Insert wire instructions]                  $[       ]

To:  [                        ]

   For:  [                  ]
            [Insert wire instructions]                  $[       ]

                                   EXHIBIT B-1

                      FORM OF COMPANY'S CLOSING CERTIFICATE

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

Professional Associates Construction Services, Inc.,
   as Independent Construction Consultant
942 East Chapman Avenue
Suite 200
Orange, California  92866
   Attention:  Kent Robertson

              Re:     INN OF THE MOUNTAIN GODS RESORT AND CASINO
                      CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                      COMPANY'S CLOSING CERTIFICATE

Ladies and Gentlemen:

     This Closing Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), by and among U.S. Bank National Association, a national banking association, as Disbursement Agent, U.S. Bank National Association, a national banking association, as Trustee, Professional Associates Construction Services, Inc., a California corporation, as Independent Construction Consultant, Inn of the Mountain Gods Resort and Casino (the "ISSUER"), an unincorporated enterprise of the Apache Tribe of the Mescalero Reservation (the "TRIBE") and the guarantors named therein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     The Issuer hereby certifies to each of you as follows:

     1. The Initial Project Budget attached hereto as SCHEDULE A constitutes the Project Budget presently in effect for the Resort.

     2. Based upon its review of the Project Budget and the Project Report, in the Independent Construction Consultant's professional opinion, the Initial Project Budget accurately and completely sets forth (i) the anticipated Project Costs through the date that the Resort is Operat-ing in a manner consistent with the Construction Schedule and (ii) the various components of the Resort identified thereon as line items, all within the respective line item amounts listed.

     3. Immediately prior to and upon giving effect to the Initial Disbursements, there is no and will not be any Event of Default.

     4. Attached hereto as SCHEDULE B is (i) a list of all contractors, subcontractors, suppliers and materialmen that have provided work, supplies and/or labor the value of which exceeded $1,000,000 in connection with the Resort to date, (ii) a list of all contractors, subcontractors, suppliers and materialmen that have provided work, supplies and/or labor in connection with the Resort that will receive payment pursuant to the Initial Disbursements Certificate, and (iii) lien releases (unconditional if such contractors, subcontractors, suppliers and materialmen have been paid to date and conditional if such contractors, subcontractors, suppliers and materialmen have not been paid to date) from all such contractors, subcontractors, suppliers and materialmen described in clause (ii) (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld) for all disbursements identified in the Initial Disbursements Certificate. All work performed and materials delivered to date with respect to the Resort which could result in a lien against the Resort have been previously paid by the Issuer or will be timely paid with the proceeds of the Initial Disbursements (in each case subject to withheld Retainage Amounts), and no lien, notice of lien, or notice of extension of time for filing of lien has been filed against the Resort in favor of any contractor, subcontractor, supplier or materialman which has not been removed of record prior to the date hereof.

     5. The Issuer is not and, to the Issuer's knowledge, no other party to any Transaction Document (other than any Construction Contract not in existence as of the Issue Date) (but for the passage of time or the giving of notice or both) will be, in breach of any material obligation thereunder.

     6. Each representation and warranty of (a) the Issuer and its Affiliates set forth in the Disbursement Agreement or in any other Transaction Document, or in any certificates delivered in connection with any of the foregoing, is true, correct and complete in all material respects as if made on the date hereof (except that any representation and warranty that relates expressly to an earlier date shall be deemed made only as of such earlier date), and (b) to the Issuer's knowledge, the Design Build Contractor and each other party (other than the Issuer or its Affiliates) to a Construction Contract set forth in the applicable Construction Contract is true, correct and complete in all material respects as if made on the date hereof (except that any representation and warranty that relates expressly to an earlier date shall be deemed made only as of such earlier date).



B-1-2

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Initial Disbursements.

                                    INN OF THE MOUNTAIN GODS RESORT AND CASINO




                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


B-1-3

                            SCHEDULE A TO EXHIBIT B-1

                      INITIAL PROJECT BUDGET FOR THE RESORT

                                 PROJECT BUDGET

                                  See Attached.


B-1-4

                            SCHEDULE B TO EXHIBIT B-1

                         MECHANIC'S LIENS FOR THE RESORT

(i) List of contractors, subcontractors, suppliers and materialmen that have provided work, supplies and/or labor to date

        [See attached.]

(ii) List of contractors, subcontractors, suppliers and materialmen to receive payment pursuant to the Initial Disbursements Certificate

        [See attached.]

(iii)   Lien releases for parties identified in (ii)

        [See attached.]


B-1-5

                             ANNEX 1 TO EXHIBIT B-1

                  DESIGN BUILD CONTRACTOR'S CLOSING CERTIFICATE

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

Professional Associates Construction Services, Inc.,
   as Independent Construction Consultant
942 East Chapman Avenue
Suite 200
Orange, California  92866
   Attention:  Kent Robertson

              Re: INN OF THE MOUNTAIN GODS RESORT AND CASINO (THE "ISSUER") CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                      DESIGN BUILD CONTRACTOR'S CLOSING CERTIFICATE

Ladies and Gentlemen:

     The undersigned (the "DESIGN BUILD CONTRACTOR") hereby certifies to each of you as follows:

     14. The Design Build Contractor has reviewed the closing certificate from the Issuer (the "ISSUER CLOSING CERTIFICATE") to be delivered pursuant to the Cash Collateral and Disbursement Agreement dated November 3, 2003, to which the Issuer is a party (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to the extent necessary to understand the defined terms contained herein and in the Issuer Closing Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     15. The Design Build Contractor hereby certifies and confirms the accuracy of the certifications in paragraphs 1 and 2 of the Issuer Closing Certificate as if made by and on behalf of the Design Build Contractor directly.

     16. The Design Build Contractor hereby certifies that, to the best of its knowledge, the work comprising the Resort as described in the Construction Contract may be completed in accordance with the Initial Project Budget identified in the Issuer's Closing Certificate, taking



B-1-6
into consideration the possible allocation of Realized Savings in accordance with the Disbursement Agreement.

     17. The Design Build Contractor is not and, to the best of the Design Build Contractor's knowledge, no other party to any Construction Contract in existence as of the date hereof is, or (but for the passage of time or the giving of notice or both) would be, in breach of any material obligation thereunder.

     18. The Design Build Contractor hereby certifies that, to the best of its knowledge and belief, based on its limited visual observation and the information provided to the Design Build Contractor, the construction to date is substantially in compliance with the intent of the Plans as prepared by the Design Build Contractor.

     19. The Design Build Contractor hereby certifies that the current Plans for the Resort comply with all applicable Federal, state, local and tribal building codes and ordinances.

     The foregoing representations, warranties and certifications are true and correct and each of you is entitled to rely on the foregoing in connection with the Initial Disbursements.

                            CENTEX/WORTHGROUP LLC,
                            as Design Build Contractor




                            By: ________________________________
                                Name:
                                Title:

B-1-7

                                   EXHIBIT B-2

        FORM OF INDEPENDENT CONSTRUCTION CONSULTANT'S CLOSING CERTIFICATE

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

              Re:     INN OF THE MOUNTAIN GODS RESORT AND CASINO
                      CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                      INDEPENDENT CONSTRUCTION CONSULTANT'S CLOSING
                      CERTIFICATE

Ladies and Gentlemen:

     This Closing Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), by and among U.S. Bank National Association, a national banking association, as Disbursement Agent, U.S. Bank National Association, a national banking association, as Trustee, Professional Associates Construction Services, Inc., a California corporation, as Independent Construction Consultant, Inn of the Mountain Gods Resort and Casino (the "ISSUER"), an unincorporated enterprise of the Apache Tribe of the Mescalero Reservation (the "TRIBE") and the guarantors named therein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     The Independent Construction Consultant hereby certifies to each of you as follows as contemplated by the Disbursement Agreement:

     1. The Independent Construction Consultant has received certified copies of all Plans and Contracts applicable to the construction of the Resort and described on SCHEDULE A hereto and, in the Independent Construction Consultant's professional opinion, such Plans and Contracts will permit the Resort to be substantially completed in all material respects in a manner consistent with the Construction Schedule.

     2. Based upon its review of the Project Budget and the Project Report, in the Independent Construction Consultant's professional opinion, the Initial Project Budget accurately sets forth the anticipated costs of constructing the Resort so that the Resort is substantially com-pleted in all material respects in accordance therewith and with the Final Plans, Contracts and Construction Schedule.

     3. The Independent Construction Consultant has received (a) an executed Initial Disbursements Certificate in the form attached to the Disbursement Agreement as Exhibit A, together with all attachments thereto, and (b) an executed the Issuer's Closing Certificate in the form attached to the Disbursement Agreement as Exhibit B-1, together with all attachments thereto.

     4. The Independent Construction Consultant has reviewed the Initial Disbursements Certificate and the Issuer's Closing Certificate and the Independent Construction Consultant has no actual knowledge that the certifications set forth in such certificates are not true, correct and complete in all material respects.

     5. [For Hard Costs Only with Respect to the Initial Disbursements:] The Independent Construction Consultant has received duly executed and acknowledged conditional or unconditional (as applicable) lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services constituting completed construction or stored materials the value of which exceeds $1,000,000 relating to the Resort (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld) for all disbursements identified on the Initial Disbursements Certificate in excess of $100,000, which releases are in form and substance satisfactory to the Independent Construction Consultant, and otherwise comply with applicable law.

     6. The Independent Construction Consultant has reviewed the duly executed acknowledgments of payment and unconditional lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services constituting completed construction or stored materials the value of which exceeds $1,000,000 relating to the Resort (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld), separately provided by the Issuer prior to the date hereof (other than those relating to payments to be made with the Initial Disbursements, if any), which releases are in form and substance reasonably satisfactory to the Independent Construction Consultant and are in accordance with payments for construction of the Resort prior to the date hereof.

     7. In the Independent Construction Consultant's professional opinion, the construction performed as of the date hereof is in accordance with the Plans and the payments made therefor prior to the date hereof, together with the Initial Disbursements (if any) to be made for work, materials, supplies and/or labor the value of which exceeds $1,000,000 provided in connection with the Resort to date, are appropriate in light of the percentage of construction completed and the amount of stored materials and/or invoices submitted, as applicable. Further, all disbursements under the Initial Disbursements are for Hard Costs consistent with the Plans.

     8. In connection with all payments made prior to the date hereof for work, materials, supplies and/or labor provided in connection with the Resort to contractors, subcontractors, suppliers and materialmen and compared the invoices or other documentation supporting such payments with the respective Project Budget category, the Independent Construction Consultant has


B-2-2
reviewed the Project Report and such other information it deems relevant and confirms that the total payments to date in such category do not exceed the budgeted amount for such category.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Initial Disbursements.

                                 PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant




                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


B-2-3

                            SCHEDULE A TO EXHIBIT B-2

                           LIST OF PLANS AND CONTRACTS

                                 [See attached.]


B-2-4

                                   EXHIBIT B-3

                FORM OF DISBURSEMENT AGENT'S CLOSING CERTIFICATE

                                     [DATE]

U.S. Bank National Association,
   as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

              Re: INN OF THE MOUNTAIN GODS RESORT AND CASINO
                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                  DISBURSEMENT AGENT'S CLOSING CERTIFICATE

Ladies and Gentlemen:

     This Closing Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), by and among U.S. Bank National Association, a national banking association, as Disbursement Agent, U.S. Bank National Association, a national banking association, as Trustee, Professional Associates Construction Services, Inc., a California corporation, as Independent Construction Consultant, Inn of the Mountain Gods Resort and Casino (the "ISSUER"), an unincorporated enterprise of the Apache Tribe of the Mescalero Reservation (the "TRIBE") and the guarantors named therein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     The Disbursement Agent hereby certifies to you as follows as contemplated by the Disbursement Agreement:

     1. The Pledged Accounts have been established as contemplated by the Disbursement Agreement.

     2. The Disbursement Agent has reviewed (a) an executed Initial Disbursements Certificate from the Issuer in the form attached to the Disbursement Agreement as Exhibit A, (b) an executed Closing Certificate from the Issuer in the form attached to the Disbursement Agreement as Exhibit B-1,
(c) an executed Closing Certificate from the Independent Construction Consultant in the form attached to the Disbursement Agreement as Exhibit B-2, and (d) an executed Closing Certificate from the Trustee in the form attached to the Disbursement Agreement as Exhibit B-4, in each case with any exhibits attached and executed (as applicable) by the parties thereto.

     The foregoing representations, warranties and certifications are true, complete and correct and you are entitled to rely on the foregoing in connection with the Initial Disbursements.


B-3-1

                             U.S.BANK NATIONAL ASSOCIATION as
                             Disbursement Agent



                             By:
                                ---------------------------------------------
                                Name:
                                Title:



B-3-2

                                   EXHIBIT B-4

                      FORM OF TRUSTEE'S CLOSING CERTIFICATE

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

        Re:   INN OF THE MOUNTAIN GODS RESORT AND CASINO
              CASH COLLATERAL AND DISBURSEMENT AGREEMENT
              TRUSTEE'S CLOSING CERTIFICATE

Ladies and Gentlemen:

     This Closing Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), by and among U.S. Bank National Association, a national banking association, as Disbursement Agent, U.S. Bank National Association, a national banking association, as Trustee, Professional Associates Construction Services, Inc., a California corporation, as Independent Construction Consultant, Inn of the Mountain Gods Resort and Casino (the "ISSUER"), an unincorporated enterprise of the Apache Tribe of the Mescalero Reservation (the "TRIBE") and the guarantors named therein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     The Trustee hereby certifies to you as follows as contemplated by the above-referenced Disbursement Agreement:

     1. The Trustee has received (a) an executed Initial Disbursements Certificate from the Issuer in the form attached to the Disbursement Agreement as Exhibit A, (b) an executed Closing Certificate from the Issuer in the form attached to the Disbursement Agreement as Exhibit B-1, (c) an executed closing certificate from the Independent Construction Consultant attached to the Disbursement Agreement as Exhibit B-2 and (d) an executed Closing Certificate from the Disbursement Agent in the form attached to the Disbursement Agreement as Exhibit B-3, in each case with all exhibits and attachments attached and executed (as applicable) by the parties thereto.

     The foregoing representations, warranties and certifications are true, complete and correct and you are entitled to rely on the foregoing in connection with the Initial Disbursements.


B-4-1

                                    U.S.BANK NATIONAL ASSOCIATION, as
                                    Trustee




                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

B-4-2

                                   EXHIBIT C-1

            FORM OF CONSTRUCTION DISBURSEMENT REQUEST AND CERTIFICATE

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

Professional Associates Construction Services, Inc.,
   as Independent Construction Consultant
942 East Chapman Avenue
Suite 200
Orange, California  92866
   Attention:  Kent Robertson

              Re: CONSTRUCTION DISBURSEMENT REQUEST NO. ___________ UNDER CASH COLLATERAL AND DISBURSEMENT AGREEMENT AMOUNT REQUESTED: $

Ladies and Gentlemen:

     Inn of the Mountain Gods Resort and Casino (the "ISSUER"), hereby submits this Construction Disbursement Request and Certificate (the "DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT Agreement"), to which each of you are a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     The Issuer hereby requests the Disbursement Agent, and requests the Independent Construction Consultant to authorize the Disbursement Agent, to make a disbursement of [$_______________ for Hard Costs] [and] [$______________ for
Soft Costs] (collectively, the "[EXPENSE] DISBURSEMENT") from the Construction Disbursement Account to the Disbursed Funds Account so that the Issuer may distribute checks or issue wire transfers drawn on the Disbursed Funds Account to the parties identified on SCHEDULE A attached hereto in the respective amounts listed for such parties therein (the "PROJECT COST SCHEDULE" [and $ for Retainage Amounts required pursuant to the Design Build Contract relating to the Expense Disbursement from the Construction Disbursement Account to fund the Retainage Account (together with the Expense Disbursement, the "DISBURSEMENT")]).


C-1-1

     In connection with the requested Disbursement, the Issuer represents, warrants and certifies as follows:

     1. [For Hard Cost Disbursements Only:] With respect to Hard Cost disbursements, SCHEDULE A accurately lists each party for whom payment is requested and, for each line item and for each party to whom payment is requested with respect to such line item, the following: (a) the name of the payee to be paid; (b) the current payment requested; (c) the increase or decrease in accrued but unpaid Retainage Amount, if any, for such payee since the last Disbursement Request (after giving effect to the payment contemplated by this Disbursement Request); (d) the total amount contemplated to be payable to such payee under the terms of its applicable contract through completion of all work and delivery of all materials contemplated by such contract (I.E., the total contract amount); (e) the total payments made to such payee under its applicable contract as of the Issue Date; (f) the total payments made to such payee since the Issue Date (after giving effect to the payment contemplated by this Disbursement Request); (g) the sum of all payments made to such payee (after giving effect to the payment contemplated by this Disbursement Request) (I.E., the sum of (e) and (f) above); (h) the aggregate accrued Retainage Amounts which shall continue to be owed with respect to such contract (after giving effect to the payment contemplated by this Disbursement Request); and (i) the percentage of the work actually completed, or the materials actually delivered, under such contract through the date for which payment is made hereunder (expressed as a percentage of the total work and materials contemplated by such contract through completion), or, if payment is to be made based on invoice, confirmation that a copy of the applicable invoice is attached, and a description of the purpose of such payment, specifying the line item relating to each such payment. In the event that any Construction Advance Disbursements have been made and have not otherwise been documented as required hereunder and under the Disbursement Agreement, SCHEDULE A also includes each party to whom payment was made from such Advance Construction Disbursement and a description of the purpose of such payments, specifying the line item relating to each such payment. The information set forth in SCHEDULE A is true, correct and complete.

     2. [For Soft Cost Disbursements Only:] With respect to Soft Cost disbursements, SCHEDULE A accurately lists each party and/or purpose for which payment is requested and, for each line item and for each party and/or purpose for which payment is requested with respect to such line item, the following:
(a) the name of the payee to be paid, (b) the current payment requested, and (c) a description of the purpose of such payment, specifying the line item relating to each such payment. In the event that any Advance Construction Disbursements have been made and have not otherwise been documented as required hereunder and under the Disbursement Agreement, SCHEDULE A also includes each party to whom payment was made from such Advance Construction Disbursement and a description of the purpose of such payments specifying the line item relating to each such payment. The information set forth in SCHEDULE A is true, correct and complete.

     3. [For Hard Cost Disbursements Only:] With respect to Hard Cost disbursements, the Issuer has delivered or caused to be delivered to the Independent Construction Consultant (a) true and complete invoices, bills and/or receipts that have been tendered for all Hard Costs for which disbursement is requested hereunder, (b) duly executed conditional or unconditional (as applicable) lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services relating to the Resort (except as to Retainage Amounts


C-1-2
and such amounts as the Independent Construction Consultant determines to have been reasonably withheld) for all disbursements identified on this Disbursement Request, and (c) duly executed acknowledgments of payment and unconditional lien releases, in form and substance satisfactory to the Independent Construction Consultant and otherwise in compliance with applicable law, from all payees identified on the previous Disbursement Request for payment of Hard Costs and acknowledging the receipt by such payee of all sums payable to such Contractor from previous Disbursement Requests (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld).

     4. The Project Budget presently in effect for the Resort is dated _______________ and includes all amendments through Project Budget Amendment No.
___. Said Project Budget accurately sets forth the anticipated costs to complete the Resort construction through the date that the Resort is operating and in accordance with the Plans. The total payments by the Issuer with respect to each line item component described in the Project Budget (plus any Retainage Amounts held for such line item) after giving effect to the Disbursement shall not exceed the amount budgeted on the Project Budget for such line item. Further, to the extent the work or payment required in connection with any line item has not yet been completed, the cost to complete such work or payment will not exceed the difference between (a) the amount budgeted for such line item on the Project Budget and (b) the sum of (i) the total payments theretofore disbursed from the Disbursed Funds Account with respect to such line item and (ii) any Retainage Amounts then held with respect to such line item.

     5. Immediately prior to and upon giving effect to this Disbursement Request, there is no and will not be any Event of Default.

     6. [Hard Costs Only:] As of the date hereof, the Issuer has submitted to the Independent Construction Consultant all Plans applicable to the disbursement requested herein which, as of the date hereof, constitute Final Plans. Further, all disbursements requested under this Disbursement Request are for the payment of Construction Costs incurred for work consistent with the Plans which the Issuer reasonably believes are, or ultimately will become, Final Plans and which will permit the Issuer to complete construction of the Resort. The construction performed as of the date hereof is of first quality and in accordance with the Plans for the Resort and the Disbursement is appropriate in light of the percentage of construction completed, the amount of stored materials and advance deposits required for materials provided for in the Project Budget presently in effect.

     7. As of the date hereof, the Issuer reasonably believes that the date on which the Resort will become operating will occur in a manner consistent with the Construction Schedule.

     8. All disbursements previously requested by the Issuer and made by the Disbursement Agent into the Disbursed Funds Account prior to the date hereof (other than Advance Disbursements permitted to be outstanding under the Disbursement Agreement) have been disbursed by the Issuer in substantially the manner certified by the Issuer in the applicable Construction Disbursement Request or Advance Construction Disbursement Request (as applicable).

     9. This Disbursement Request, as well as the Disbursement requested, is, and such Disbursement will be used, in compliance with the Disbursement Agreement and the Indenture.


C-1-3

     10. The Issuer has previously delivered to the Independent Construction Consultant copies of all Contracts to which the Issuer is a party for the Resort with payment obligations of at least $[ ] and, with respect to each such
Contract: (a) if it is a Material Construction Document, a Consent to pledge of the Contract in the form attached as Exhibit H to the Disbursement Agreement, executed by the third-party Contractor under each such Contract; and (b) copies of such performance and/or payment bonds (naming the Issuer and the Trustee as co-obligees), if any, as the Issuer may require to be provided to the Issuer pursuant to any Contract. Each such bond continues to be enforceable and has not been terminated or canceled (except in accordance with its terms upon completion of the respective work or delivery of the respective materials).

     11. [For the Final Disbursement Only:] The Resort is substantially complete in all material respects (other than normal punch-list items) in accordance with the Final Plans with respect to the Minimum Facilities and all applicable building and other laws, ordinances and regulations. The Resort has been Operating for at least the previous thirty (30) days uninterrupted. There is no ongoing construction in connection with the Resort (other than maintenance and repairs in the ordinary course of business and normal punch-list items (exclusive of Retainage Amounts), in an aggregate amount (exclusive of Retainage Amounts) not to exceed $[ ]). As of the date hereof, the amount necessary to complete the Resort in accordance with the Final Plans, including all punch list items, is $_______ (the "RESERVED CONSTRUCTION AMOUNT"). The Issuer represents, warrants and covenants that an amount equal to the Reserved Construction Amount shall be deposited in the Disbursed Funds Account from the proceeds of the Final Disbursement and the Issuer shall use such funds to pay Construction Costs to complete the Resort in accordance with the Final Plans and with the Construction Schedule, including all punch list items.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

     [For Hard Cost Disbursements Only:] Attached to this Disbursement Request is the certificate of the Design Build Contractor.

                       INN OF THE MOUNTAIN GODS RESORT AND CASINO




                        By:
                           ---------------------------------------
                           Name:
                           Title:


                        Received and Reviewed:

                        PROFESSIONAL ASSOCIATES CONSTRUCTION
                        SERVICES, INC., as Independent Construction Consultant


C-1-5

                            SCHEDULE A TO EXHIBIT C-1

      PROJECT COST SCHEDULE FOR CONSTRUCTION DISBURSEMENT REQUEST NO. ____

                                [To be attached]

C-1-6

                             ANNEX 1 TO EXHIBIT C-1

           FORM OF CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
                 FOR DISBURSEMENT REQUEST FOR CONSTRUCTION COSTS

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

         Re:    DISBURSEMENT REQUEST NO. __________ UNDER
                CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                OF INN OF THE MOUNTAIN GODS RESORT AND CASINO

Ladies and Gentlemen:

     The undersigned (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     1. The Independent Construction Consultant has reviewed the disbursement request made as of the date hereof (the "DISBURSEMENT REQUEST") by Inn of the Mountain Gods Resort and Casino (the "ISSUER") pursuant to the Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which the Issuer is a party. All capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     2. The Independent Construction Consultant has received from the Issuer all Plans applicable to the Disbursement requested pursuant to (and as defined in) the Disbursement Request and such other certificates as it deems appropriate and, in the Independent Construction Consultant's professional opinion, based, in part, on its review and in reliance on the Project Report and based on its inspections, the construction performed as of the date hereof is in general accordance with the Plans, and the Disbursement is appropriate in light of the percentage of construction completed and the amount of stored materials, and/or invoices submitted, as applicable. Further, all disbursements requested under this Disbursement Request that are for the payment of Hard Costs have been incurred for work consistent with the Plans, which will permit the Issuer to complete construction of the Resort in a manner consistent with the Construction Schedule.

     3. The Independent Construction Consultant has reviewed all disbursements made prior to the date hereof from the Construction Disbursement Account and compared the invoices or other documentation supporting such disbursements with the respective Project Budget category presently in effect and confirms that the total disbursements to date in such category do not exceed the budgeted amount for such category.


C-1-7

     4. The Independent Construction Consultant does not dispute the appropriateness of any item or items the value of which exceeds $10,000 funded with the proceeds of a previous Construction Disbursement Request.

     5. Based upon its review of the Project Budget and the Project Report, in the Independent Construction Consultant's professional opinion, the Project Budget accurately sets forth the anticipated costs of completion of the Resort through the date that the Resort is operating and in accordance with the Plans and with the Construction Schedule.

     6. The Independent Construction Consultant is not aware of any expenses other than as set forth in the Project Budget that will be needed to be paid or incurred by the Issuer in order to complete the Resort to be Operating in a manner consistent with the Construction Schedule. The Independent Construction Consultant reasonably believes that the Resort will be Operating in a manner consistent with the Construction Schedule; PROVIDED that the Independent Construction Consultant makes no certification or confirmation relating to the status of gaming licenses or compliance with gaming laws with respect to whether the Resort will be Operating in a manner consistent with the Construction Schedule.

     7. [For Post-Operating Disbursements Prior To The Final Disbursement:] After giving effect to the requested disbursement from the Construction Disbursement Account and the payments contemplated from the Disbursed Funds Account in connection therewith, there will be sufficient funds to pay for the anticipated costs to complete construction of the Resort (and component parts thereof) in accordance with the aggregate amounts (and line items) set forth in the Project Budget presently in effect, and the Independent Construction Consultant is not aware of any expenses other than as set forth in the Project Budget that will be needed to be paid or incurred by the Issuer in order to complete the Resort in accordance with the Final Plans and the Construction Schedule.

     8. Pursuant to its duties under the Disbursement Agreement, the Independent Construction Consultant has inspected the Resort within the previous four weeks of the date of this certificate.

     9. [For The Final Disbursement Only:] The Resort is substantially complete in all material respects in accordance with the Final Plans with respect to the Minimum Facilities. The Resort has been operating for at least the previous thirty (30) days uninterrupted; PROVIDED that no certification is made herein with respect to any matters relating to the status of gaming licenses or compliance with gaming laws. To the Independent Construction Consultant's actual knowledge, (a) immediately prior to and after giving effect to this requested Disbursement, there is no and will not be any Event of Default, and (b) there are no material errors, inaccuracies, misstatements or omissions of fact in the Disbursement Request or any exhibit or attachment thereto. There is no ongoing construction in connection with the Resort (other than maintenance and repairs in the ordinary course of business and completion of punch-list items, in an aggregate amount not to exceed $250,000). The Independent Construction Consultant reasonably believes that the amount necessary as of the date hereof to complete the Resort in accordance with the Final Plans and the Construction Schedule, including all punch list items (exclusive of Retainage Amounts), should not exceed the Reserved Construction Amount as set forth and defined in the above-referenced Disbursement Request of the Issuer.


C-1-8

     10. [For Hard Costs Only:] The Independent Construction Consultant has received (a) duly executed and acknowledged conditional or unconditional (as applicable) lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services constituting completed construction or stored materials, the value of which exceeds $1,000,000 relating to the Resort (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld) for all disbursements identified on the Disbursement Request in excess of $100,000, which releases are in form and substance satisfactory to the Independent Construction Consultant and otherwise comply with applicable law, and (b) duly executed acknowledgments of payment and unconditional lien releases, in form and substance satisfactory to the Independent Construction Consultant, and otherwise comply with applicable law (if applicable)from all payees identified on the previous Disbursement Request for payment of Hard Costs and acknowledging the receipt by such payee of all sums payable to such Contractor from previous Disbursement Requests (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld).

     11. [For Soft Costs Only:] With respect to Soft Cost disbursements, the Independent Construction Consultant has reviewed SCHEDULE A to the Disbursement Request and hereby certifies that there is adequate availability in the applicable line item under the Project Budget presently in effect with respect to each Soft Cost disbursement requested under the Disbursement Request.

     12. The Independent Construction Consultant has previously received from the Issuer copies of all Contracts to which the Issuer is a party for the Resort with payment obligations of at least $10,000 and, with respect to each such
Contract: (a) if it is a Material Construction Contract, a Consent to the pledge of the Contract in the form attached as Exhibit H to the Disbursement Agreement, executed by the third-party Contractor under each such Contract; and (b) copies of such performance and/or payment bonds (naming the Issuer and the Trustee asco-obligees), if any, as the Issuer may require to be provided to the Issuer pursuant to any Contract. To the knowledge of the Independent Construction Consultant, each such bond continues to be enforceable and has not been terminated or canceled (except in accordance with its terms upon completion of the respective work or delivery of the respective materials).

     13. The Independent Construction Consultant has reviewed all disbursements made from the Construction Disbursement Account (including those for work, materials, supplies and/or labor provided to the Resort supplied by contractors, subcontractors, suppliers and materialmen), and has reviewed the Project Budget presently in effect to confirm that (i) the total disbursements to date in the Project Budget categories do not exceed the budgeted amount for such category and (ii) the Remaining Costs are sufficient to complete construction of the Resort in a manner consistent with the Construction Schedule.


C-1-9

     The foregoing representations warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

                                  PROFESSIONAL ASSOCIATES CONSTRUCTION
                                  SERVICES, INC., as Independent Construction
                                  Consultant



                                  By:
                                      ----------------------------------------
                                      Name:
                                      Title:


C-1-10

                             ANNEX 2 TO EXHIBIT C-1

                 FORM OF CERTIFICATE OF DESIGN BUILD CONTRACTOR
                 FOR DISBURSEMENT REQUEST FOR CONSTRUCTION COSTS

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

Professional Associates Construction Services, Inc.,
   as Independent Construction Consultant
942 East Chapman Avenue
Suite 200
Orange, California  92866
   Attention:  Kent Robertson

          Re:    DISBURSEMENT REQUEST NO. ________________UNDER
                 CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                 OF INN OF THE MOUNTAIN GODS RESORT AND CASINO

Ladies and Gentlemen:

     The undersigned (the "DESIGN BUILD CONTRACTOR") hereby certifies as follows:

        1. The Design Build Contractor has reviewed the disbursement request made as of the date hereof (the "DISBURSEMENT REQUEST") by Inn of the Mountain Gods Resort and Casino (the "ISSUER") pursuant to the Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT") to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in the Disbursement Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

        2. The Design Build Contractor hereby certifies and confirms the accuracy of the certifications in paragraphs [1, 3, 4 and 6] of the above-referenced Disbursement Request as if made by and on behalf of the Design Build Contractor directly; PROVIDED that the Design Build Contractor makes no certification or confirmation relating to the status of gaming licenses or compliance with gaming laws with respect to whether the Resort will be Operating in a manner consistent with the Construction Schedule.

        3. The Design Build Contractor has inspected the Resort within the preceding week and hereby certifies that, to the best of its knowledge and belief, based on its limited visual observation at the time of such inspection and the information provided to the Design Build Con-


C-1-11
tractor, the construction as of such date is substantially in compliance with the Plans as prepared by the Design Build Contractor.

     4. The Design Build Contractor hereby certifies that, to the best of its knowledge, the Resort will be completed in a manner consistent with the Construction Schedule and in accordance with the Project Budget presently in effect.


C-1-12

     The foregoing representations, warranties and certifications are true, complete and correct and each of the Disbursement Agent and the Independent Construction Consultant is entitled to rely on the foregoing in authorizing and making the Disbursement.

                                          CENTEX/WORTHGROUP LLC,
                                          as Design Build Contractor



                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

C-1-13

                                   EXHIBIT C-2

              FORM OF ADVANCE DISBURSEMENT REQUEST AND CERTIFICATE

                                     [DATE]


U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

Professional Associates Construction Services, Inc.,
   as Independent Construction Consultant
942 East Chapman Avenue
Suite 200
Orange, California  92866
   Attention:  Kent Robertson

         Re:   ADVANCE DISBURSEMENT REQUEST NO. _____________
               UNDER CASH COLLATERAL AND DISBURSEMENT AGREEMENT
               AMOUNT REQUESTED: $ _________

Ladies and Gentlemen:

     Inn of the Mountain Gods Resort and Casino (the "ISSUER"), hereby submits this Advance Disbursement Request and Certificate (the "ADVANCE DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT Agreement"), to which each of you is a party. Capitalized terms used and not otherwise defined herein without definition shall have the meanings given in the Disbursement Agreement.

     The Issuer hereby requests that the Disbursement Agent make a disbursement of $___________ [aggregate of all Advance Disbursements not to exceed $2.5 million] from the Construction Disbursement Account to the Disbursed Funds Account.

     The Issuer hereby represents, warrants and certifies as follows:

     1. Amounts disbursed pursuant to this Advance Disbursement Request shall be used solely for the following purposes in connection with the Resort:


           ----------------------------------------------------------
           ----------------------------------------------------------
           ----------------------------------------------------------

     2. Prior to and after giving effect to this Advance Disbursement Request, there is and there will be no Event of Default.


C-2-1

     3. In the event that any Advance Disbursements have previously been made, the Issuer has provided (or will provide within the period specified under the Disbursement Agreement) the same supporting documentation as is required under the Disbursement Agreement with respect to Construction Disbursement Requests within thirty (30) days after each such Advance Disbursement was made.

     4. The amount of the Advance Disbursement requested hereunder, together with Advance Disbursements previously made to the Issuer which have not otherwise been documented as required in the Disbursement Agreement, do not exceed the amount of $2.5 million.

     5. The Project Budget presently in effect for the Resort is dated ____________and includes all amendments through Project Budget Amendment No.
_____. The Project Budget accurately sets forth the anticipated costs to complete the Resort construction through the date that the Resort is operating and in accordance with the Plans.

     6. As of the date hereof, the Issuer reasonably believes that the Resort will be Operating in a manner consistent with the Construction Schedule.

     7. The total payments by the Issuer with respect to each line item component described on the Project Budget (plus any Retainage Amounts held for such line item), after giving effect to the requested Advance Disbursement, shall not exceed the amount budgeted on the Project Budget for such line item. Further, to the extent the work or payment required in connection with any line item has not yet been completed, the Issuer reasonably believes that the estimated cost to complete such work or payment will not exceed the difference between: (a) the amount budgeted for such line item on the Project Budget and
(b) the sum of (i) the total payments theretofore disbursed from the Disbursed Funds Account with respect to such line item and (ii) any Retainage Amounts then held with respect to such line item.

     8. The Construction Schedule would be hindered or delayed if the Advance Disbursement Request is not approved and is necessary for the critical path of construction of the Resort.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the disbursement requested hereunder.

                                INN OF THE MOUNTAIN GODS RESORT AND CASINO




                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:


C-2-2

                                     Received and Reviewed:

                                  PROFESSIONAL ASSOCIATES CONSTRUCTION
                                  SERVICES, INC., as Independent Construction
                                  Consultant



                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


C-2-3

                             ANNEX 1 TO EXHIBIT C-2

           FORM OF CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
             FOR ADVANCE DISBURSEMENT REQUEST FOR CONSTRUCTION COSTS

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

              Re: ADVANCE DISBURSEMENT REQUEST NO. _________________ UNDER CASH COLLATERAL AND DISBURSEMENT AGREEMENT OF INN OF THE MOUNTAIN GODS RESORT AND CASINO

Ladies and Gentlemen:

     The undersigned (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     1. The Independent Construction Consultant has reviewed the advance disbursement request made as of the date hereof (the "ADVANCE DISBURSEMENT REQUEST") by Inn of the Mountain Gods Resort and Casino (the "ISSUER") pursuant to the Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which the Issuer is a party. All capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     2. The Independent Construction Consultant has no actual knowledge (from the facts set forth in any Disbursement Request or any certificate, exhibit or attachment attached thereto or any other notice) that an Event of Default under the Indenture or the Disbursement Agreement exists and is continuing. The Independent Construction Consultant has no actual knowledge of any material errors, misstatements or omissions of fact in the above-referenced Advance Disbursement Request or any certificate, exhibit or attachment thereto, or information otherwise provided by the Issuer.

     3. Based upon its review of the Project Budget and the Project Report, in the Independent Construction Consultant's professional opinion, the Project Budget presently in effect accurately sets forth the anticipated costs to complete the Resort through the date that the Resort is Operating.

     4. The Independent Construction Consultant is not aware of any expenses other than as forth in the Project Budget that will be needed to be paid or incurred by the Issuer in order to cause the Resort to be Operating in a manner consistent with the Construction Schedule.

     5. The Independent Construction Consultant reasonably believes that the Resort will be operating in a manner consistent with the Construction Schedule.


C-2-4

     6. Pursuant to its duties under the Disbursement Agreement, the Independent Construction Consultant has inspected the Resort within the previous four weeks of the date of this certificate.

     7. The Construction Schedule would be hindered or delayed if the Advance Disbursement Request is not approved and the Advance Disbursement Request is necessary for the critical path of the construction of the Resort.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

                              PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES,
                                  INC., as Independent Construction Consultant



                              By:
                                 ---------------------------------------------
                                 Name:
                                 Title:


C-2-5

                                   EXHIBIT C-3

         FORM OF OVERFUNDED AMOUNTS DISBURSEMENT REQUEST AND CERTIFICATE

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

Professional Associates Construction Services, Inc.,
   as Independent Construction Consultant
942 East Chapman Avenue
Suite 200
Orange, California  92866
   Attention:  Kent Robertson

              Re: OVERFUNDED AMOUNTS DISBURSEMENT REQUEST NO. _____________ UNDER CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                      AMOUNT REQUESTED:  $

Ladies and Gentlemen:

     Inn of the Mountain Gods Resort and Casino (the "ISSUER"), hereby submits this Overfunded Amounts Disbursement Request and Certificate (the "OVERFUNDED AMOUNTS DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which each of you are a party. Capitalized terms used and not otherwise defined herein without definition shall have the meanings given in the Disbursement Agreement.

     The Issuer hereby requests that the Disbursement Agent make a disbursement of $___________ [amount of funds requested shall not exceed the amount by which the Construction Disbursement Account is Overfunded] from the Construction Disbursement Account to the Disbursed Funds Account.

     The Issuer hereby represents, warrants and certifies as follows:


C-3-1

     1. Attached hereto as SCHEDULE A is a true and correct copy of the updated Project Budget delivered, pursuant to Section 5.5 of the Disbursement Agreement, which updated Project Budget is as of a date not more than 30 days prior to the date hereof. The updated Projected Budget indicates that an aggregate amount equal to $______ remains unpaid thereunder.

     2. As of the date hereof, the aggregate amount of cash and Cash Equivalents in the Construction Disbursement Account is equal to or greater than $_____.

     3. Based on the amounts set forth in paragraphs 1 and 2 above, the amount of the Overfunded Amounts Disbursement requested hereunder does not exceed the amount by which the Construction Disbursement Account is Overfunded.

     4. Prior to and after giving effect to this Overfunded Amounts Disbursement Request, there is and there will be no Event of Default.

     5. As of the date hereof, the Issuer reasonably believes that the Resort will be Operating in a manner consistent with the Construction Schedule.

     6. The Construction Schedule will not be hindered or delayed as a result of any disbursement made pursuant to this Overfunded Amounts Disbursement Request.

     Attached to this Overfunded Amounts Disbursement Request is (i) a copy of the updated Project Budget, (ii) a certificate from the Independent Construction Consultant and (iii) a certificate from the Trustee.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the disbursement requested hereunder.

                                 INN OF THE MOUNTAIN GODS RESORT AND CASINO




                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

C-3-2

                                 Received and Reviewed:

                                 PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant



                                 By:
                                     ------------------------------------------
                                     Name:
                                     Title:



C-3-3

                            SCHEDULE A TO EXHIBIT C-3

                             Updated Project Budget

                                  See attached.



C-3-4

                             ANNEX 1 TO EXHIBIT C-3

           FORM OF CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
       FOR OVERFUNDED AMOUNTS DISBURSEMENT REQUEST FOR CONSTRUCTION COSTS

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

              Re: OVERFUNDED AMOUNTS DISBURSEMENT REQUEST NO. _________ UNDER CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                     OF INN OF THE MOUNTAIN GODS RESORT AND CASINO

Ladies and Gentlemen:

     The undersigned (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     1. The Independent Construction Consultant has reviewed the Overfunded Amounts Disbursement Request made as of the date hereof (the "OVERFUNDED AMOUNTS DISBURSEMENT Request") by Inn of the Mountain Gods Resort and Casino (the "ISSUER") pursuant to the Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which the Issuer is a party. All capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     2. The Independent Construction Consultant has no actual knowledge (from the facts set forth in any Disbursement Request or any certificate, exhibit or attachment attached thereto or any other notice) that an Event of Default under the Indenture or the Disbursement Agreement exists and is continuing. The Independent Construction Consultant has no actual knowledge of any material errors, misstatements or omissions of fact in the above-referenced Overfunded Amounts Disbursement Request or any certificate, exhibit or attachment thereto, or information otherwise provided by the Issuer.

     3. The Project Budget attached as SCHEDULE A to the Overfunded Amounts Disbursement Request if the Project Budget as presently in effect and the amount included in paragraph 1 of the Overfunded Amounts Disbursement Request accurately set forth the anticipated costs to complete the Resort through the date that the Resort is Operating.

     4. After giving effect to the Overfunded Amounts Disbursement Request from the Construction Disbursement Account, there will be sufficient funds in the Construction


C-3-5

Disbursement Account to pay for the anticipated costs to complete construction of the Resort (and the component parts thereof) in accordance with the aggregate amounts (and line items) set forth in the Project Budget and the Independent Construction Consultant is not aware of any expenses other than as set forth in the Project Budget that will be needed to be paid or incurred by the Issuer in order to cause the Resort to be Operating in a manner consistent with the Construction Schedule.

     5. The Independent Construction Consultant reasonably believes that the Resort will be Operating in a manner consistent with the Construction Schedule.

     6. Pursuant to its duties under the Disbursement Agreement, the Independent Construction Consultant has inspected the Resort within the previous four weeks of the date of this certificate.

     7. The Construction Schedule will not be hindered or delayed as a result of any disbursement made pursuant to the Overfunded Amounts Disbursement Request.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

                              PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant




                               By:
                                   --------------------------------------------
                                   Name:
                                   Title:


C-3-6

                             ANNEX 2 TO EXHIBIT C-3

                              TRUSTEE'S CERTIFICATE

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

         Re:  INN OF THE MOUNTAIN GODS RESORT AND CASINO
              CASH COLLATERAL AND DISBURSEMENT AGREEMENT
              TRUSTEE'S CLOSING CERTIFICATE

Ladies and Gentlemen:

     U.S. Bank National Association, a national banking association, as Trustee, has, pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), by and among U.S. Bank National Association, a national banking association, as Disbursement Agent, the Trustee, Professional Associates Construction Services, Inc., a California corporation, as Independent Construction Consultant, Inn of the Mountain Gods Resort and Casino (the "ISSUER"), an unincorporated enterprise of the Apache Tribe of the Mescalero Reservation (the "TRIBE") and the guarantors named therein (capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement), reviewed the Overfunded Amounts Disbursement Request made as of the date hereof.

     The Trustee hereby certifies to you as follows as:

     1. To the Trustee's knowledge, the representation and warranty provided in paragraph 2 of the Overfunded Amounts Disbursement Request is true and correct in all respects.

     The foregoing certification is true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursements.


C-3-7

                                U.S.BANK NATIONAL ASSOCIATION,
                                as Trustee




                                By:
                                    ------------------------------------------
                                    Name:
                                    Title:


C-3-8

                                    EXHIBIT D

                      FORM OF INTEREST DISBURSEMENT REQUEST

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

         Re:   INN OF THE MOUNTAIN GODS RESORT AND CASINO
               CASH COLLATERAL AND DISBURSEMENT AGREEMENT
               TRUSTEE'S CLOSING CERTIFICATE

Ladies and Gentlemen:

     This Interest Disbursement Request is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"),by and among U.S. Bank National Association, a national banking association, as Disbursement Agent, U.S. Bank National Association, a national banking association, as Trustee, Professional Associates Construction Services, Inc., a California corporation, as Independent Construction Consultant, Inn of the Mountain Gods Resort and Casino (the "ISSUER"), an unincorporated enterprise of the Apache Tribe of the Mescalero Reservation (the "TRIBE") and the guarantors named therein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     Pursuant to Section 4.4 of the Disbursement Agreement, the Disbursement Agent is hereby directed to liquidate Government Securities (to the extent required) in the Interest Reserve Account and to pay to the Trustee as set forth below on _________________ (the "INTEREST PAYMENT DATE") $______________ of
funds from the Interest Reserve Account. The undersigned hereby certifies that payments in an amount equal to such sums will be due and payable on the Notes on the Interest Payment Date.

     Payment instructions for Trustee:



-------------------------------
     1    To be delivered no less than ten (10) Business Days prior to the respective Interest Payment Date.

     Please confirm the transfer described above by returning a notice of confirmation to the undersigned at the address set forth above.

                                  INN OF THE MOUNTAIN GODS RESORT AND CASINO




                                  By:
                                      ----------------------------------------
                                      Name:
                                      Title:

                                   EXHIBIT E-1

        FORM OF CONSTRUCTION RESERVE DISBURSEMENT REQUEST AND CERTIFICATE
                    FOR DISBURSEMENTS RE: CONSTRUCTION COSTS

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

        Re: CONSTRUCTION RESERVE DISBURSEMENT REQUEST NO. ______ UNDER CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                AMOUNT REQUESTED:   $ __________

Ladies and Gentlemen:

     Inn of the Mountain Gods Resort and Casino (the "ISSUER"), hereby submits this Construction Reserve Disbursement Request and Certificate (this "DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which you are a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     The Issuer hereby requests that you, in your capacity under the Disbursement Agreement, disburse $__________________ (the "DISBURSEMENT") from the Construction Reserve Account to the Construction Disbursement Account to permit the Issuer to use the funds so disbursed to complete the construction of the Resort so that it may be Operating in a manner consistent with the Construction Schedule.

     In connection with the requested Disbursement, the Issuer represents, warrants and certifies as follows:

     1. The funds disbursed pursuant to this Disbursement Request will be used in accordance with the terms of the Indenture, the Disbursement Agreement and the other Collateral Documents.

     2. There are no funds remaining in the Construction Disbursement Account and all funds disbursed from the Construction Disbursement Account have been applied in accordance with the terms of this Agreement and the other Transaction Documents.


E-1-1

     3. The funds disbursed pursuant to this Disbursement Request shall be used, upon disbursement from the Construction Disbursement Account, solely for the payment of approved Hard Costs and Soft Costs (as applicable) relating to the design, development, engineering, construction, installation, completion of construction and commencement of operations of the Resort, such funds are reasonably necessary to permit completion of construction and commencement of operations of the Resort in accordance with the Final Plans so that it may be Operating in a manner consistent with the Construction Schedule and, after giving effect to the Disbursement pursuant to this Disbursement Request, the aggregate value of cash and Cash Equivalents in the Construction Reserve Account is equal to or greater than the sum of (x) the Remaining Costs and (y) 10% of the amount of Hard Costs remaining outstanding under the Project Budget.

     4. [For Post-Operating Disbursements Prior to and including the Final Disbursement:] The Resort has previously commenced Operating. The funds disbursed pursuant to this Disbursement Request shall be used, upon disbursement from the Construction Disbursement Account, solely for the payment of approved Hard Costs and Soft Costs (as applicable) relating to the completion of construction, commencement of operations and the operation of the Resort and working capital or other construction purposes permitted under the Indenture, and such funds are reasonably necessary to permit completion of construction in accordance with the Final Plans and with the Construction Schedule, commencement of operations and/or operation of the Resort.

     5. The following circumstances resulted in the cost to [complete] [commence operations of] the Resort to exceed (as applicable) the Initial Project Budget or, if the Initial Project Budget has previously been amended, the Project
Budget:


           -----------------------------------------------------------
           -----------------------------------------------------------
           -----------------------------------------------------------

     6. The circumstances described in the preceding paragraph were not reasonably anticipated by the Issuer in preparing (as applicable) the Initial Project Budget or, if the Initial Project Budget has been amended, in preparing the latest amendment to the Project Budget, for the following reasons:


           -----------------------------------------------------------
           -----------------------------------------------------------
           -----------------------------------------------------------

     7. After giving effect to the above-requested Disbursement, there will be sufficient funds available to pay for the anticipated costs to complete the Resort in accordance with the Project Budget and in a manner consistent with the Construction Schedule, and the Issuer does not believe that any expenses other than as set forth in the Project Budget will need to be incurred by the Issuer in order to cause the Resort to be Operating in a manner consistent with the Construction Schedule.

     8. The Issuer reasonably believes that the Resort will be Operating in a manner consistent with the Construction Schedule.


E-1-2

     9. Immediately prior and upon giving effect to the above-requested Disbursement, there is no and will not be any Event of Default.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in making the Disbursement.

     Attached to this Disbursement Request is (i) a certificate from the Independent Construction Consultant, (ii) a certificate from the Design Build Contractor and (iii) a Project Budget Amendment Certificate.

                               INN OF THE MOUNTAIN GODS RESORT AND CASINO



                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:


                                  Received and Reviewed:

                                  PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant



                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:



E-1-3

                             ANNEX 1 TO EXHIBIT E-1

           FORM OF CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT CONSTRUCTION RESERVE DISBURSEMENT REQUEST FOR DISBURSEMENTS
                             RE: CONSTRUCTION COSTS

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

              Re: CONSTRUCTION RESERVE DISBURSEMENT REQUEST NO. __________ UNDER CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                    OF INN OF THE MOUNTAIN GODS RESORT AND CASINO

Ladies and Gentlemen:

     The undersigned (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     1. The Independent Construction Consultant has reviewed the above-referenced Construction Reserve Disbursement Request (the "DISBURSEMENT REQUEST") and the Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which Inn of the Mountain Gods Resort and Casino (the "ISSUER") is a party. Capitalized terms used and not otherwise defined herein shall have the same meanings given in the Request.

     2. The Independent Construction Consultant represents, warrants and certifies that (a) the funds requested to fund both Hard Costs and Soft Costs (as applicable) under the Request are reasonably necessary to permit completion of construction of the Resort in accordance with the Final Plans so that it may be Operating in a manner consistent with the Construction Schedule, (b) the Independent Construction Consultant is not aware at this time of any expenses other than as set forth in the Project Budget that the Issuer will need to incur in order to cause the Resort to be Operating in a manner consistent with the Construction Schedule, (c) nothing has come to the attention of the Independent Construction Consultant that would cause it to reasonably believe the Resort will not be Operating in a manner consistent with the Construction Schedule and
(d) the Independent Construction Consultant has no actual knowledge of (i) any Event of Default that exists or which may occur as a result of the making of the disbursement to be made, or (ii) any material errors, inaccuracies, misstatements or omissions of fact in the Disbursement Request or any exhibit or attachment thereto.


E-1-4

     3. [For Post-Operating Disbursements Other than the Final Disbursement:] The Independent Construction Consultant represents, warrants and certifies that
(a) the funds requested to fund both Hard Costs and Soft Costs (as applicable) under the Disbursement Request are reasonably necessary to permit completion of construction of the Resort in accordance with the Final Plans, (b) after giving effect to the disbursement to be made, there will be sufficient funds to pay for the anticipated costs to complete the Resort in accordance with the Project Budget, as amended to date (after giving effect to the Project Budget Amendment Certificate delivered in connection with the Request), and the Independent Construction Consultant is not aware at this time of any expenses other than as set forth in the Project Budget that the Issuer will need to incur in order to complete the Resort in accordance with the Final Plans, and (c) the Independent Construction Consultant has no actual knowledge of (i) any Event of Default that exists or which may occur as a result of the making of the Disbursement, or (ii) any material errors, inaccuracies, misstatements or omissions of fact in the Disbursement Request or any exhibit or attachment thereto; PROVIDED that no certification is made herein with respect to any matters relating to the status of gaming licenses or compliance with gaming laws.

     4. Pursuant to its duties under the Disbursement Agreement, the Independent Constructor Consultant has inspected the Resort within the previous four weeks of the date of this certificate.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

                         PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant




                         By:
                              ---------------------------------------------
                              Name:
                              Title:




E-1-5

                             ANNEX 2 TO EXHIBIT E-1

                 FORM OF CERTIFICATE OF DESIGN BUILD CONTRACTOR
                  CONSTRUCTION RESERVE DISBURSEMENT REQUEST FOR
                      DISBURSEMENTS RE: CONSTRUCTION COSTS

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

Professional Associates Construction Services, Inc.,
   as Independent Construction Consultant
942 East Chapman Avenue
Suite 200
Orange, California  92866
   Attention:  Kent Robertson

              Re: CONSTRUCTION RESERVE DISBURSEMENT REQUEST NO. __________ UNDER CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                      OF INN OF THE MOUNTAIN GODS RESORT AND CASINO

Ladies and Gentlemen:

     The undersigned (the "DESIGN BUILD CONTRACTOR") hereby certifies as follows:

     1. The Design Build Contractor has reviewed the above-referenced Construction Reserve Disbursement Request (the "DISBURSEMENT REQUEST") and the Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which Inn of the Mountain Gods Resort and Casino (the "ISSUER"), is a party, to the extent necessary to understand the defined terms contained herein and in the Disbursement Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement

     2. The Design Build Contractor hereby represents, warrants and certifies that (a) the funds requested under the Disbursement Request are reasonably necessary to permit completion of construction of the Resort in accordance with the Final Plans so that it will be Operating in a manner consistent with the Construction Schedule, (b) the Design Build Contractor is not aware at this time of any expenses other than as set forth in the Project Budget that the Issuer will need to incur in order to cause the Resort to be Operat-


D-1-6
ing in a manner consistent with the Construction Schedule, and (c) the Design Build Contractor reasonably believes that the Resort will be Operating in a manner consistent with the Construction Schedule; PROVIDED that the foregoing representations, warranties and certifications do not include any matters relating to the status of gaming licenses or compliance with gaming laws with respect to whether the Resort will be so Operating.

     3. [For Post-Operating Disbursements Other than the Final Disbursement:] The Design Build Contractor hereby represents, warrants and certifies that (a) the funds requested under the Disbursement Request are reasonably necessary to permit completion of construction of the Resort in accordance with the Final Plans and (b) after giving effect to the Disbursement, there will be sufficient funds to pay for the anticipated costs to complete the Resort in accordance with the Project Budget, as amended to date (after giving effect to the Project Budget Amendment Certificate delivered in connection with the Disbursement Request), and the Design Build Contractor is not aware at this time of any expenses other than as set forth in the Project Budget that the Issuer will need to incur in order to complete the Resort in accordance with the Final Plans and with the Construction Schedule.

     The foregoing representations, warranties and certifications are true, complete and correct and each of the Disbursement Agent and the Independent Construction Consultant is entitled to rely on the foregoing in authorizing and making the Disbursement.

                                CENTEX/WORTHGROUP LLC,
                                as Design Build Contractor




                               By:
                                  -----------------------------------------
                                  Name:
                                  Title:



E-1-7

                             ANNEX 3 TO EXHIBIT E-1

                      PROJECT BUDGET AMENDMENT CERTIFICATE

                                [To be attached]


E-1-8

                                   EXHIBIT E-2

              FORM OF CONSTRUCTION RESERVE DISBURSEMENT REQUEST AND
                       CERTIFICATE RE: COMPACT SETTLEMENT

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

              Re: CONSTRUCTION RESERVE DISBURSEMENT REQUEST NO. __________ UNDER CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                      AMOUNT REQUESTED:  $

Ladies and Gentlemen:

     Inn of the Mountain Gods Resort and Casino (the "ISSUER"), hereby submits this Construction Reserve Disbursement Request and Certificate (this "DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which you are a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     The Issuer hereby requests that you, in your capacity under the Disbursement Agreement, disburse $__________________ (the "DISBURSEMENT") from the Construction Reserve Account to the Construction Disbursement Account to permit the Issuer to use the funds so disbursed to fund a Compact Dispute Resolution.

     In connection with the requested Disbursement, the Issuer represents, warrants and certifies as follows:

     1. The Tribe has entered into a Compact Dispute Resolution, a true and complete copy of the Compact Dispute Resolution is attached hereto as SCHEDULE A, pursuant to which:

                      [Describe settlement]
                      --------------------------------------------
                      --------------------------------------------
                      --------------------------------------------


E-2-1

     2. After giving effect to the Disbursement pursuant to this Disbursement Request, the aggregate value of cash and Cash Equivalents in the Construction Reserve Account is equal to or greater than sum of (x) the Remaining Costs and
(y) 10% of the amount of Hard Costs remaining outstanding under the Project Budget.

     3. After giving effect to the Disbursement pursuant to this Disbursement Request, the aggregate value of cash and Cash Equivalents in the Construction Reserve Account is equal to or greater than 10% of the amount of Hard Costs remaining unpaid under the Project Budget as of the date of the Indenture PLUS the sum of (x) the Additional Reserve Amount, (x) the Remaining Costs and (y) 10% of the amount of Hard Costs remaining outstanding under the Project Budget.

     4. Immediately prior and upon giving effect to the above-requested Disbursement, there is no and will not be any Event of Default.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in making the Disbursement.

     Attached to this Disbursement Request is a copy of the Compact Dispute Resolution.

                            INN OF THE MOUNTAIN GODS RESORT AND CASINO




                             By:
                                 ---------------------------------------------
                                 Name:
                                 Title:


                             Received and Reviewed:

                             PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant



                             By:
                                 ---------------------------------------------
                                 Name:
                                 Title:



E-2-2

                            SCHEDULE A TO EXHIBIT E-2

                       COPY OF COMPACT DISPUTE RESOLUTION

                                [To be attached]



E-2-3

                                   EXHIBIT E-3

              FORM OF CONSTRUCTION RESERVE DISBURSEMENT REQUEST AND
                     CERTIFICATE RE: EXCESS RESERVE AMOUNTS

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

Professional Associates Construction Services, Inc.,
   as Independent Construction Consultant
942 East Chapman Avenue
Suite 200
Orange, California  92866
   Attention:  Kent Robertson

       Re: CONSTRUCTION RESERVE DISBURSEMENT REQUEST NO. ----------- UNDER CASH COLLATERAL AND DISBURSEMENT AGREEMENT
               AMOUNT REQUESTED:   $

Ladies and Gentlemen:

     Inn of the Mountain Gods Resort and Casino (the "ISSUER"), hereby submits this Construction Reserve Disbursement Request and Certificate (this "DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which each of you are a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     The Issuer hereby requests that you, in your capacity under the Disbursement Agreement, disburse $__________________ (the "DISBURSEMENT") from the Construction Reserve Account to the Issuer as excess reserve amounts.

     In connection with the requested Disbursement, the Issuer represents, warrants and certifies as follows:


E-3-1

     1. As of the date hereof, the Construction Disbursement Account is Fully Funded.

     2. Attached hereto as SCHEDULE A is a true and correct copy of the updated Project Budget delivered by the Issuer on or prior to the date hereof pursuant to Section 5.5 of the Disbursement Agreement, which updated Project Budget is as of a date not more than 30 days prior to the date hereof. There is $_____ of Hard Costs remaining unpaid under the updated Project Budget. Accordingly, 10% of such Hard Costs remaining unpaid is equal to $_____ (the "REQUIRED HARD COST RESERVE").

     3. As of the date hereof, the amount in the Construction Reserve Account which is available for payment of Construction Costs (the "EXISTING HARD COST RESERVE") is equal to the amount set forth in line C below:

               A. aggregate amount of cash and Cash Equivalents in the Construction Reserve Account:

     $_________

                                      LESS

               B.   amounts required to fund the Compact Dispute Settlement(1):

     $_________

                                     EQUALS

               C.   Existing Hard Cost Reserve:

     $_________

     4. Based on the amounts set forth in paragraphs 2 and 3 above, the Existing Hard Cost Reserve exceeds the Required Hard Cost Reserve by an amount equal to at least $_____, which amount may be distributed to the Issuer pursuant to
Section 4.5(a) of the Disbursement Agreement.

     5. Prior to and after giving effect to this Construction Reserve Disbursement Request, there is and there will be no Event of Default.

     6. As of the date hereof, the Issuer reasonably believes that the Resort will be Operating in a manner consistent with the Construction Schedule.


-------------------
1 The amount in line B shall be equal to either (x) if a Compact Dispute Resolution has occurred, the Outstanding Resolution Amount (as defined in the Indenture) or (y) if a Compact Dispute Resolution has not occurred, an amount equal to the full amount then accrued but unpaid to the State of New Mexico pursuant to the Compact and the revenue sharing agreement entered into in connection therewith attributable to periods prior to the date of the Indenture.


E-3-2

     7. The Construction Schedule will not be hindered or delayed as a result of any disbursement made pursuant to this Construction Reserve Disbursement Request.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in making the Disbursement.

     Attached to this Construction Reserve Disbursement Request is (i) a copy of the updated Project Budget, (ii) a certificate from the Independent Construction Consultant and (iii) a certificate from the Trustee.


                            INN OF THE MOUNTAIN GODS RESORT AND CASINO




                             By:
                                 ---------------------------------------------
                                 Name:
                                 Title:


                             Received and Reviewed:

                             PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant



                             By:
                                 ---------------------------------------------
                                 Name:
                                 Title:




E-3-3

                            SCHEDULE A TO EXHIBIT E-3

                             Updated Project Budget

                                  See attached.


E-3-4

                             ANNEX 1 TO EXHIBIT E-3

           FORM OF CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT CONSTRUCTION RESERVE DISBURSEMENT REQUEST FOR DISBURSEMENTS
                           RE: EXCESS RESERVE AMOUNTS

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

              Re: CONSTRUCTION RESERVE DISBURSEMENT REQUEST NO. __________ UNDER CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                      OF INN OF THE MOUNTAIN GODS RESORT AND CASINO

Ladies and Gentlemen:

     The undersigned (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     1. The Independent Construction Consultant has reviewed the above-referenced Construction Reserve Disbursement Request (the "DISBURSEMENT REQUEST") and the Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which Inn of the Mountain Gods Resort and Casino (the "ISSUER") is a party. Capitalized terms used and not otherwise defined herein shall have the same meanings given in the Request.

     2. The Independent Construction Consultant has no actual knowledge (from the facts set forth in any Disbursement Request or any certificate, exhibit or attachment attached thereto or any other notice) that an Event of Default under the Indenture or the Disbursement Agreement exists and is continuing. The Independent Construction Consultant has no actual knowledge of any material errors, misstatements or omissions of fact in the above-referenced Construction Reserve Disbursement Request or any certificate, exhibit or attachment thereto, or information otherwise provided by the Issuer.

     3. The Project Budget attached as SCHEDULE A to the Disbursement Request presently in effect and the amount included in the first sentence of paragraph 2 of the Construction


E-3-5

Reserve Disbursement Request accurately set forth the amount of Hard Costs remaining unpaid under the updated Project Budget.

     4. After giving effect to the Construction Reserve Disbursement Request from the Construction Disbursement Account, there will be sufficient Available Construction Funds to pay for the anticipated costs to complete construction of the Resort (and the component parts thereof) in accordance with the aggregate amounts (and line items) set forth in the Project Budget and the Independent Construction Consultant is not aware of any expenses other than as set forth in the Project Budget that will be needed to be paid or incurred by the Issuer in order to cause the Resort to be Operating in a manner consistent with the Construction Schedule; PROVIDED that the Independent Construction Consultant makes no certification or confirmation relating to the status of gaming licenses or compliance with gaming laws with respect to whether the Resort will be so Operating.

     5. Pursuant to its duties under the Disbursement Agreement, the Independent Construction Consultant has inspected the Resort within the previous four weeks of the date of this certificate.

     6. The Construction Schedule will not be hindered or delayed as a result of any disbursement made pursuant to the Construction Reserve Disbursement Request.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

                                PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant



                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:



E-3-6

                             ANNEX 2 TO EXHIBIT E-3

                              TRUSTEE'S CERTIFICATE

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

              Re:     INN OF THE MOUNTAIN GODS RESORT AND CASINO
                      CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                      TRUSTEE'S CLOSING CERTIFICATE

Ladies and Gentlemen:

     U.S. Bank National Association, a national banking association, as Trustee, has pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), by and among U.S. Bank National Association, a national banking association, as Disbursement Agent, the Trustee, Professional Associates Construction Services, Inc., a California corporation, as Independent Construction Consultant, Inn of the Mountain Gods Resort and Casino (the "ISSUER"), an unincorporated enterprise of the Apache Tribe of the Mescalero Reservation, the guarantors named therein and the Tribe (capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement), reviewed the Construction Reserve Disbursement Request made as of the date hereof.

     The Trustee hereby certifies to you as follows as:

     1. To the Trustee's knowledge, the representation and warranty provided in line A of paragraph 3 of the Construction Reserve Disbursement Request is true and correct in all respects.

     The foregoing certification is true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Initial Disbursements.


E-3-7

                                          U.S.BANK NATIONAL ASSOCIATION, as
                                          Trustee



                                          By:
                                              --------------------------------
                                              Name:
                                              Title:


E-3-8

                                    EXHIBIT F

         FORM OF RETAINAGE ACCOUNT DISBURSEMENT REQUEST AND CERTIFICATE

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

               Re: RETAINAGE DISBURSEMENT REQUEST NO. __________ UNDER CASH COLLATERAL AND DISBURSEMENT AGREEMENT AMOUNT REQUESTED: $ _____________

Ladies and Gentlemen:

     Inn of the Mountain Gods Resort and Casino (the "ISSUER"), hereby submits this Retainage Disbursement Request and Certificate (this "RETAINAGE DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which you are a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     In connection with the construction of the Resort, the Issuer hereby requests that you, in your capacity under the Disbursement Agreement, make a disbursement of $______________ (the "RETAINAGE DISBURSEMENT") from the Retainage Account in order pay Retainage Amounts that are now due and payable to [Name of Payee] (the "PAYEE") pursuant to the terms of [Describe relevant Construction Contract] (the "CONTRACT"), as further identified and described on SCHEDULE A attached hereto (the "PROJECT COST SCHEDULE").

     In connection with the Disbursement, the Issuer represents, warrants and certifies as follows:

     1. The Resort has been completed in accordance with the Final Plans and all applicable building and other laws, ordinances and regulations. All amounts required to be paid to Contractors in connection with causing the Resort to become Operating have been paid and no lien, notice of lien, or notice of extension of time for filing of lien has been filed against the Resort or any portion thereof in favor of any contractor, subcontractor, supplier, materialman or any other party which has not been released or removed of record prior to the date hereof, other than Permitted Liens.

     2. The funds disbursed pursuant to this Disbursement Request will be used in accordance with the terms of the Indenture, the Disbursement Agreement and the other Collateral Documents.

     3. All disbursements previously requested by the Issuer and made by the Disbursement Agent into the Disbursed Funds Account prior to the date hereof (other than Advance Disbursements permitted to be outstanding under the Disbursement Agreement) have been disbursed by the Issuer in the manner certified by the Issuer in the applicable Disbursement Request.

     4. The Issuer has previously delivered to the Independent Construction Consultant copies of all Contracts to which the Issuer is a party for the Resort with payment obligations of at least $250,000 and, with respect to each such Contract: (a) if it is a Material Construction Contract, a Consent to pledge of the Contract in the form attached as Exhibit H to the Disbursement Agreement, executed by the third-party Contractor under each such Contract; and (b) copies of such performance and/or payment bonds (naming the Issuer and the Trustee as co-obligees), if any, as the Issuer may require to be provided to the Issuer pursuant to any Contract. Each such bond continues to be enforceable and has not been terminated or canceled (except in accordance with its terms upon completion of the respective work or delivery of the respective materials).

     5. Immediately prior and upon giving effect to the above-requested Disbursement, there is no and will not be any Event of Default.

     The foregoing representations, warranties and certifications are true complete and correct and the Disbursement Agent is entitled to rely on the foregoing in making the Disbursement.

     Attached to this Request is a certificate from the Independent Construction Consultant.

                               INN OF THE MOUNTAIN GODS RESORT AND CASINO




                               By:
                                   -------------------------------------------
                                   Name:
                                   Title:

                             SCHEDULE A TO EXHIBIT F

         PROJECT COST SCHEDULE FOR RETAINAGE DISBURSEMENT REQUEST NO. __

                                [To be attached]

                              ANNEX 1 TO EXHIBIT F

           FORM OF CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
                         RETAINAGE DISBURSEMENT REQUEST

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

              Re: RETAINAGE DISBURSEMENT REQUEST NO. _______________ UNDER CASH COLLATERAL AND DISBURSEMENT AGREEMENT OF INN OF THE MOUNTAIN GODS RESORT AND CASINO

Ladies and Gentlemen:

     The undersigned (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     1. The Independent Construction Consultant has reviewed the retainage disbursement request (the "RETAINAGE DISBURSEMENT REQUEST") made by Inn of the Mountain Gods Resort and Casino (the "ISSUER") pursuant to the Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT") to which the Issuer is a party. Capitalized terms used and not otherwise defined herein shall have the same meanings given in the Retainage Disbursement Request.

     2. The Independent Construction Consultant has reviewed all disbursements made prior to the date hereof from the Construction Disbursement Account and the Construction Reserve Account, if any, and compared the invoices or other documentation supporting such disbursements with the respective Project Budget category presently in effect and confirms that the total disbursements to date in each such respective category does not exceed the budgeted amount for such category.

     3. The Independent Construction Consultant does not dispute the appropriateness of any item or items the value of which exceeds $10,000 funded with the proceeds of a previous Disbursement Request.

     4. Pursuant to its duties under the Disbursement Agreement, the Independent Constructor Consultant has inspected the Resort within the previous four weeks of the date of this certificate.

     5. The Independent Construction Consultant has received (a) duly executed and acknowledged conditional or unconditional (as applicable) lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services constituting completed construction or stored materials relating to the Resort (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld) for all disbursements identified on the Disbursement Request, which releases are in form and substance satisfactory to the Independent Construction Consultant, and otherwise complies with applicable law, and (b) duly executed acknowledgments of payment and unconditional lien releases, in form and substance satisfactory to the Independent Construction Consultant and otherwise in compliance with applicable law, from all payees identified on the previous disbursement requests for payment of Hard Costs and acknowledging the receipt by such payee of all sums payable to such Contractor from previous Disbursement Requests (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld).

     6. The Independent Construction Consultant has previously received from the Issuer copies of all Contracts to which the Issuer is a party for the Resort with payment obligations of at least $250,000 and, with respect to each such
Contract: (a) if it is a Material Construction Contract, a Consent to pledge of the Contract in the form attached as Exhibit H to the Disbursement Agreement, executed by the third-party Contractor under each such Contract; and (b) copies of such performance and/or payment bonds (naming the Issuer and the Trustee as co-obligees), if any, as the Issuer may require to be provided to the Issuer pursuant to any Contract. To the knowledge of the Independent Construction Consultant, each such bond continues to be enforceable and has not been terminated or canceled (except in accordance with its terms upon completion of the respective work or delivery of the respective materials).

     7. The Independent Construction Consultant has reviewed all disbursements made from the Construction Disbursement Account (including those for work, materials, supplies and/or labor provided to the Resort by contractors, subcontractors, supplies, and materialmen) and has compared the documentation supporting such disbursements with the respective Project Budget category presently in effect to confirm that the total disbursements to date in such category do not exceed the budgeted amount for such category.

     8. The Resort is complete in accordance with the Final Plans and with the Construction Schedule. No lien, notice of lien, or notice of extension of time for filing of lien has been filed against the Resort by any contractor, subcontractor, supplier or materialman which have not otherwise been released or removed of record prior to the date hereof; PROVIDED that no certification is made herein with respect to any matters relating to the status of gaming licenses or compliance with gaming laws. To the Independent Construction Consultant's actual knowledge, (i) immediately prior to and after giving ef-fect to the Disbursement, there is no and will not be any Event of Default, and
(ii) there are no material errors, inaccuracies, misstatements or omissions of fact in the Disbursement Request or any exhibit or attachment thereto. There is no ongoing construction in connection with the Resort (other than maintenance and repairs in the ordinary course of business).

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

                               PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                              ANNEX 2 TO EXHIBIT F

                 FORM OF CERTIFICATE OF DESIGN BUILD CONTRACTOR
       [CONSTRUCTION DISBURSEMENT ACCOUNT]/[CONSTRUCTION RESERVE ACCOUNT]
                              DISBURSEMENT REQUEST

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

Professional Associates Construction Services, Inc.,
   as Independent Construction Consultant
942 East Chapman Avenue
Suite 200
Orange, California  92866
   Attention:  Kent Robertson

     Re: [CONSTRUCTION DISBURSEMENT ACCOUNT]/[CONSTRUCTION RESERVE ACCOUNT] DISBURSEMENT REQUEST NO. ___________UNDER CASH COLLATERAL AND DISBURSEMENT AGREEMENT OF INN OF THE MOUNTAIN GODS RESORT AND CASINO

Ladies and Gentlemen:

     The undersigned (the "DESIGN BUILD CONTRACTOR") hereby certifies as follows:

     1. The Design Build Contractor has reviewed the final disbursement request (the "FINAL DISBURSEMENT REQUEST") made as of the date hereof by Inn of the Mountain Gods Resort and Casino (the "ISSUER") pursuant to the Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT") to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in the Disbursement Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     2. The Design Build Contractor hereby certifies and confirms the accuracy of the certifications in paragraph 1 of the above-referenced Final Disbursement Request as if made by and on behalf of the Design Build Contractor directly; PROVIDED that the Design Build Contractor makes no certification or confirmation relating to the status of gaming licenses or compliance with gaming laws with respect to whether the Resort is or has been Operating in a manner consistent with the Construction Schedule.

     3. The Design Build Contractor has inspected the Resort within the preceding week and hereby certifies that, to the best of its knowledge and belief, based on its limited visual observation at the time of such inspection and the information provided to the Design Build Contractor, the construction as of such date is substantially in compliance with the Final Plans as prepared by the Design Build Contractor.

     The foregoing representations, warranties and certifications are true, complete and correct and each of the Disbursement Agent and the Independent Construction Consultant is entitled to rely on the foregoing in authorizing and making the Disbursement.

                                           CENTEX/WORTHGROUP LLC,
                                           as Design Build Contractor




                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT G

                  FORM OF PROJECT BUDGET AMENDMENT CERTIFICATE

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

Professional Associates Construction Services, Inc.,
   as Independent Construction Consultant
942 East Chapman Avenue
Suite 200
Orange, California  92866
   Attention:  Kent Robertson

   Re: INN OF THE MOUNTAIN GODS RESORT AND CASINO, AMENDMENT NO. ______ TO PROJECT BUDGET FOR THE RESORT

Ladies and Gentlemen:

     Inn of the Mountain Gods Resort and Casino (the "ISSUER"), requests that the Project Budget for the Resort (the "PROJECT BUDGET") be amended as set forth on SCHEDULE A to this certificate. This certificate is delivered pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which you are a party. Capitalized terms used and otherwise not defined herein shall have the meanings given in the Disbursement Agreement. In connection with the requested Project Budget amendment, the Issuer hereby represents, warrants and certifies as follows:

     1. The proposed amendment is set forth in SCHEDULE A hereto. The proposed amendment is reasonably necessary in order to complete the work represented by any line item or line items in the Project Budget presently in effect (prior to giving effect to the proposed amendment) and will not result in a material lessening of the scope or quality of the work constituting the design or construction of the Resort.

     2. The following circumstances resulted in the reasonable necessity of the proposed amendment:

          ---------------------------------------------------------------
          ---------------------------------------------------------------
          ---------------------------------------------------------------

     3. The circumstances described in paragraph 2 above were not reasonably anticipated by the Issuer in preparing the Initial Project Budget, and if the Initial Project Budget has been previously amended, as of the date of the last such amendment, for the following reasons:


          ---------------------------------------------------------------

          ---------------------------------------------------------------
          ---------------------------------------------------------------

     4. The Project Budget in effect immediately prior to the proposed amendment is attached to this Project Budget Amendment Certificate as SCHEDULE B, and the Project Budget which will be in effect upon the effectiveness of the proposed amendment is attached to this Project Budget Amendment as SCHEDULE C.

     5. Immediately following the proposed amendment: the Project Budget will include all costs to be incurred in causing the Resort to be Operating in a manner consistent with the Construction Schedule and] completed in accordance with the Plans and (ii) the Project Budget will continue to reasonably establish the line item components of the work required to be undertaken in order to complete construction of the Resort, and will continue to reasonably establish the cost of completing each line item component of such work.

     6. After giving effect to the proposed amendment, the Project Budget accurately sets forth in all material respects the anticipated Construction Costs through completion of the construction of the Resort and the various line item components thereof identified on the Project Budget, all within the line item allocations established for those components set forth in the Project Budget.

     7. [If Any Line Item On The Project Budget Is Reduced:] The Issuer reasonably expects that the work represented by the line item entitled ________ will be completed for a total cost of $________ which amount is less than $________ [should correspond to $ amount set forth in the Project Budget prior to proposed amendment] and such savings will be reallocated, pursuant to the amendment, to another line item in the Project Budget, whether Hard Costs or Soft Costs.

     8. The construction performed as of the date hereof is of first quality and in accordance with the Plans. The Issuer reasonably believes that the date on which the Resort will become Operating will occur in a manner consistent with the Construction Schedule.

     9. Immediately prior to and upon giving effect to the Project Budget Amendment, there is no and will not be any Event of Default.

     The undersigned certifies that the Project Budget Amendment contemplated hereby is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent and the Independent Construction Consultant are entitled to rely on the foregoing.

     Attached to this Project Budget Amendment Certificate is a certificate from the Independent Construction Consultant.


                            INN OF THE MOUNTAIN GODS RESORT AND CASINO




                             By:
                                 ---------------------------------------------
                                 Name:
                                 Title:


                             Received and Reviewed:

                             PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant



                             By:
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             SCHEDULE A TO EXHIBIT G

                        PROPOSED PROJECT BUDGET AMENDMENT

Amendment No. ____ to Project Budget.

I. Increases To Line Items:

The Following Line Item Is Increased:     -------------------------------

Old Amount of Line Item:                  -------------------------------

Amount of Increase:                       -------------------------------

New Total For Line Item:                  -------------------------------

Source of Funds For Increase:

    Source                                             Amount

    Realized Savings(1)                   -------------------------------

    Reduction in "contingency" line item  -------------------------------

    Reduction of allocated reserves       -------------------------------

               Total                      -------------------------------

--------------------------------

     1. Source and documentation (E.G., receipts for purchased goods or invoices for services) for Realized Savings are attached.

     II.  Decreases To Line Items:


The Following Line Item Is Decreased:     -------------------------------

Old Amount of Line Item:                  -------------------------------

Amount of Decrease:                       -------------------------------

New Amount of Line Item:                  -------------------------------

Reason For Decrease of Line Item:         -------------------------------


----------------------------
1 Source and documentation (E.G., receipts for purchased goods or invoices for services) for REalized Savings are attached.

        Source                                           Amount

        Realized Savings(1)               -------------------------------

III.    New Project Budget Totals


       a.   The total Project Budget for
            for the Resort is now:        $______________________________

       b.   The amount disbursed to date
            for the Resort is:            $______________________________

       c.   Remaining amounts to be
            spent:                        $______________________________

       d.   Available Construction Funds
            or the Resort:                $______________________________

--------------------------------
1 Source and documentation (E.G., receipts for purchased goods or invoices for services) for Realized Savings are attached.

2    Item III.d should be greater than or equal to item III.c.

                             SCHEDULE B TO EXHIBIT G

                            EXISTING PROJECT BUDGET(1)

                         [To be attached by the Issuer]



------------------------
     1    Or portion thereof being amended.

                             SCHEDULE C TO EXHIBIT G

                         PROPOSED REVISED PROJECT BUDGET

                         [To be attached by the Issuer]

                              ANNEX 1 TO EXHIBIT G

           FORM OF CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
                            PROJECT BUDGET AMENDMENT

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

              Re:    AMENDMENT NO. ____________TO CONSTRUCTION
                     DISBURSEMENT BUDGET FOR THE RESORT

Ladies and Gentlemen:

     The undersigned (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     1. The Independent Construction Consultant has reviewed the Project Budget Amendment Certificate (the "PROJECT BUDGET AMENDMENT CERTIFICATE") dated as of the date hereof, made by Inn of the Mountain Gods Resort and Casino (the "ISSUER") pursuant to the Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT") to which the Issuer is a party, and such other budgets, documents, schedules, shop drawings, plans, specifications and other information as it deems necessary in order to provide this letter. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     2. Pursuant to its duties under the Disbursement Agreement, the Independent Construction Consultant has inspected the Resort within the previous two weeks of the date of this certificate.

     3. The Independent Construction Consultant hereby certifies and independently confirms the accuracy of the certifications contained in the above-referenced Project Budget Amendment Certificate; PROVIDED that the Independent Construction Consultant makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Resort will be Operating in a manner consistent with the Construction Schedule.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the amendment to the Project Budget.

                               PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                                   EXHIBIT H-1

               FORM OF CONSTRUCTION CONTRACT AMENDMENT CERTIFICATE

                                     [DATE]


U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

Professional Associates Construction Services, Inc.,
   as Independent Construction Consultant
942 East Chapman Avenue
Suite 200
Orange, California  92866
   Attention:  Kent Robertson

       Re:    AMENDMENT NO. ____ TO CONTRACT DATED __________, ____
              (THE "CONTRACT"), BETWEEN INN OF THE MOUNTAIN GODS RESORT AND CASINO (THE "ISSUER"), AND ____________________ ("CONTRACTOR")

Ladies and Gentlemen:

     The Issuer requests that the above-referenced Contract be amended as set forth on SCHEDULE A to this certificate. This certificate is delivered pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which you are a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement. In connection with the requested Contract amendment, the Issuer hereby represents, warrants and certifies as follows:

     1. The proposed Contract amendment is attached as SCHEDULE A hereto. The amendment is reasonably necessary in order to complete the development, construction, equipping and operation of the Resort so that it is Operating in a manner consistent with the Construction Schedule.

     2. The following circumstances resulted in the necessity of the proposed amendment:

                  --------------------------------------------
                  --------------------------------------------
                  --------------------------------------------

     3. After giving effect to such amendment (and any related amendment to the Project Budget for the Resort):


H-1-1

     (a) The Project Budget will continue to call for construction of improvements constituting the Resort;

     (b) The amendment will not materially affect the scope, quality, character or value of the Resort for the following reasons:

                  --------------------------------------------
                  --------------------------------------------
                  --------------------------------------------

     (c) If the amendment will effect a reduction in the scope of the work to be performed by Contractor, then the work eliminated from the scope of work either (i) is not necessary to complete the Resort as a first quality improvement in accordance with the Plans and all applicable building laws, ordinances and regulations, or (ii) to the extent necessary for the completion of the Resort as a first quality improvement in accordance with the Plans and all applicable building laws, ordinances and regulations, will be completed by the contractors set forth below under the new or amended contracts described below. Each such contractor is competent to perform the work called for by the new or amended contract in exchange for the payments contemplated thereby, and each such contract or amendment thereto complies with all applicable provisions of Article 5.1 of the Disbursement Agreement.

         Work                      Contractor                  Contract

-------------------------   -----------------------    -------------------------
-------------------------   -----------------------    -------------------------
-------------------------   -----------------------    -------------------------
-------------------------   -----------------------    -------------------------
-------------------------   -----------------------    -------------------------

     (d) The Issuer will continue to be able to complete the work within the line items pertaining to the Contract: (i) in a timely manner so as to permit the date on which the Resort becomes Operating in a manner consistent with the Construction Schedule; and (ii) within the aggregate amounts specified for the line items on the Project Budget.

     4. After giving effect to the proposed amendment (and any related amendment to the Project Budget), the Project Budget accurately sets forth the anticipated Construction Costs through completion of the construction of the Resort and the various components of the Resort, all within the line item allocations established for those components set forth in the Project Budget.

     5. Prior to and after giving effect to the amendment, there is no and will not be any Event of Default.

     The undersigned certifies that this Contract Amendment Certificate is authorized hereby and is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.


H-1-2

     The foregoing representations, warranties and certifications are true, complete and correct and each of the Disbursement Agent and the Independent Construction Consultant is entitled to rely on the foregoing.

     Attached to this Contract Amendment Certificate is a certificate from the Independent Construction Consultant [for Contracts relating to Hard Costs only:] and a certificate from the Design Build Contractor.


                            INN OF THE MOUNTAIN GODS RESORT AND CASINO




                             By:
                                 ---------------------------------------------
                                 Name:
                                 Title:


                             Received and Reviewed:

                             PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant



                             By:
                                 ---------------------------------------------
                                 Name:
                                 Title:


H-1-3

                            SCHEDULE A TO EXHIBIT H-1

                COPY OF EXECUTED CONSTRUCTION CONTRACT AMENDMENT

                         [To be attached by the Issuer]


H-1-4

                             ANNEX 1 TO EXHIBIT H-1

           FORM OF CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
                         CONSTRUCTION CONTRACT AMENDMENT

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

      Re:     AMENDMENT NO. ________ TO CONTRACT DATED ______________
              (THE "CONTRACT") BETWEEN INN OF THE MOUNTAIN GODS RESORT AND CASINO (THE "ISSUER") AND __________________ ("CONTRACTOR")

Ladies and Gentlemen:

     The undersigned (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     1. The Independent Construction Consultant has reviewed the Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which the Issuer is a party, the above-referenced Contract, as well as the Issuer's contract amendment certificate dated as of the date hereof and made pursuant to the Disbursement Agreement (the "CONTRACT AMENDMENT CERTIFICATE"). Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     2. The Independent Construction Consultant hereby certifies and independently confirms the accuracy of the certifications in the above-referenced Contract Amendment Certificate; PROVIDED that the Independent Construction Consultant makes no certification or confirmation relating to the status of gaming licenses or compliance with gaming laws with respect to whether the Resort will be Operating in a manner consistent with the Construction Schedule.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing relative to the amendment to the Contract.


H-1-5

                           PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant




                           By:
                              ---------------------------------------------
                              Name:
                              Title:



H-1-6

                             ANNEX 2 TO EXHIBIT H-1

                 FORM OF CERTIFICATE OF DESIGN BUILD CONTRACTOR
                         CONSTRUCTION CONTRACT AMENDMENT

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

      Re:  AMENDMENT NO. ________ TO CONTRACT DATED __________________
           (THE "CONTRACT") BETWEEN INN OF THE MOUNTAIN GODS RESORT AND CASINO, (THE "ISSUER") AND _______________________ ("CONTRACTOR")

Ladies and Gentlemen:

     The undersigned (the "DESIGN BUILD CONTRACTOR") hereby certifies as follows:

     1. The Design Build Contractor has reviewed the Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which the Issuer is a party, the above-referenced Contract, as well as the Issuer's contract amendment certificate dated as of the date hereof and made pursuant to the Disbursement Agreement (the "CONTRACT AMENDMENT CERTIFICATE") to the extent necessary to understand the defined terms contained herein and in the Contract Amendment Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein.

     2. The Design Build Contractor hereby certifies and independently confirms the accuracy of the certifications in the above-referenced Contract Amendment Certificate, as such certifications relate to Hard Costs; PROVIDED that the Design Build Contractor makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Resort will be Operating in a manner consistent with the Construction Schedule.

     The foregoing representations, warranties and certifications are true, complete and correct and each of the Independent Construction Consultant and the Disbursement Agent is entitled to rely on the foregoing relative to the amendment to the Contract.


H-1-7

                                      CENTEX/WORTHGROUP LLC,
                                      as Design Build Contractor




                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:


H-1-8

                                   EXHIBIT H-2

              FORM OF ADDITIONAL CONSTRUCTION CONTRACT CERTIFICATE

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

Professional Associates Construction Services, Inc.,
   as Independent Construction Consultant
942 East Chapman Avenue
Suite 200
Orange, California  92866
   Attention:  Kent Robertson

     Re: INN OF THE MOUNTAIN GODS RESORT AND CASINO, [NAME OF CONTRACT] DATED ______________ (THE "CONTRACT"), BETWEEN INN OF THE MOUNTAIN GODS RESORT AND CASINO (THE "ISSUER"), AND
            _____________________________ ("CONTRACTOR")

Ladies and Gentlemen:

     The Issuer requests that the above-referenced Contract, a copy of which is attached hereto as SCHEDULE A (together with a Consent to pledge of the Contract in the form of Exhibit H to the Disbursement Agreement duly executed by Contractor, a copy of which is attached hereto as SCHEDULE B), be approved and made effective. This certificate is delivered pursuant to that certain Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which you are a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     In connection with entering into the Contract, the Issuer hereby represents, warrants and certifies as follows:

     1. The work to be performed under the Contract relates to the following line item under the Project Budget presently in effect and consists of the following:

             -------------------------------------------------------
             -------------------------------------------------------
             -------------------------------------------------------

Such work conforms to the Plans.

     2. The Contract will permit the Issuer to complete the work within the line items of the Project Budget presently in effect pertaining to the Contract: (i) in a timely manner so as to


H-2-1
permit the date on which the Resort (and its various components) becomes Operating in a manner consistent with the Construction Schedule and (ii) within the aggregate amounts specified for the line item in the Project Budget presently in effect. The Contractor is competent to perform the work called for by the Contract.

     3. Prior to and after giving effect to the Contract, there is no and will not be any Event of Default.

     4. The entering into the Contract and the performance of the work thereunder [will/will not] require an amendment to the Project Budget. [if it will, add: Attached hereto is a duly completed and executed Project Budget Amendment Certificate accurately describing such amendment].

     5. After giving effect to the Contract (and any related amendment to the Project Budget) and the performance of the work under the Contract the funds in the Construction Disbursement Account (together with any actual or anticipated Purchase Money Financing to the extent permitted under the Indenture) will be sufficient to cause the Resort to become Operating in a manner consistent with the Construction Schedule.

     6. The Issuer's entering into the proposed Contract is permitted under
Section 5.3 of the Disbursement Agreement and all conditions precedent thereto have been met.

     The undersigned certifies that this Additional Contract Certificate is authorized hereby and is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

     The foregoing representations, warranties and certifications are true, complete and correct and each of the Disbursement Agent and the Independent Construction Consultant is entitled to rely on the foregoing.

     Attached to this Contract Amendment Certificate is a certificate from the Independent Construction Consultant [for Contracts relating to Hard Costs only:] and a certificate from the Design Build Contractor.

                                INN OF THE MOUNTAIN GODS RESORT AND CASINO



                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

H-2-2

                                Received and Reviewed:

                                PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant



                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


H-2-3

                            SCHEDULE A TO EXHIBIT H-2

                     COPY OF EXECUTED CONSTRUCTION CONTRACT

                         [To be attached by the Issuer]



H-2-4

                            SCHEDULE B TO EXHIBIT H-2

           COPY OF EXECUTED CONSENT TO PLEDGE OF CONSTRUCTION CONTRACT

                         [To be attached by the Issuer]



H-2-5

                             ANNEX 1 TO EXHIBIT H-2

           FORM OF CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
                  ADDITIONAL CONSTRUCTION CONTRACT CERTIFICATE

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

              Re: ADDITIONAL CONTRACT CERTIFICATE DATED __________________ RELATING TO [NAME OF CONTRACT] DATED _________________ (THE "CONTRACT") BETWEEN INN OF THE MOUNTAIN GODS RESORT AND CASINO (THE "ISSUER"), AND ________________________
                     ("CONTRACTOR")

Ladies and Gentlemen:

     The undersigned (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     1. The Independent Construction Consultant has reviewed the Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which the Issuer is a party, the above-referenced Contract, as well as the Issuer's additional contract certificate dated as of the date hereof and made pursuant to the Disbursement Agreement (the "ADDITIONAL CONTRACT CERTIFICATE"). Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

     2. The Independent Construction Consultant hereby certifies and independently confirms the accuracy of the certifications in paragraphs 1 and 2 of the Additional Contract Certificate. The Independent Construction Consultant is not aware of any material errors in the information contained in any other paragraph of the Additional Contract Certificate.

     3. The Independent Construction Consultant concurs with the Issuer's certification that entering into the Contract and the performance of work thereunder will not cause the Available Construction Funds to be less than the amount required to cause the Resort to become Operating in a manner consistent with the Construction Schedule; PROVIDED that the Independent Construction Consultant makes no certification or confirmation relating to the status of gaming licenses or compliance with gaming laws with respect to whether the Resort will be Operating in a manner consistent with the Construction Schedule.


H-2-6

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing relative to authorizing the Issuer to enter into the Contract.

                              PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., as Independent Construction Consultant



                              By:
                                 ---------------------------------------------
                                 Name:
                                 Title:



H-2-7

                             ANNEX 2 TO EXHIBIT H-2

                 FORM OF CERTIFICATE OF DESIGN BUILD CONTRACTOR
                  ADDITIONAL CONSTRUCTION CONTRACT CERTIFICATE

                                     [DATE]

U.S. Bank National Association,
   as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
   Attention:  Frank Leslie

Professional Associates Construction Services, Inc.,
   as Independent Construction Consultant
942 East Chapman Avenue
Suite 200
Orange, California  92866
   Attention:  Kent Robertson

      Re: ADDITIONAL CONTRACT CERTIFICATE DATED _________________, ____, RELATING TO [NAME OF CONTRACT DATED ________________, ____ ]
             (THE "CONTRACT") BETWEEN INN OF THE MOUNTAIN GODS RESORT AND CASINO (THE "ISSUER") AND ________________________ ("CONTRACTOR")

Ladies and Gentlemen:

     The undersigned (the "DESIGN BUILD CONTRACTOR") hereby certifies as follows:

     1. The Design Build Contractor has reviewed the above-referenced Contract, as well as the Cash Collateral and Disbursement Agreement dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT Agreement"), to which the Issuer is a party, the above-referenced Contract, as well as the Issuer's additional contract certificate dated as of the date hereof and made pursuant to the Distribution Agreement (the "ADDITIONAL CONTRACT CERTIFICATE") to the extent necessary to understand the defined terms contained herein and in the Additional Contract Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein.

     2. The Design Build Contractor hereby certifies and independently confirms the accuracy of the certifications in paragraphs 1 and 2 of the above-referenced Additional Contract Certificate, as such certifications relate to the Hard Costs; PROVIDED that the Design Build Contractor makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Resort will be Operating in a manner consistent with the Construction Schedule.

     The foregoing representations, warranties and certifications are true, complete and correct and the Independent Construction Consultant and the Disbursement Agent are entitled to rely on the foregoing relative to authorizing the Issuer to enter into the Contract.


H-2-8

                                   CENTEX/WORTHGROUP LLC,
                                   as Design Build Contractor



                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:



H-2-9

                                    EXHIBIT I

               FORM OF CONSENT TO PLEDGE OF CONSTRUCTION CONTRACT

     THIS CONTRACTING PARTY'S CONSENT TO THE PLEDGE OF CONTRACT (the "CONSENT") is made as of _________________, ____, by __________________, a
______________________ [corporation] ("CONTRACTING PARTY"), whose address is
_______________________, for the benefit of U.S. Bank National Association, a national banking association, having an office at 60 Livingston Avenue, St. Paul, Minnesota 55107-2292, as trustee for the benefit of the holders of the Notes (the "TRUSTEE") .

                                    RECITALS

     A. NOTES. Pursuant to that certain Indenture dated as of November 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "INDENTURE"), by and between Inn of the Mountain Gods Resort and Casino, as issuer (the "ISSUER"), the Trustee, and certain other parties named therein, the Issuer has issued $185.0 million principal amount of its 12% Senior Notes due 2010 (the "ORIGINAL NOTES" and, together with any new notes issued in exchange therefor, the "NOTES"). All defined terms used and not otherwise defined herein shall have the meanings given in the Indenture. The proceeds of the Notes, minus certain debt financing costs, have been deposited into an escrow account pursuant to a Cash Collateral and Disbursement Agreement (the "DISBURSEMENT AGREEMENT") of even date with the Indenture among the Issuer, U.S. Bank National Association, as disbursement agent (the "DISBURSEMENT AGENT"), the Trustee, Professional Associates Construction Services, Inc., as Independent Construction Consultant, and certain other parties named therein.

     B. SECURITY. The Issuer must use the proceeds of the Notes disbursed pursuant to the Disbursement Agreement for the construction of the Resort (as defined in the Disbursement Agreement). Contracting Party and the Issuer are parties to that certain [name of contract] dated as of _____________, ________ (the "CONTRACT") relating to the design, construction and/or operation of the Resort. [The Issuer has executed an Accounts Security Agreement dated of even date with the Indenture (as amended, supplemented or otherwise modified from time to time, the "ACCOUNTS SECURITY AGREEMENT"), in favor of the Trustee, to collaterally assigning all of the Issuer's right, title and interest in and to, among other things, the Contract, in order to secure the obligations of the Issuer under, among other documents, the Notes and the Indenture (the "OBLIGATIONS") and execute and deliver all other document required to perfect the lien in the Contract and other collateral.]

                                     CONSENT

     NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Contracting Party agrees as follows:

     CONSENT TO ASSIGNMENT. Pursuant to the Contract, Contracting Party has performed or supplied, or agreed to perform or supply, certain services, materials or documents in connection with the Resort. Contracting Party hereby consents to the assignment thereof by the Issuer to the Trustee as provided in the Pledge and Security Agreement and this Consent.

     20. ISSUER'S DEFAULT UNDER CONTRACT. If the Issuer defaults under the Contract, before exercising any remedy, Contracting Party shall deliver to the Trustee at its address set forth above with a copy to the Independent Construction Consultant at 942 East Chapman Avenue, Suite 200, Orange, California 92866, Attention: Kent Robertson (or such other address provided thereby in writing to the Issuer), by registered or certified mail, postage prepaid, return receipt requested, written notice of such default, specifying the nature of the default and the steps necessary to cure the same, and clearly marked as a notice of default pursuant to this Paragraph 2. If the Issuer fails to cure the default within the time permitted under the Contract, then the Trustee shall have an additional forty five (45) days after the expiration of the time permitted under the Contract (but in no event less than an additional forty five (45) days after the receipt by the Trustee of said notice from Contracting Party) within which the Trustee shall have the right, but not the obligation, to cure such default; PROVIDED, HOWEVER, that, with respect to payment defaults only, the Trustee shall have thirty (30) days from receipt of notice of such default within which the Trustee shall have the right, but not the obligation, to cure such default. Contracting Party's delivery of such a notice of default to the Trustee and the Trustee's failure to cure the same within the said additional period shall be conditions precedent to the exercise of any right or remedy of Contracting Party arising by reason of such default, except that Contracting Party shall not be required to continue performance under the Contract for the said additional period, unless and until the Trustee agrees to pay Contracting Party for that portion of the work, labor and materials rendered during the said additional period. Trustee shall provide Contracting Party upon Contracting Party's request a Statement of the Collateral Accounts as evidence of Trustee's ability to pay sums owed under the Contract.

     21. CERTIFICATE OF DEFAULT STATUS. Upon the written request of the Trustee at any time and from time to time, Contracting Party shall furnish to the Trustee, within five (5) days of receipt of such request, a certificate stating whether, as of such request receipt date, the Issuer is in default on the Contract and, if so, the nature of the default and the steps necessary to cure the same. Such certificate shall not constitute a written notice of default pursuant to Paragraph 2 hereof unless clearly marked as such.

     22. ISSUER'S DEFAULT UNDER OBLIGATIONS. If the Trustee gives written notice to Contracting Party that the Issuer has defaulted under the Obligations and requests that Contracting Party continue its performance under the Contract, Contracting Party shall thereafter perform for the Trustee under the Contract in accordance with its terms, so long as Contracting Party shall be paid pursuant to the Contract for all work, labor and materials rendered or supplied thereunder, including payment of any sums due to Contracting Party for work performed or materials supplied up to and including the date of the Issuer's default.

     23. PERFORMANCE FOR THE TRUSTEE. If the Trustee (a) cures any default by the Issuer pursuant to Paragraph 2 above, (b) gives written notice to Contracting Party that the Issuer has defaulted under the Collateral Documents pursuant to Paragraph 4 above, (c) becomes the owner of the Resort, (d) undertakes to complete the construction of the Resort pursuant to its rights under the Collateral Documents, or (e) following an Event of Default under (and as defined in) either the Indenture or the Cash Collateral and Disbursement Agreement, otherwise requires the performance of Contracting Party's obligations under the Contract or the use of any plans and specifications, drawings, surveys or other materials or documents previously prepared or provided by Contracting Party pursuant to the Contract, then in any such event, so long as

Contracting Party has received and continues to receive the compensation required under the Contract related thereto, the Trustee shall have the right to obtain performance from Contracting Party of all of its obligations under the Contract, and to use all such plans and specifications, drawings, surveys and other materials and documents, and the ideas, designs and concepts contained therein, in connection with the completion of the Resort, without the payment of any additional fees or charges to Contracting Party. Whether Contracting Party continues to perform its obligations under the Contract at the election of the Trustee under Paragraphs 4 and 5 of this Consent, Trustee agrees to pay the Contracting Party all sums due and payable under the Contract for work completed prior to the date of such election in accordance with the Contract and to pay Retainage Amounts for the portion of the Resort completed in accordance with the Contract.

     24. AMENDMENTS AND CHANGE ORDERS. Contracting Party agrees that it will not modify, amend, supplement or in any way join in the release or discharge of Contracting Party's obligations under the Contract unless (a) such change is commercially reasonable, and (b) the Independent Construction Consultant consents to such change in writing, or such change is otherwise expressly permitted by the Disbursement Agreement, and Contracting Party agrees that it will not perform any work pursuant to any change order, directive or amendment to the Contract unless the same is issued and executed in accordance with the foregoing and the terms and conditions of the Contract.

     25. LIST OF SUBCONTRACTING PARTIES. Upon the written request of the Trustee at any time and from time to time, Contracting Party shall furnish to the Trustee a current list of all Persons with whom Contracting Party has entered into subcontracts or other agreements related to the rendering of work, labor or materials under the Contract, together with a statement as to the status of each such subcontract or agreement, and the respective amounts, if any, owed by Contracting Party related thereto.

     26. COMPLIANCE WITH LAWS. Contracting Party shall comply with, and shall report to the Trustee any failure known to Contracting Party of the Issuer, the Resort or any Person or entity furnishing materials or services in connection with the construction of the Resort to comply, with all applicable laws, ordinances, regulations and governmental requirements relating to the construction of the Resort.

     27. CONTRACTING PARTY'S RECORDS. At the Trustee's or the Independent Construction Consultant's request, Contracting Party shall promptly submit to the Trustee or the Independent Construction Consultant's, as applicable, such payroll vouchers, receipts, lien releases and waivers, progress surveys, inspection reports and other documents and papers relating to construction of the Resort as the Trustee or the Independent Construction Consultant may request.

     28. TRUSTEE INSPECTIONS. The Trustee and its agents and representatives (including, without limitation, the Independent Construction Consultant) shall have the right at any time to enter the site of the Resort and inspect the work of construction and all materials, plans, specifications, shop drawings and other matters relating to the Resort or the construction thereof. From time to time, at Contracting Party's place of business during customary business hours and upon reasonable prior notice, the Trustee and its agents and representatives (including, without


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


limitation, the Independent Construction Consultant) shall also have the right to examine, copy and audit the books, records and accounting data and other documents of Contracting Party relating to the Resort. Any inspection of the Resort by the Trustee or its agent or representatives (including, without limitation, the Independent Construction Consultant) or any examination, acceptance or approval by the Trustee or such other parties of documents relating to the Resort, including, but not limited to, plans, specifications, shop drawings, books, records and vouchers, is for the sole purpose of protecting the Trustee's rights under the Disbursement Agreement and the other Collateral Documents and its security for the Obligations. Contracting Party shall not rely on any such inspection, examination, acceptance or approval by the Trustee or its agents or representatives (including, without limitation, the Independent Construction Consultant). In no event shall the Trustee or any of such agents or representatives be obligated to disclose to Contracting Party or to the Issuer the results of any such inspection or examination.

     29. SECURITY OF RESORT AND EQUIPMENT. Contracting Party agrees to cooperate with the Issuer and the Trustee in preserving their respective ownership and security interests in all personal Resort relating to the Resort, including without limitation building materials, machinery and appliances acquired by Contracting Party with the proceeds of the Notes and held or stockpiled on or off the site of the Resort for incorporation into or use in connection with the Resort.

     30. REPRESENTATIONS AND WARRANTIES. Contracting Party represents and warrants to the Trustee that (a) it is duly licensed to conduct its business in the jurisdiction contemplated by the Contract, and will at all times maintain its license in full force and effect throughout the term thereof, (b) the Contract has not been amended, modified or supplemented except as set forth therein, (c) the Contract constitutes a valid and binding obligation of Contracting Party and is enforceable against Contracting Party in accordance with its terms, (d) there have been no prior assignments of the Contract, and
(e) all covenants, conditions and agreements of the Issuer and Contracting Party contained in the Contract have been performed as required therein, except for those that are not due to be performed until after the date hereof.

     31. APPLICATION OF FUNDS. Nothing herein imposes or shall be construed to impose upon the Trustee any duty to direct the application of any proceeds of the Notes, and Contracting Party acknowledges that the Trustee is not obligated to Contracting Party or any of its subcontracting parties, materialmen, suppliers or laborers.

     32. ACKNOWLEDGMENT OF INDUCEMENT. Contracting Party is executing this Consent to induce the purchasers of the Notes to purchase the Notes. Contracting Party understands that the purchasers of the Notes would not advance such funds and make such purchases but for Contracting Party's execution and delivery hereof.

     33. IRREVOCABILITY. The provisions hereof shall be irrevocable and remain in full force and effect until the Issuer has fully paid and performed all of the obligations.

     34. NOTICES. Except for notices sent pursuant to Paragraph 2 above, any notices to the Trustee hereunder shall be sent to its address set forth above, by U.S. Mail, postage prepaid.


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


     35. GOVERNING LAW. This Consent shall be governed by the laws of the State of New York.


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


     IN WITNESS WHEREOF, Contracting Party has executed this Consent as of the date first above written.

                             CONTRACTING PARTY:




                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:


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